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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2013 through August 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Absolute Return
                        Bond Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     ABRDX
                        Class C     ARCBX
                        Class Y     ARBYX

                        [LOGO] PIONEER
                               Investments(R)
                                             visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          26

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       51

Trustees, Officers and Service Providers                                      52

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

In the following interview, portfolio managers Tanguy Le Saout and Cosimo Marasciulo discuss the factors that influenced Pioneer Absolute Return Bond Fund's performance for the abbreviated annual reporting period beginning with the Fund's inception on January 30, 2014 and ending August 31, 2014, as well as their investment approach in managing the Fund. Mr. Le Saout, Head of European Fixed Income and a portfolio manager based in Pioneer's Dublin office, and Mr. Marasciulo, Head of Government Bonds and a portfolio manager at Pioneer, also based in Dublin, are responsible for the day-to-day management of the Fund.

Q   Can you provide an overview of the Fund's investment approach?

A Certainly. The big picture is that we aim to have the Fund's annualized return exceed that of three-month Treasury bills on a rolling three-year annualized basis, while targeting portfolio volatility that is similar to that of T-bills as well. To achieve that goal, we seek to provide positive absolute Fund returns over most trailing 12-month periods, regardless of market conditions.

    Obviously, if we are going to be successful in achieving our objectives, the Fund's returns cannot be overly dependent on the price performance of one or more fixed-income categories. Therefore, in seeking positive Fund returns regardless of market conditions, we divide the portfolio into two distinct parts.

    The core of the Fund's portfolio, representing around 70% of assets, is currently invested in three-month Treasury bills. The other 30% of assets is invested in a range of strategies, each of which is designed to provide the Fund with alpha, or excess return. (Alpha is the additional return produced from a portfolio manager above that of a passive market index). Each strategy is focused on a different segment of the fixed-income market. Importantly, each strategy seeks to benefit from both positive and negative markets. This means the Fund is positioned in some asset categories within the broad bond market through long exposures, while also positioned against other asset categories via short exposures. Each alpha-oriented strategy is managed independently by a specialist in that particular segment of the market who is responsible for implementing his or her individual views. This, in our view, provides the Fund with an added level of diversification* across different asset classes when compared with investment vehicles where asset allocation and security selection are more closely tied together.

* Diversification does not assure a profit nor protect against loss in a declining market.

4 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

    Importantly, we closely track the portfolio risks we have assumed across all of the alpha-related strategies, and operate within an overall "risk budget" for the portfolio based on our objective of avoiding negative Fund returns over a 12-month period.

Q How did the Fund perform during the period between January 30, 2014 and August 31, 2014?

A Pioneer Absolute Return Bond Fund's Class A shares returned -1.20% at net asset value during the period between January 30, 2014, and August 31, 2014. During the same period, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.02%.

Q Can you review the principal portfolio investment strategies you implemented during the Fund's abbreviated annual reporting period ended August 31, 2014, and how did those strategies affect the Fund's performance?

A In addition to the core position in 3-month Treasuries, we have implemented a number of different positions across the alpha portion of the Fund's portfolio. Looking at the U.S. market, our assessment is that bond prices have not reflected the likely extent of interest-rate increases as the U.S. Federal Reserve (the Fed) continues to remove its very accommodative monetary policy stance. In particular, we expect shorter-term rates to be impacted meaningfully once markets digest the outlook for a higher Federal funds rate.

    We have used a variety of instruments to implement a portfolio exposure we believe will benefit the Fund's performance under such a scenario; notably, a short position in the five-year Treasury bond. The positioning was the leading detractor from performance during the period from the Fund's inception through August 31, 2014, as U.S. rates finished lower. Offsetting that underperformance to some degree was currency positioning. We have been positioning the Fund in anticipation of the U.S. dollar strengthening against other major currencies, including the euro, the British pound and the Japanese yen, and that stance added to performance during the abbreviated annual reporting period.

    The Fund's quantitative fixed-income strategies contributed positively to performance during the period. In particular, we implemented a number of successful trades using a multi-factor model that seeks to predict bond prices in major global markets based on economic and financial market variables. For example, our momentum-based model that seeks to predict price trends in the German 10-year bond worked out well and contributed to the Fund's performance.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 5

    The Fund's inflation strategy added to returns during the period, as we positioned the portfolio for an overall rise in inflation to more normal levels in major markets, including the U.S. We are maintaining this stance on the view that Europe's economy has likely bottomed out, and in recognition that Japan's policymakers continue to strongly focus on promoting consumption. A number of trades that paired a long portfolio position in the credit of one issuer with a short position in the credit of another issuer within the same industry also performed well during the annual reporting period.

    Our efforts to implement relative value trades that sought to benefit from anomalies, either along a single country's yield curve or between the yield curves of two countries, detracted from the Fund's results during the period. Finally, we positioned the Fund for a rise in U.K. interest rates, given the robust recovery there, but so far that positioning has been a negative factor in the Fund's performance.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A We continue to expect volatility to be a feature of the investment backdrop as it becomes even clearer that the Fed is no longer prepared to step in and backstop conditions each time there is a run of disappointing economic releases. The Fed's bond purchases (quantitative easing) are on a track to cease by the end of the calendar year, and Fed Chair Yellen recently suggested an increase in the Federal funds rate could follow a few months after the tapering of quantitative easing is complete. In our view, the markets have not fully digested the implications of this policy shift for U.S. interest rates, or for the U.S. dollar as rates rise.

    Europe continues to deal with a two-tier economy, despite its common currency. The European Central Bank (ECB) is focused on avoiding deflation, having implemented interest-rate cuts and recently announced a possible program of asset-backed security purchases. We do not expect the ECB to engage in full-blown quantitative easing involving sovereign-bond purchases, however, and at current levels we do not see value in European bonds overall.

    These are among the macroeconomic factors we will monitor closely as we structure the alpha portion of the Fund's portfolio.

6 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Please refer to the Schedule of Investments on pages 16-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. Pioneer Absolute Return Bond invests in derivatives, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

The Fund is subject to duration risk. Duration seeks to measure the price sensitivity of a fixed income security to interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 7

The Fund may invest in event-linked bonds, on which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

There is no assurance that these and other strategies used by the Fund will be successful. The Fund is not intended to outperform stocks and bonds during strong market rallies. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Portfolio Summary | 8/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                    76.9%
Foreign Government Bonds                      21.7%
Swaptions                                      1.3%
Options                                        0.1%

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                 73.1%
Ireland                                        6.6%
Japan                                          5.9%
Italy                                          5.5%
United Kingdom                                 4.9%
France                                         2.6%
Spain                                          1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

  1. U.S. Treasury Bills, 0.0%, 2/5/15                                    16.52%
--------------------------------------------------------------------------------
  2. U.S. Treasury Bills, 0.0%, 7/23/15                                   12.11
--------------------------------------------------------------------------------
  3. U.S. Treasury Bills, 0.0%, 4/2/15                                    11.01
--------------------------------------------------------------------------------
  4. U.S. Treasury Bills, 0.0%, 9/18/14                                    9.91
--------------------------------------------------------------------------------
  5. U.S. Treasury Bills, 0.0%, 12/11/14                                   9.91
--------------------------------------------------------------------------------
  6. U.S. Treasury Bills, 0.0%, 11/13/14                                   7.32
--------------------------------------------------------------------------------
  7. Japanese Government CPI Linked Bond, 0.1%, 9/10/23                    5.66
--------------------------------------------------------------------------------
  8. United Kingdom Gilt Inflation Linked, 0.125%, 11/22/19                4.93
--------------------------------------------------------------------------------
  9. U.S. Treasury Bills, 0.0%, 3/5/15                                     4.62
--------------------------------------------------------------------------------
 10. Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19                     4.04
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 9

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                          8/31/14                      1/30/14*
--------------------------------------------------------------------------------
           A                             $9.88                        $10.00
--------------------------------------------------------------------------------
           C                             $9.84                        $10.00
--------------------------------------------------------------------------------
           Y                             $9.90                        $10.00
--------------------------------------------------------------------------------

Distributions per Share: 1/30/14-8/31/14*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term         Long-Term
          Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A                $ --                  $ --               $ --
--------------------------------------------------------------------------------
           C                $ --                  $ --               $ --
--------------------------------------------------------------------------------
           Y                $ --                  $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

* The Fund commenced operations on January 30, 2013.

10 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Absolute Return Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                        Net         Public       BofA ML
                        Asset       Offering     3-Month
                        Value       Price        U.S. Treasury
Period                  (NAV)       (POP)        Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)               -1.20       -5.64        0.02%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 10, 2014,
as revised January 30, 2014)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        1.34%       1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Absolute    BofA ML 3-month
                      Return Bond Fund    US Treasury Bill Index
1/31/2014             $ 9,550             $ 10,000
8/31/2014             $ 9,436             $ 10,002

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                                 BofA ML
                                                 3-Month
                        If          If           U.S. Treasury
Period                  Held        Redeemed     Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)               -1.60       -2.58        0.02%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 10, 2014,
as revised January 30, 2014)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        2.09%       1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Absolute    BofA ML 3-month
                      Return Bond Fund    US Treasury Bill Index
1/31/2014             $ 10,000            $ 10,000
8/31/2014             $ 9,742             $ 10,002

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                                 BofA ML
                                                 3-Month
                        If          If           U.S. Treasury
Period                  Held        Redeemed     Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)               -1.00       -1.00        0.02%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 10, 2014,
as revised January 30, 2014)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        1.09%       0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Absolute    BofA ML 3-month
                      Return Bond Fund    US Treasury Bill Index
1/31/2014             $ 5,000,000         $ 5,000,000
8/31/2014             $ 4,950,000         $ 5,001,045

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                  A              C              Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/14        $1,000.00      $1,000.00      $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/14                               $  990.97      $  987.95      $  992.98
--------------------------------------------------------------------------------
Expenses Paid During Period*             $    5.07      $    8.77      $    3.77
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.75% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                  A              C              Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/14        $1,000.00      $1,000.00      $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/14                               $1,020.11      $1,016.38      $1,021.42
--------------------------------------------------------------------------------
Expenses Paid During Period*             $    5.14      $    8.89      $    3.82
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.75% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 15

Schedule of Investments | 8/31/14

---------------------------------------------------------------------------------------
                 S&P/Moody's
Principal            Ratings
Amount ($)       (unaudited)                                              Value
---------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND
                                AGENCY OBLIGATIONS -- 65.5%
       1,330,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 11/13/14 (b)   $  1,329,953
       1,800,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 12/11/14 (b)      1,799,899
       3,000,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 2/5/15 (b)(c)     2,999,544
         840,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 3/5/15 (b)          839,796
       2,000,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 4/2/15 (b)        1,999,470
       2,200,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 7/23/15 (b)       2,198,566
       1,800,000     AA+/Aaa    U.S. Treasury Bills, 0.0%, 9/18/14 (b)       1,799,986
                                                                          -------------
                                                                          $ 12,967,214
---------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND
                                AGENCY OBLIGATIONS
                                (Cost $12,965,443)                        $ 12,967,214
---------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT
                                BONDS -- 24.7%
EUR      250,000      AA/Aa1    France Government Bond OAT, 4.0%,
                                4/25/55                                   $    474,756
EUR      220,000     A-/Baa1    Ireland Government Bond, 3.4%, 3/18/24         329,371
EUR      240,000     A-/Baa1    Ireland Government Bond, 3.9%, 3/20/23         373,092
EUR      300,000     A-/Baa1    Ireland Government Bond, 5.0%, 10/18/20        489,062
EUR      509,499     NR/Baa2    Italy Buoni Poliennali Del Tesoro, 2.35%,
                                9/15/19                                        734,148
EUR      170,000     NR/Baa2    Italy Buoni Poliennali Del Tesoro, 4.75%,
                                9/1/44                                         269,276
JPY    3,597,405     AA-/Aa3    Japanese Government CPI Linked Bond,
                                0.1%, 3/10/24                                   37,270
JPY   99,264,000     AA-/Aa3    Japanese Government CPI Linked Bond,
                                0.1%, 9/10/23                                1,028,400
EUR      150,000    BBB/Baa2    Spain Government Bond, 5.15%,
                                10/31/44                                       258,952
GBP      508,378     AAA/Aa1    United Kingdom Gilt Inflation Linked,
                                0.125%, 11/22/19                               895,344
                                                                          -------------
                                                                          $  4,889,671
---------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $4,706,872)                         $  4,889,671
---------------------------------------------------------------------------------------
                                PURCHASED PUT OPTIONS -- 0.3%
         120,000                Put EUR/Call NOK, 8.30,
                                9/23/14                                   $      3,057
         170,000                Put EUR/Call SEK, 9.28,
                                10/3/14                                          3,026
          90,000                Put EUR/Call USD, 1.315, 11/26/14                1,391
         150,000                Put EUR/Call USD, 1.319, 9/2/14                    879
         150,000                Put EUR/Call USD, 1.337, 9/11/14                 3,555
         150,000                Put EUR/Call USD, 1.34, 6/25/15                  6,666
         170,000                Put EUR/Call USD, 1.3615,6/23/15                 9,965

The accompanying notes are an integral part of these financial statements.

16 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

---------------------------------------------------------------------------------------
                 S&P/Moody's
Principal        Ratings
Amount ($)       (unaudited)                                              Value
---------------------------------------------------------------------------------------
                                PURCHASED PUT OPTIONS -- (continued)
          90,000                Put EUR/Call USD Knock-out (Up-and-in)
                                (1.326), 1.32, 9/25/14                    $        177
         120,000                Put GBP/Call USD, 1.657, 9/9/14                    604
         120,000                Put GBP/Call USD, 1.697,11/26/14                 5,477
         120,000                Put GBP/Call USD Knock-out
                                (Down-and-out) (1.62), 1.65,9/9/14                 250
         240,000                Put GBP/Call USD Knock-out
                                (Down-and-out) (1.6495), 1.69, 9/9/14            8,084
         100,000                Put USD/Call INR, 62.2, 12/19/14                 2,114
         110,000                Put USD/Call TRY, 2.165, 1/7/15                  1,388
         160,000                Put USD/Call TRY, 2.173, 1/13/15                 2,265
---------------------------------------------------------------------------------------
                                TOTAL PURCHASED PUT OPTIONS
                                (Premiums paid $26,344)                   $     48,898
---------------------------------------------------------------------------------------
                                PURCHASED CALL OPTIONS -- 0.1%
         170,000                Call EUR/Put SEK, 9.5,10/3/14             $         94
         170,000                Call EUR/Put USD, 1.3615, 6/23/15                2,390
         150,000                Call USD/Put JPY, 103, 11/26/14                  2,766
         150,000                Call USD/Put JPY, 107, 5/12/15                   1,952
         400,000                Call USD/Put KRW Knock-out (Up-and-out)
                                (1130) 1045,12/18/14                             2,877
         160,000                Call USD/Put MXN Knock-out (Up-and-out)
                                (13.8) 13.1, 10/17/14                              835
         200,000                Call USD/Put SGD, 1.25, 6/25/15                  2,795
         200,000                Call USD/Put TWD, 30, 6/26/15                    1,617
---------------------------------------------------------------------------------------
                                TOTAL PURCHASED CALL OPTIONS
                                (Premiums paid $19,221)                   $     15,326
---------------------------------------------------------------------------------------
                                PURCHASED SWAPTIONS -- 0.6%
         500,000                Fixed 6/27/26 EUR 2.04% (SWP
                                6/23/16 Right to pay fixed)               $      8,691
         500,000                Fixed 6/27/26 USD 3.42% (SWP
                                6/23/16 Right to pay fixed)                     12,926
       2,820,000                Fixed 5/12/17 EUR 0.57% (SWP
                                5/8/15 Right to receive fixed)                  20,375
         500,000                Fixed 6/27/26 USD 3.42% (SWP
                                6/23/16 Right to receive fixed)                 27,918
         500,000                Fixed 6/27/26 EUR 2.04% (SWP
                                6/23/16 Right to receive fixed)                 44,475
---------------------------------------------------------------------------------------
                                TOTAL PURCHASED SWAPTIONS
                                (Premiums paid $90,595)                   $    114,385
---------------------------------------------------------------------------------------
                                INTEREST RATE SWAPTIONS -- 0.6%
      58,600,000                Fixed 6/3/35 JPY 1.62% (SWP 6/1/15
                                Right to pay fixed)                       $      5,600
       1,950,000                Fixed 4/4/49 USD 4.18% (SWP 4/2/19
                                Right to pay fixed)                            117,084
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 17

---------------------------------------------------------------------------------------
                 S&P/Moody's
Principal        Ratings
Amount ($)       (unaudited)                                              Value
---------------------------------------------------------------------------------------
                                TOTAL INTEREST RATE SWAPTIONS
                                (Premiums paid $219,100)                  $    122,684
---------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN
                                SECURITIES -- 91.8%
                                (Cost $18,027,575) (a)                    $ 18,158,178
---------------------------------------------------------------------------------------
                                WRITTEN PUT OPTIONS -- (0.0)%+
        (170,000)               Put EUR/Call SEK, 9.28,
                                10/3/14                                   $     (3,027)
        (150,000)               Put USD/Call JPY, 98,11/26/14                     (156)
        (110,000)               Put USD/Call TRY, 2.165, 1/7/15                 (1,388)
---------------------------------------------------------------------------------------
                                TOTAL WRITTEN PUT OPTIONS
                                (Premiums received $(7,125))              $     (4,571)
---------------------------------------------------------------------------------------
                                WRITTEN CALL OPTIONS -- (0.0)%+
        (170,000)               Call EUR/Put SEK, 9.5,10/3/14             $        (94)
        (150,000)               Call USD/Put JPY, 107.5, 11/26/14                 (419)
        (110,000)               Call USD/Put TRY, 3.03, 1/7/15                     (49)
        (120,000)               Call EUR/Put NOK, 8.5, 9/23/14                     (15)
---------------------------------------------------------------------------------------
                                TOTAL WRITTEN CALL OPTIONS
                                (Premiums received $(4,237))              $       (577)
---------------------------------------------------------------------------------------
                                WRITTEN INTEREST RATE
                                SWAPTION -- (0.6)%
      (7,600,000)               Fixed 4/2/19 USD 4.63% (SWP 4/7/14
                                Right to pay fixed)                       $   (110,738)
---------------------------------------------------------------------------------------
                                TOTAL WRITTEN INTEREST
                                RATE SWAPTION
                                (Premiums received $(200,002))            $   (110,738)
---------------------------------------------------------------------------------------
                                OTHER ASSETS & LIABILITIES -- 8.8%        $  1,744,376
---------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                $ 19,786,668
=======================================================================================

+         Amount rounds to less than 0.1% or (0.1)%.

NR        Not rated by either S&P or Moody's.

(a) At August 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $18,027,575 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                             $ 255,174

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                              (124,571)
                                                                                    ----------
            Net unrealized appreciation                                             $ 130,603
                                                                                    ==========

(b) Security issued with a zero coupon. Income is earned through accretion of discount.

(c) All or a portion of this security has been pledged in connection with open futures and swap contracts.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

                EUR              European Euro
                GBP              British Pound Sterling
                JPY              Japanese Yen
                NOK              Norwegian Krone
                SEK              Swedish Krone
                TRY              Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2014 aggregated $6,144,932 and $1,571,997, respectively.

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

--------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                              Premiums    Unrealized
Notional                           Obligation                    Expiration   Paid        Appreciation
Principal ($)      Counterparty    Entity/Index         Coupon   Date         (Received)  (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR     (320,000)  Barclays Bank   Markit iTraxx        1.00%    6/20/19      $ (8,263)   $     (574)
                   Plc             Europe Index
EUR     (250,000)  Credit Suisse   Carrefour SA         1.00%    3/20/19        (2,003)       (5,390)
                   International
EUR     (280,000)  Credit Suisse   Cie De               1.00%    6/20/19        (6,915)        1,175
                   International   Saint-Gobain
EUR     (280,000)  Credit Suisse   Continental AG       1.00%    6/20/19        (7,251)          282
                   International
EUR     (280,000)  Credit Suisse   Iberdrola Finanzas   1.00%    6/20/19        (7,072)          170
                   International   SAU
EUR     (270,000)  Credit Suisse   Bat International    1.00%    9/20/19        (9,461)       (1,506)
                   International   Finance Plc
EUR     (280,000)  Credit Suisse   Fortum Oyj           1.00%    9/20/19        (8,782)          206
                   International
      (1,050,000)  Deutsche Bank   Markit CDX North     1.00%    12/20/18      (18,211)       (6,425)
                                   America Investment
                                   Grade Index
EUR     (750,000)  Deutsche Bank   Markit iTraxx        1.00%    6/20/19         2,046       (22,757)
                                   Europe Index
EUR     (250,000)  Morgan Stanley  Standard Chartered   1.00%    3/20/19         3,130        (8,321)
                   Capital         Bank
                   Services LLC
EUR     (500,000)  Morgan Stanley  Volkswagen           1.00%    3/20/19       (15,573)       (4,154)
                   Capital         International
                   Services LLC    Finance NV
EUR     (270,000)  Morgan Stanley  Eni S.p.A.           1.00%    9/20/19        (8,626)         (729)
                   Capital
                   Services LLC
--------------------------------------------------------------------------------------------------------
                                                                              $(86,981)   $  (48,023)
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 19

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
Notional                             Obligation                                          Premiums    Unrealized
Principal                            Entity/                      Credit     Expiration  Paid        Appreciation
($)(1)             Counterparty      Index                Coupon  Rating(2)  Date        (Received)  (Depreciation)
-------------------------------------------------------------------------------------------------------------------
EUR      320,000   Barclays          Tesco plc            1.00%   BBB        9/20/19     $     410   $       646
                   Bank plc
EUR      250,000   Credit Suisse     Casino               1.00%   BBB-       3/20/19        (3,293)        8,046
                   International     Guichard
                                     Perrachon SA
EUR      250,000   Credit Suisse     Electrolux AB        1.00%   BBB+       6/20/19         1,535         3,968
                   International
EUR      280,000   Credit Suisse     Glencore             1.00%   BBB        6/20/19        (6,835)        7,061
                   International     Finance
                                     Europe SA
EUR      250,000   Credit Suisse     RWE AG               1.00%   BBB+       6/20/19           668         5,851
                   International
EUR      280,000   Credit Suisse     Vinci SA             1.00%   A-         6/20/19         7,807          (710)
                   International
EUR      280,000   Credit Suisse     Volvo                1.00%   BBB        6/20/19           (53)        4,107
                   International     Treasury AB
EUR      270,000   Credit Suisse     Imperial             1.00%   BBB        9/20/19         4,493         1,288
                   International     Tobacco
                                     Finance plc
EUR      375,000   Deutsche Bank     Markit iTraxx        1.00%   NA(3)      12/20/18          (71)       11,139
                                     Europe Index
EUR      375,000   Deutsche Bank     Markit iTraxx        1.00%   NA(3)      12/20/18       11,086           (25)
                                     Europe Index
EUR      250,000   Morgan Stanley    Royal Bank of        1.00%   A-         3/20/19        (2,639)        8,185
                   Capital Services  Scotland plc
                   LLC
EUR      250,000   Morgan Stanley    Volvo                1.00%   BBB        3/20/19        (1,653)        5,738
                   Capital Services  Treasury AB
                   LLC
EUR      250,000   Morgan Stanley    Pearson plc          1.00%   BBB+       6/20/19         4,642         1,889
                   Capital Services
                   LLC
EUR      280,000   Morgan Stanley    Experian             1.00%   A-         9/20/19        10,780        (1,406)
                   Capital Services  Finance plc
                   LLC
EUR      270,000   Morgan Stanley    Repsol               1.00%   BBB-       9/20/19         3,629         1,976
                   Capital Services  International
                   LLC               Finance BV
-------------------------------------------------------------------------------------------------------------------
                                                                                         $  30,506   $    57,753
===================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)     Based on Standard & Poor's rating of the issuer.

(3) Payment is based on a percentage of the index. Referenced indices are comprised of a number of individual issuers.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

        EUR                Euro

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

CROSS CURRENCY SWAP AGREEMENTS

-----------------------------------------------------------------------------------------------------
                                                                                       Net
                                                                                       Unrealized
Notional                                         Floating     Annual      Expiration   Appreciation
Principal ($)  Counterparty   Pay    Receive     Rate         fixed Rate  Date         (Depreciation)
-----------------------------------------------------------------------------------------------------
   2,150,000   Morgan Stanley USD    EURO        EUROBIBOR    0.00%       1/23/22      $(68,249)
               Capital                           3-Month
               Services LLC
=====================================================================================================

INFLATION RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                                        Unrealized
Notional                                     Pay/              Annual       Expiration  Appreciation
Principal ($)   Counterparty                 Receive   Index   Fixed Rate   Date        (Depreciation)
------------------------------------------------------------------------------------------------------
EUR  367,500    Morgan Stanley               Receive   EUCPI   1.238%        2/7/19     $ (7,608)
                Capital Services LLC
EUR  181,000    Morgan Stanley               Receive   EUCPI   1.210%        3/3/19       (3,509)
                Capital Services LLC
     675,000    Morgan Stanley               Receive   USCPI   2.140%       4/23/19        2,641
                Capital Services LLC
     337,500    Morgan Stanley               Receive   USCPI   2.138%        5/2/19        1,899
                Capital Services LLC
     337,500    Morgan Stanley               Receive   USCPI   2.148%       5/13/19        1,555
                Capital Services LLC
     325,000    Morgan Stanley               Receive   USCPI   2.123%       5/15/19        1,875
                Capital Services LLC
     325,000    Morgan Stanley               Receive   USCPI   2.240%       6/10/19         (242)
                Capital Services LLC
     994,250    Credit Suisse International  Pay       USCPI   2.145%        2/7/19       (5,271)
     498,000    Credit Suisse International  Pay       USCPI   2.138%        3/3/19       (1,818)
------------------------------------------------------------------------------------------------------
                                                                                        $(10,478)
======================================================================================================

EUCPI  Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA

USCPI  United States Consumer Price Index

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       EUR               Euro

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 21

INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------

                                                                     Annual               Net Unrealized
Notional                            Pay/       Floating              Fixed    Expiration  Appreciation
Principal ($)     Counterparty      Receive    Rate                  Rate     Date        (Depreciation)
--------------------------------------------------------------------------------------------------------
AUD  4,170,000    Deutsche Bank     Pay        LIBOR AUD 3 Month     2.648%   6/30/16     $     (445)
AUD  1,180,000    Deutsche Bank     Receive    LIBOR AUD 6 Month     3.443%   5/17/21         (3,627)
AUD  1,700,000    Morgan Stanley    Pay        LIBOR AUD 3 Month     3.205%   6/15/17         10,202
                  Capital
                  Services LLC
AUD  2,450,000    Morgan Stanley    Receive    LIBOR AUD 3 Month     2.815%   9/15/17         11,499
                  Capital
                  Services LLC
AUD  1,225,000    Morgan Stanley    Receive    LIBOR AUD 3 Month     2.875%   9/15/17         (1,538)
                  Capital
                  Services LLC
AUD    920,000    Morgan Stanley    Receive    LIBOR AUD 3 Month     2.898%   10/10/17        (1,331)
                  Capital
                  Services LLC
CAD  1,300,000    Goldman Sach      Receive    Canadian Bankers      2.110%   8/8/18            (634)
                  International                Acceptances
                                               3 Month
CAD    715,000    Goldman Sach      Receive    Canadian Bankers      2.088%   8/8/18            (439)
                  International                Acceptances
                                               3 Month
CHF  1,140,000    Deutsche Bank     Pay        CHF LIBOR 6 Month     2.128%   7/9/23          60,032
CNY 12,000,000    Credit Suisse     Pay        China Fixing Repo     4.780%   2/17/16         33,172
                  International                Rates 7 day
CNY  5,200,000    Credit Suisse     Receive    China Fixing Repo     4.910%   2/17/19        (38,003)
                  International                Rates 7 day
CNY  4,100,000    Morgan Stanley    Pay        China Fixing Repo     4.240%   3/21/16          6,495
                  Capital                      Rates 7 day
                  Services LLC
CNY  1,500,000    Morgan Stanley    Pay        China Fixing Repo     3.630%   5/6/16              74
                  Capital                      Rates 7 day
                  Services LLC
CNY  1,700,000    Morgan Stanley    Receive    China Fixing Repo     4.480%   3/21/19        (12,394)
                  Capital                      Rates 7 day
                  Services LLC
CNY  1,613,000    Morgan Stanley    Pay        China Fixing Repo     4.110%   4/28/19          2,213
                  Capital                      Rates 7 day
                  Services LLC
CNY  1,650,000    Morgan Stanley    Pay        China Fixing Repo     4.120%   4/29/19          3,315
                  Capital                      Rates 7 day
                  Services LLC
CNY  1,650,000    Morgan Stanley    Pay        China Fixing Repo     4.110%   4/30/19           (470)
                  Capital                      Rates 7 day
                  Services LLC
CNY  1,600,000    Morgan Stanley    Pay        China Fixing Repo     4.060%   5/5/19           2,541
                  Capital                      Rates 7 day
                  Services LLC

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------------
                                                                       Annual                Net Unrealized
Notional                              Pay /     Floating               Fixed    Expiration   Appreciation
Principal ($)      Counterparty       Receive   Rate                   Rate     Date         (Depreciation)
-----------------------------------------------------------------------------------------------------------
EUR    1,850,000   Deutsche Bank      Pay       EURIBOR 6 Month        0.687%   8/1/18       $   8,456
EUR    1,850,000   Deutsche Bank      Pay       EURIBOR 6 Month        0.668%   8/1/18           7,388
EUR      372,500   Deutsche Bank      Pay       EURIBOR 6 Month        1.004%   2/7/19          12,082
EUR      184,000   Deutsche Bank      Pay       EURIBOR 6 Month        0.948%   3/3/19           5,433
EUR    1,930,000   Deutsche Bank      Receive   EURIBOR 6 Month        2.703%   7/9/23        (155,737)
EUR      780,000   Deutsche Bank      Pay       EURIBOR 6 Month        1.900%   2/11/24         84,296
EUR      260,000   Deutsche Bank      Receive   EURIBOR 6 Month        2.558%   2/11/54        (73,997)
GBP      627,000   Deutsche Bank      Receive   LIBOR GBP 6 Month      1.969%   3/13/19         (5,618)
HKD    5,520,000   Deutsche Bank      Receive   HKAB Hong Kong         3.963%   2/12/24        (30,889)
                                                Dollar HIBOR Fixings
                                                3 Month
HKD    1,600,000   Deutsche Bank      Receive   HKAB Hong Kong         3.425%   6/25/24         (2,822)
                                                Dollar HIBOR Fixings
                                                3 Month
JPY  257,000,000   Deutsche Bank      Receive   LIBOR JPY 6 Month      0.252%   8/1/18            (138)
JPY  247,000,000   Deutsche Bank      Receive   LIBOR JPY 6 Month      0.254%   8/1/18            (228)
JPY   54,800,000   Deutsche Bank      Pay       LIBOR JPY 6 Month      2.463%   2/14/34         13,359
JPY   25,000,000   Deutsche Bank      Pay       LIBOR JPY 6 Month      2.395%   6/20/34          3,801
JPY   25,000,000   Deutsche Bank      Pay       LIBOR JPY 6 Month      2.351%   7/10/34          2,800
JPY   67,700,000   Deutsche Bank      Receive   LIBOR JPY 6 Month      2.410%   2/14/44            (21)
JPY   31,000,000   Deutsche Bank      Receive   LIBOR JPY 6 Month      2.458%   6/20/44         (1,129)
JPY   31,000,000   Deutsche Bank      Receive   LIBOR JPY 6 Month      2.456%   7/10/44         (1,128)
MYR      850,000   Morgan Stanley     Pay       KLIBOR Interbank       4.100%   6/27/19          1,065
                   Capital                      Offered rate Fixing
                   Services LLC                 3 Month
MYR      850,000   Morgan Stanley     Pay       KLIBOR Interbank       4.085%   6/30/19            742
                   Capital                      Offered rate Fixing
                   Services LLC                 3 Month
MYR      950,000   Morgan Stanley     Pay       KLIBOR Interbank       4.085%   7/9/19             912
                   Capital                      Offered rate Fixing
                   Services LLC                 3 Month
MYR      900,000   Morgan Stanley     Pay       KLIBOR Interbank       4.000%   7/17/19           (277)
                   Capital                      Offered rate Fixing
                   Services LLC                 3 Month
NZD    1,050,000   Deutsche Bank      Pay       NZD Bank Bill          4.283%   11/3/17          1,344
                                                3 Month
SEK    4,800,000   Barclays Bank Plc  Pay       LIBOR SEK 3 Month      0.628%   8/20/16          1,078
SEK    4,750,000   Barclays Bank Plc  Pay       LIBOR SEK 3 Month      0.615%   8/26/16            897
SEK    4,800,000   Morgan Stanley     Pay       LIBOR SEK 3 Month      0.628%   8/13/16          1,233
                   Capital
                   Services LLC
SEK    4,800,000   Morgan Stanley     Pay       LIBOR SEK 3 Month      0.630%   8/14/16          1,135
                   Capital
                   Services LLC

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 23

-----------------------------------------------------------------------------------------------------------
                                                                     Annual                  Net Unrealized
Notional                              Pay /     Floating             Fixed      Expiration   Appreciation
Principal ($)      Counterparty       Receive   Rate                 Rate       Date         (Depreciation)
-----------------------------------------------------------------------------------------------------------
       5,530,000   Deutsche Bank      Receive   LIBOR USD 3 Month    0.678%     6/30/16      $ (2,289)
         625,000   Deutsche Bank      Receive   LIBOR USD 3 Month    0.679%     8/13/16           105
         625,000   Deutsche Bank      Receive   LIBOR USD 3 Month    0.673%     8/14/16           152
         625,000   Deutsche Bank      Receive   LIBOR USD 3 Month    0.648%     8/20/16           677
         619,000   Deutsche Bank      Receive   LIBOR USD 3 Month    0.700%     8/26/16            (5)
       2,860,000   Deutsche Bank      Receive   LIBOR USD 3 Month    0.846%     9/30/16           819
       1,015,000   Deutsche Bank      Receive   LIBOR USD 3 Month    1.599%     2/7/19            685
       4,600,000   Deutsche Bank      Receive   LIBOR USD 3 Month    1.775%     2/28/19        (2,760)
         508,000   Deutsche Bank      Receive   LIBOR USD 3 Month    1.576%     3/3/19          1,427
       1,040,000   Deutsche Bank      Pay       LIBOR USD 3 Month    2.308%     5/15/21        12,346
       1,380,000   Deutsche Bank      Pay       LIBOR USD 3 Month    3.985%     7/9/23         48,783
         810,000   Deutsche Bank      Pay       LIBOR USD 3 Month    4.269%     2/14/24        34,716
         250,000   Deutsche Bank      Pay       LIBOR USD 3 Month    3.723%     6/27/24         4,309
-----------------------------------------------------------------------------------------------------------
                                                                                             $ 43,664
===========================================================================================================

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              AUD               Australian Dollar
              CAD               Canadian Dollar
              CHF               Swiss Franc
              CNY               New Chinese Yuan
              EUR               Euro
              GBP               British Pound Sterling
              HKD               Hong Kong Dollar
              JPY               Japanese Yen
              MYR               Malaysian Ringgit
              NZD               New Zealand Dollar
              SEK               Swedish Krone

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                       Level 1          Level 2         Level 3       Total
--------------------------------------------------------------------------------------------------
U.S. Government and
   Agency Obligations                  $         --     $12,967,214     $     --      $12,967,214
Foreign Government Bonds                         --       4,889,671           --        4,889,671
Purchased Put Options                            --          48,898           --           48,898
Purchased Call Options                           --          15,326           --           15,326
Purchased Swaptions                              --         114,385           --          114,385
Interest Rate Swaptions                          --         122,684           --          122,684
--------------------------------------------------------------------------------------------------
Total                                  $         --     $18,158,178     $     --      $18,158,178
==================================================================================================
Other Financial Instruments
Net unrealized depreciation
   on futures contracts                $   (151,043)    $        --     $     --      $  (151,043)
Net unrealized appreciation
   on forward foreign
   currency contracts                            --          205,178          --          205,178
Net unrealized appreciation
   on credit default
   swap contracts                                --            9,730          --            9,730
Net unrealized depreciation
   on cross currency swaps                       --          (68,249)         --          (68,249)
Net unrealized depreciation
   on inflation rate swaps                       --          (10,478)         --          (10,478)
Net unrealized appreciation
   on interest rate swaps                        --           43,664          --           43,664
Net unrealized appreciation
   on written put options                        --            2,554          --            2,554
Net unrealized appreciation
   on written call options                       --            3,660          --            3,660
Net unrealized appreciation
on written interest rate swaption                --           89,264          --           89,264
--------------------------------------------------------------------------------------------------
Total Other Financial Instruments      $   (151,043)    $    275,323    $     --      $   124,280
==================================================================================================

During the period ended August 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 25

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities, at value (cost $18,027,575)                      $18,158,178
  Cash                                                                           398,320
  Foreign currencies (cost $612,353)                                             505,755
  Futures collateral                                                             304,141
  Swap collateral                                                                465,502
  Receivables --
     Interest                                                                     54,648
     Swap contracts receivable                                                    63,495
     Due from Pioneer Investment Management, Inc.                                 43,621
  Net unrealized appreciation on forward foreign currency contracts              205,178
  Prepaid expenses                                                                30,245
-----------------------------------------------------------------------------------------
        Total assets                                                         $20,229,083
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $     1,626
     Variation margin                                                                411
     Trustee fees                                                                  1,075
  Swap contracts, premiums received                                               56,475
  Written options and written swaptions (premiums received $211,364)             115,886
  Net unrealized depreciation on swap contracts                                   25,333
  Net unrealized depreciation on futures contracts                               151,043
  Due to affiliates                                                               11,861
  Accrued expenses                                                                78,705
-----------------------------------------------------------------------------------------
        Total liabilities                                                    $   442,415
=========================================================================================
NET ASSETS:
  Paid-in capital                                                            $20,022,541
  Accumulated net investment loss                                               (120,897)
  Accumulated net realized loss on investments, futures contracts,
     swap contracts, written options and foreign currency transactions          (434,623)
  Net unrealized appreciation on investments                                     130,603
  Net unrealized depreciation on futures contracts                              (151,043)
  Net unrealized depreciation on swap contracts                                  (25,333)
  Net unrealized appreciation on written options and written swaptions            95,478
  Net unrealized appreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies          269,942
-----------------------------------------------------------------------------------------
        Total net assets                                                    $ 19,786,668
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $6,606,418/668,593 shares)                              $       9.88
  Class C (based on $6,558,880/666,667 shares)                              $       9.84
  Class Y (based on $6,621,370/669,096 shares)                              $       9.90
MAXIMUM OFFERING PRICE:
  Class A ($9.88 (divided by) 95.5%)                                        $      10.35
=========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Statement of Operations

For the period from 1/30/14 (Commencement of Operations) to 8/31/14

INVESTMENT INCOME:
  Interest                                                              $ 83,624
-----------------------------------------------------------------------------------------------
         Total investment income                                                     $  83,624
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $ 69,437
  Distribution fees
     Class A                                                               9,649
     Class C                                                              38,501
  Transfer agent fees
     Class A                                                                  80
     Class C                                                                  71
     Class Y                                                                  93
  Shareholder communication expense                                          479
  Administrative reimbursements                                           11,885
  Custodian fees                                                          41,643
  Registration fees                                                       14,574
  Professional fees                                                       71,104
  Printing expense                                                        32,359
  Fees and expenses of nonaffiliated Trustees                              4,357
  Pricing fees                                                            16,528
  Miscellaneous                                                           10,393
-----------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 321,153
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                          (185,805)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                    $ 135,348
-----------------------------------------------------------------------------------------------
         Net investment loss                                                         $ (51,724)
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, WRITTEN SWAPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                        $ (30,495)
     Swap contracts                                                       (69,752)
     Futures contracts                                                   (363,725)
     Written options and written swaptions                                 10,413
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                (70,682)   $(524,241)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                        $ 130,603
     Swap contracts                                                       (25,333)
     Futures contracts                                                   (151,043)
     Written options and written swaptions                                 95,478
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                269,942    $ 319,647
-----------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts, written options, written
     swaptions, futures contracts and foreign currency transactions                  $(204,594)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                               $(256,318)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 27

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                                                   1/31/14 (a)
                                                                                   to 8/31/14
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                $   (51,724)
Net realized loss on investments, swap contracts, futures contracts, written
  options, written swaptions and foreign currency transactions                        (524,241)
Change in net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts, written options, written swaptions
  and foreign currency transactions                                                    319,647
-----------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations                         $  (256,318)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:(b)
Net proceeds from sale of shares                                                   $20,044,447
Reinvestment of distributions                                                               --
Cost of shares repurchased                                                              (1,461)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
      Fund share transactions                                                      $20,042,986
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                                       $19,786,668
NET ASSETS:
Beginning of period                                                                         --
-----------------------------------------------------------------------------------------------
End of period                                                                      $19,786,668
-----------------------------------------------------------------------------------------------
Accumulated net investment loss                                                    $  (120,897)
===============================================================================================

(a) Class A, Class C and Class Y shares were first publicly on January 31, 2014.

(b) At August 31, 2014 PIM owned 98.9% of the value of the outstanding shares of Pioneer Absolute Return Bond Fund.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

---------------------------------------------------------------------------------
                                                      '14 Shares      '14 Amount
---------------------------------------------------------------------------------
Class A*
Shares sold                                           668,740         $6,687,114
Reinvestment of distributions                              --                 --
Less shares repurchased                                  (147)            (1,461)
---------------------------------------------------------------------------------
      Net increase                                    668,593         $6,685,653
=================================================================================

Class C*
Shares sold                                           666,667         $6,666,667
Reinvestment of distributions                              --                 --
Less shares repurchased                                    --                 --
---------------------------------------------------------------------------------
      Net increase                                    666,667         $6,666,667
=================================================================================
Class Y*
Shares sold                                           669,096         $6,690,666
Reinvestment of distributions                              --                 --
Less shares repurchased                                    --                 --
---------------------------------------------------------------------------------
      Net increase                                    669,096         $6,690,666
=================================================================================

* Class A, Class C and Class Y shares were first publicly offered on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 29

Financial Highlights

------------------------------------------------------------------------------------
                                                                       1/30/14
                                                                       to 8/31/14
------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $ 10.00
------------------------------------------------------------------------------------
Decrease from investment operations:
   Net investment loss                                                 $ (0.02)
   Net realized and unrealized loss on investments                       (0.10)
------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                  $ (0.12)
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.12)
------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.88
====================================================================================
Total return*                                                            (1.20)%***
Ratio of net expenses to average net assets                               1.01%**
Ratio of net investment loss to average net assets                       (0.29)%**
Portfolio turnover rate                                                     62%**
Net assets, end of period (in thousands)                               $ 6,606
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         2.61%**
   Net investment loss                                                   (1.89)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------
                                                                       1/30/14
                                                                       to 8/31/14
-----------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 10.00
-----------------------------------------------------------------------------------
Decrease from investment operations:
   Net investment loss                                                 $ (0.06)
   Net realized and unrealized loss on investments                       (0.10)
-----------------------------------------------------------------------------------
Net decrease in net assets from investment operations                  $ (0.16)
-----------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.16)
-----------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.84
===================================================================================
Total return*                                                            (1.60)%***
Ratio of net expenses to average net assets                               1.75%**
Ratio of net investment loss to average net assets                       (1.03)%**
Portfolio turnover rate                                                     62%**
Net assets, end of period (in thousands)                               $ 6,559
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no
   reduction for fees paid indirectly:
   Total expenses                                                         3.35%**
   Net investment loss                                                   (2.63)%**
===================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 31

-----------------------------------------------------------------------------------
                                                                       1/30/14
                                                                       to 8/31/14
-----------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $ 10.00
-----------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                                 $ (0.00)(a)
   Net realized and unrealized loss on investments                       (0.10)
-----------------------------------------------------------------------------------
Net increase in net assets from investment operations                  $ (0.10)
-----------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.10)
-----------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.90
===================================================================================
Total return*                                                            (1.00)%***
Ratio of net expenses to average net assets                               0.75%**
Ratio of net investment loss to average net assets                       (0.03)%**
Portfolio turnover rate                                                     62%**
Net assets, end of period (in thousands)                               $ 6,621
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no
   reduction for fees paid indirectly:
   Total expenses                                                         2.36%**
   Net investment loss                                                   (1.64)%**
===================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer Absolute Return Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on January 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 33

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adapted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

34 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At August 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 35

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2014 was $304,141. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to changes in value of the underlying securities. The average value of contracts open during the period ended August 31, 2014 was $24,679,727.

    At August 31, 2014, open futures contracts were as follows:

------------------------------------------------------------------------------------
                           Number of                                  Unrealized
                           Contracts      Settlement                  Appreciation/
Type                       Long/(Short)   Month        Value          (Depreciation)
------------------------------------------------------------------------------------
F/C BOBL Euro Future       3              9/14         $    509,328   $    3,583
F/C Euro Schatz            3              9/14              436,651          473
F/C Euro BUXL 30 Year
  Bond Future              2              9/14              382,774       22,374
F/C Long Gilt Future       2              12/14             376,226        1,653
F/C U.S. 10 yr Note        9              12/14           1,132,031        2,109
F/C Australia 3 yr
  Bond Future              (6)            9/14             (614,110)         680
F/C Euro OAT Future        (10)           9/14           (1,912,032)     (92,593)
F/C Euro Bund Future       (1)            9/14             (199,086)          13
F/C Euro BTP Future        (13)           9/14           (2,229,118)     (63,256)
F/C Japan 10 yr Bond
  TSE Future               (2)            9/14           (2,809,549)     (12,105)
F/C 90 Day Euro Future     (10)           3/18           (2,430,000)      (3,061)
F/C 90 Day Euro Future     (10)           9/17           (2,436,000)      (2,863)
F/C 90 Day Euro Future     (10)           12/17          (2,432,500)      (2,858)
F/C 90 Day Euro Future     (10)           6/18           (2,427,875)      (3,406)
F/C U.S. 5 yr Note (CBT)   (8)            12/14            (950,688)      (1,786)
------------------------------------------------------------------------------------
                                                       $(15,603,948)  $ (151,043)
====================================================================================

36 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2014, the Fund reclassified $69,173 to increase accumulated net investment loss, $89,618 to decrease accumulated net realized loss on investments, foreign currency transactions, swap contracts, written options and futures contracts and $20,445 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At August 31, 2014, the Fund was permitted to carry forward $297,922 of long-term losses and $276,319 of short-term losses without limitation.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 37

    There were no distributions paid during the fiscal year ended August 31, 2014.

    The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    --------------------------------------------------------------------------------
                                                                               2014
    --------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                        $   83,945
    Capital loss carryforward                                              (574,241)
    Unrealized appreciation                                                 254,423
    --------------------------------------------------------------------------------
        Total                                                            $ (235,873)
    ================================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to credit default swaps and the mark to market of futures contracts and credit default swaps.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended August 31, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

38 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the period ended August 31, 2014 was $4,815. Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held three written put option contracts that were open at August 31, 2014. If the put options were exercised at August 31, 2014, the maximum amount the Fund would have been required to pay was $7,125.

    The Fund held four written call option contracts that were open at August 31, 2014. If the put options were exercised at August 31, 2014, the maximum amount the Fund would have been required to pay was $4,237.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 39

    Transactions in written options for the period ended August 31, 2014 are summarized as follows:

    --------------------------------------------------------------------------------
                                                             Number of    Premium
                                                             Contracts    Paid
    --------------------------------------------------------------------------------
    Options open at beginning of period                              --   $      --
    Options opened                                           (4,817,000)    (21,769)
    Options exercised                                                --          --
    Options closed                                                   --          --
    Options expired                                           3,837,000      10,407
    --------------------------------------------------------------------------------
    Options open at end of period                              (980,000)  $ (11,362)
    ================================================================================

J.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open during the period ended August 31, 2014 was $39,770. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

K.  Written Interest Rate Swaptions

    The Fund may enter into interest rate swaptions to seek to manage exposure to fluctuations in interest rates or to seek to enhance yield. A swaption grants the right but not the obligation to enter into the underlying swap at a future specified date.

40 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

    When the Fund writes a swaption, the Fund receives a premium and becomes obligated to enter into a swap contract according to the terms of the underlying agreement. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the written swaption. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written swaption is exercised, the cost basis of the swap is adjusted by the amount of premium received. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

    Open interest rate swaption contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of written swaption contracts open during the period ended August 31, 2014 was $100,490.

    The Fund held one interest rate swaption that was open at August 31, 2014. If the swaption were exercised at August 31, 2014, the maximum amount the Fund would have been required to pay was $200,002.

    Transactions in interest rate swaptions for the period ended August 31, 2014 are summarized as follows:

    --------------------------------------------------------------------------------
                                                         Number of        Premium
                                                         Contracts        Paid
    --------------------------------------------------------------------------------
    Options open at beginning of period                          --       $      --
    Options opened                                       (7,600,000)       (200,002)
    Options exercised                                            --              --
    Options closed                                               --              --
    Options expired                                              --              --
    --------------------------------------------------------------------------------
    Options open at end of period                        (7,600,000)      $(200,002)
    ================================================================================

L.  Purchased Interest Rate Swaptions

    The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 41

    (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the period ended August 31, 2014 was $220,479. Purchased swaptions open at period end are listed at the end of the Fund's Schedule of Investments.

M.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract. The protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

42 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Open credit default swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended August 31, 2014 was $48,942.

N.  Cross Currency Swap Contracts

    The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

    Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

    Open cross currency swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of cross currency swap contracts open during the period ended August 31, 2014 was $4,802.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 43

O.  Inflation Rate Swap Contracts

    The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

    Inflation rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

    Open inflation rated swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of inflation rate swap contracts open during the period ended August 31, 2014 was $3,300.

P.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of interest swap swap contracts open during the period ended August 31, 2014 was $34,282.

44 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.60% of the average daily net assets of the Fund.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2015. Fees waived and expenses reimbursed during the period ended August 31, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,921 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended August 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $270
Class C                                                                       44
Class Y                                                                      165
--------------------------------------------------------------------------------
  Total                                                                     $479
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at August 31, 2014.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 45

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $900 in distribution fees payable to PFD at August 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the period ended August 31, 2014, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At August 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the period ended August 31, 2014 was $10,797,729.

Open forward foreign currency contracts at August 31, 2014 were as follows:

----------------------------------------------------------------------------------------------
                                                                                Net Unrealized
Security                  Quantity/                   Settlement   US $ Value   Appreciation
Description               Shares        Book Value    Date         at 8/31/14   (Depreciation)
----------------------------------------------------------------------------------------------
AUD (Australian Dollar)     (170,000)   $ (155,248)   10/17/14     $ (158,174)  $ (2,926)
BRL (Brazilian Real)         274,332       120,000    9/15/14         122,045      2,045
CAD (Canadian Dollar)        130,921       120,000    10/17/14        120,318        318
CAD (Canadian Dollar)        130,586       120,000    10/17/14        120,010         10
CAD (Canadian Dollar)        130,868       120,000    10/17/14        120,269        269
CAD (Canadian Dollar)       (260,173)     (243,664)   10/17/14       (239,102)     4,562
CAD (Canadian Dollar)       (128,455)     (120,000)   10/17/14       (118,052)     1,948

46 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

----------------------------------------------------------------------------------------------
                                                                                Net Unrealized
Security                  Quantity/                    Settlement  US $ Value   Appreciation
Description               Shares        Book Value     Date        at 8/31/14   (Depreciation)
----------------------------------------------------------------------------------------------
CAD (Canadian Dollar)       (130,977)   $ (120,000)    10/17/14    $ (120,369)  $     (369)
CHF (Swiss Franc)            108,988        118,270    10/17/14       118,748          478
CHF (Swiss Franc)           (110,918)      (119,966)   10/17/14      (120,850)        (884)
CHF (Swiss Franc)           (109,035)      (118,270)   10/17/14      (118,799)        (529)
CNY (New Chinese Yuan)    (2,507,400)      (400,000)   4/28/15       (401,967)      (1,967)
EURO (European Euro)      (2,373,443)    (3,232,251)   10/17/14    (3,118,959)     113,292
EURO (European Euro)          30,000         40,155    6/25/15         39,514         (641)
EURO (European Euro)        (150,000)      (197,866)   10/17/14      (197,116)         750
EURO (European Euro)         (83,064)      (112,703)   10/17/14      (109,155)       3,548
GBP (British Pound Sterling) (10,982)       (18,798)   10/17/14       (18,189)         609
GBP (British Pound Sterling)(555,674)      (949,892)   10/17/14      (920,313)      29,579
GBP (British Pound Sterling)(119,349)      (197,116)   10/17/14      (197,667)        (551)
ILS (Israeli Shekel)         544,918        155,000    10/17/14       152,501       (2,499)
ILS (Israeli Shekel)        (556,756)      (162,350)   10/17/14      (155,815)       6,535
INR Indian Rupee           6,356,000        100,000    7/7/15          98,029       (1,971)
JPY (Japanese Yen)         8,100,960         80,000    10/17/14        77,849       (2,151)
JPY (Japanese Yen)        12,447,612        120,000    10/17/14       119,620         (380)
JPY (Japanese Yen)      (124,487,892)    (1,224,302)   10/17/14    (1,196,310)      27,992
JPY (Japanese Yen)        (3,750,000)       (36,951)   10/17/14       (36,037)         914
JPY (Japanese Yen)       (12,249,108)      (120,000)   10/17/14      (117,712)       2,288
JPY (Japanese Yen)       (12,493,944)      (120,000)   10/17/14      (120,065)         (65)
JPY (Japanese Yen)       (12,287,198)      (120,000)   10/17/14      (118,078)       1,922
JPY (Japanese Yen)        10,234,816        100,000    10/17/14        98,355       (1,645)
JPY (Japanese Yen)        12,462,794        120,000    10/17/14       119,766         (234)
JPY (Japanese Yen)        12,450,720        120,000    10/17/14       119,650         (350)
JPY (Japanese Yen)       (30,750,000)      (300,000)   9/2/14        (295,403)       4,597
JPY (Japanese Yen)        15,588,750        150,000    9/2/14         149,755         (245)
JPY (Japanese Yen)        15,588,150        150,000    9/2/14         149,749         (251)
MXN (Mexican Peso)        (1,573,890)      (120,000)   10/17/14      (120,038)         (38)
MXN (Mexican Peso)         1,546,815        118,180    10/17/14       117,973         (207)
NOK (Norwegian Krone)       (700,000)      (111,268)   10/17/14      (112,703)      (1,435)
NOK (Norwegian Krone)       (700,000)      (112,347)   10/17/14      (112,703)        (356)
NZD (New Zealand Dollar)    (270,000)      (232,656)   10/17/14      (224,690)       7,966
NZD (New Zealand Dollar)     270,000        228,321    10/17/14       224,690       (3,631)
PLN (Polish Zloty)           469,880        150,000    10/17/14       146,241       (3,759)
PLN (Polish Zloty)           481,474        150,000    10/17/14       149,850         (150)
PLN (Polish Zloty)          (461,324)      (151,062)   10/17/14      (143,578)       7,484
PLN (Polish Zloty)          (464,516)      (150,000)   10/17/14      (144,572)       5,428
SEK (Swedish Krona)         (832,338)      (120,000)   10/17/14      (119,043)         957
SEK (Swedish Krona)         (769,664)      (112,900)   10/17/14      (110,079)       2,821
SEK (Swedish Krona)         (768,933)      (112,703)   10/17/14      (109,974)       2,729
TRY (Turkish Lira)           263,672        120,000    10/17/14       120,778          778
ZAR (South African Rand)  (1,277,589)      (120,000)   10/17/14      (118,843)       1,157
ZAR (South African Rand)   1,305,463        120,000    10/17/14       121,436        1,436
----------------------------------------------------------------------------------------------
                                                                                $  205,178
==============================================================================================

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 47

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended August 31, 2014, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2014.

----------------------------------------------------------------------------------------------
Assets:

                                              Net                 Gross Amounts
                                Gross         Amounts             Not Offset in
                                Amounts       of Assets         the Statement of
                                Offset        Presented      Assets and Liabilities
                                in the        in the        ------------------------
                    Gross       Statement     Statement
                    Amounts of  of Assets     of Assets                  Cash
                    Recognized  and           and           Financial    Collateral    Net
Description         Assets      Liabilities   Liabilities   Instruments  Received*     Amount
----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts         $232,412    $ (27,234)    $205,178      $  --        $     --     $205,178
Swap contracts       449,280     (449,280)          --         --              --           --
Written options
  and written
  swaptions               --           --           --         --              --     $     --
----------------------------------------------------------------------------------------------
                    $681,692    $(476,514)    $205,178      $  --        $     --     $205,178
==============================================================================================

----------------------------------------------------------------------------------------------
Liabilities:
                                              Net
                                Gross         Amounts of          Gross Amounts
                                Amounts       Liabilities         Not Offset in
                                Offset        Presented         the Statement of
                                in the        in the         Assets and Liabilities
                    Gross       Statement     Statement     ------------------------
                    Amounts of  of Assets     of Assets                  Cash
                    Recognized  and           and           Financial    Collateral   Net
Description         Liabilities Liabilities   Liabilities   Instruments  Pledged*     Amount
----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts         $ 27,234    $ (27,234)    $      --     $       --   $     --     $     --
Swap contracts       474,613     (449,280)       25,333             --    (25,333)          --
Written options
  and written
  swaptions          115,886           --       115,886             --         --     115,886
----------------------------------------------------------------------------------------------
                    $617,733    $(476,514)    $ 141,219     $       --   $(25,333)    $115,886
==============================================================================================

* The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

48 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August 31, 2014 were as follows:

---------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as           Asset Derivatives 2014            Liabilities Derivatives 2014
Hedging Instruments        -----------------------------     --------------------------------
Under Accounting           Statement of Assets               Statement of Assets
Standards Codification     and Liabilities                   and Liabilities
(ASC) 815                  Location                Value     Location               Value
---------------------------------------------------------------------------------------------
Forward foreign            Net unrealized                    Net unrealized
 currency contracts        appreciation on                   depreciation on
                           forward foreign                   forward foreign
                           currency contracts   $205,178     currency contracts     $      --
Swap contracts             Net unrealized                    Net unrealized
                           appreciation on                   depreciation on
                           swap contracts             --     swap contracts            25,333
Futures contracts*         Net unrealized                    Net unrealized
                           appreciation on                   depreciation on
                           futures contracts          --     futures contracts        151,043
Written options and        Net unrealized                    Net unrealized
   written swaptions       appreciation on                   depreciation on
                           written options            --     written options          115,886
---------------------------------------------------------------------------------------------
   Total                                        $205,178                            $ 292,262
=============================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1C). The current day's variation margin isdisclosed on the Statement of Assets and Liabilities.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 49

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives                                                      Realized      Unrealized
Not Accounted                                                    Gain or       Appreciation or
for as Hedging                                                   (Loss) on     (Depreciation)
Instruments Under        Location of Gain or (Loss)              Derivatives   on Derivatives
Accounting Standards     on Derivatives Recognized               Recognized    Recognized
Codification (ASC) 815   in Income                               in Income     in Income
----------------------------------------------------------------------------------------------
Forward foreign          Net realized gain (loss) on
  currency contracts     forward foreign currency contracts      $ (62,772)
Forward foreign          Change in unrealized appreciation
  currency contracts     (depreciation) on forward foreign
                         currency contracts                                    $ 205,178
Futures contracts        Net realized gain (loss) on
                         futures contracts                       $(363,725)
Futures contracts        Change in net unrealized appreciation
                         (depreciation) on futures contracts                   $(151,043)
Swap contracts           Net realized gain (loss) on swap
                         contracts                               $ (69,752)
Swap contracts           Change in net unrealized appreciation
                         (depreciation) on swap contracts                      $ (25,333)
Written options and      Net realized gain (loss) on
  written swaptions      written options                         $  10,413
Written options and      Change in net unrealized appreciation
  written swaptions      (depreciation) on written options                     $  95,478

50 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Absolute Return Bond Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Absolute Return Bond Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period January 30, 2014, (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Absolute Return Bond Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 30, 2014, (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2013.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2013.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2013.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 53

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2013.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2013.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 55

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2013. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2013. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2013. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2013. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2013. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2013. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2013. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2013. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2013. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 57

                           This page for your notes.

58 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

                           This page for your notes.

                  Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14 59

                           This page for your notes.

60 Pioneer Absolute Return Bond Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 28082-00-1014

                    Pioneer Global
                    Equity Fund

--------------------------------------------------------------------------------
                    Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A     GLOSX
                    Class B     GBSLX
                    Class C     GCSLX
                    Class Y     PGSYX

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         25

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      47

Trustees, Officers and Service Providers                                     49

                          Pioneer Global Equity Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer Global Equity Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Global Equity Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2014. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Pioneer, and Mr. Glazer, a Senior Vice President and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended August 31, 2014?

A Pioneer Global Equity Fund's Class A shares returned 26.13% at net asset value during the 12-month period ended August 31, 2014, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World (ND) Index (the MSCI Index)(1), returned 21.10%. During the same period, the average return of the 54 mutual funds in Lipper's Global Large-Cap Core Funds category was 19.38%, and the average return of the 1,102 mutual funds in Morningstar's World Stock Funds category was 19.51%.

Q How would you characterize the global equity markets during the 12-month period ended August 31, 2014?

A The past 12 months were characterized for the most part by continued "easy" monetary policy on the part of global central banks, although for a short time the European Central Bank (ECB) went in the other direction and tightened policy. Largely favorable policies from central banks paved the way for positive equity performance, especially in the case of U.S. stocks. The U.S. economy performed fairly well during the 12-month period, with the exception of the first quarter of 2014, when severe winter weather in many parts of the country hurt the U.S. growth rate. The positive economic performance, including declining unemployment, occurred despite the fact that government fiscal policy emphasized reducing the U.S.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Annual Report | 8/31/14 budget deficit, which at times acted as a drag on growth. Elsewhere, some European countries fell back toward recession; however, toward the end of the Fund's fiscal year, the ECB significantly eased its policies in the hope of spurring a recovery. And despite increased geopolitical tensions, market participants, by and large, did not make their "buy" or "sell" decisions based on events in the Ukraine, Syria, Iraq or Gaza.

Q   Would you review the Fund's overall investment approach?

A When picking investments for the portfolio we examine mid-and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

    Finally, we attempt to assess not only the potential price gains for each stock, but also the stock's potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside, relative to their downside.

Q Which of your investment decisions had the biggest effects on the Fund's performance during the 12-month period ended August 31, 2014?

A In the latter months of the period, we gradually increased the Fund's exposure to U.S. stocks and reduced its European positions, which significantly boosted performance. Over the full 12-month period, the Fund displayed positive performance in nine of 10 equity market sectors. Stock selection in the consumer discretionary, consumer staples and industrials sectors contributed to returns, while stock selection within the energy sector detracted.

    Regarding individual stock selection, the Fund's position in the packaged drink distributor Keurig Green Mountain represented the biggest contributor to performance during the period. Investors reacted very positively to news that Keurig Green Mountain had entered into an agreement with Coca-Cola to add packaged soft drinks to their existing line

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/14 5 of coffee products. In addition, the portfolio's holdings in American Airlines represented a major contributor to returns during the period. The recent merger of US Airways and American's former parent (AMR Corp.) was strongly endorsed by market participants, who look forward to the prospect of US Airways' recognized efficiency and superior management bolstering American's bottom line.

    In contrast, the Fund's exposure to Samsung detracted from performance during the period. The company has not performed well for the Fund, despite its inexpensive valuation at the time we added it to the portfolio. Additionally, the Fund's positions in Japanese banks Mitsubishi UFJ Financial Group and Sumitomo were hurt by increased competition in the domestic lending business.

Q What is your outlook for the next several months, and how is that outlook reflected in the Fund's positioning?

A We continue to see positive developments in the United States, as many U.S.-based businesses are demonstrating discipline in pursuing growth and deploying capital. Therefore, we plan to maintain the Fund's overweight in the U.S. We have also increased the portfolio's exposure to Japan. We think that country's aggressive monetary policies, along with market reforms that are being instituted there, will support equity prices.

    In general, equity valuations - despite some pockets of overvalued stocks - remain fair to inexpensive. We also believe that global inflation is currently not a concern. Assuming that any geopolitical shocks remain relatively contained, we anticipate a favorable investment environment for global equities during the coming months. In light of our views, we plan to continue to position the Fund's portfolio with an eye toward taking advantage of advances in the global economy.

6 Pioneer Global Equity Fund | Annual Report | 8/31/14

Please refer to the Schedule of Investments on pages 16-24 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Global Equity Fund | Annual Report | 8/31/14 7

Portfolio Summary | 8/31/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    19.7%
Financials                                                                16.8%
Health Care                                                               15.2%
Consumer Discretionary                                                    12.9%
Industrials                                                               11.0%
Energy                                                                    10.0%
Telecommunication Services                                                 6.2%
Consumer Staples                                                           4.6%
Materials                                                                  2.8%
Utilities                                                                  0.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                             58.5%
Japan                                                                     13.6%
Netherlands                                                                4.5%
Switzerland                                                                4.0%
France                                                                     2.9%
Ireland                                                                    2.3%
United Kingdom                                                             2.3%
India                                                                      1.5%
Germany                                                                    1.4%
South Korea                                                                1.2%
Sweden                                                                     1.2%
Other (individually less than 1%)                                          6.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Microsoft Corp.                                                      4.98%
--------------------------------------------------------------------------------
 2.  Apple, Inc.                                                          3.68
--------------------------------------------------------------------------------
 3.  Nippon Telegraph & Telephone Corp.                                   2.81
--------------------------------------------------------------------------------
 4.  Cardinal Health, Inc.                                                2.80
--------------------------------------------------------------------------------
 5.  CVS Health Corp.                                                     2.80
--------------------------------------------------------------------------------
 6.  eBay, Inc.                                                           2.62
--------------------------------------------------------------------------------
 7.  Mitsubishi UFJ Financial Group, Inc.                                 2.35
--------------------------------------------------------------------------------
 8.  Royal Dutch Shell Plc                                                2.33
--------------------------------------------------------------------------------
 9.  Johnson & Johnson                                                    2.31
--------------------------------------------------------------------------------
10.  American Airlines Group, Inc.                                        2.24
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Annual Report | 8/31/14

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    8/31/14                     8/31/13
--------------------------------------------------------------------------------
           A                      $14.05                      $11.31
--------------------------------------------------------------------------------
           B                      $13.84                      $11.14
--------------------------------------------------------------------------------
           C                      $13.78                      $11.11
--------------------------------------------------------------------------------
           Y                      $14.12                      $11.37
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-8/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.1950                $   --             $    --
--------------------------------------------------------------------------------
           B             $0.0724                $   --             $    --
--------------------------------------------------------------------------------
           C             $0.0965                $   --             $    --
--------------------------------------------------------------------------------
           Y             $0.2539                $   --             $    --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                          Pioneer Global Equity Fund | Annual Report | 8/31/14 9

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                    Net      Public
                    Asset    Offering   MSCI
                    Value    Price      World
Period              (NAV)    (POP)      ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005           6.05%    5.33%      6.00%
5 Years             11.61    10.30      12.35
1 Year              26.13    18.87      21.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross    Net
--------------------------------------------------------------------------------
                    1.69%    1.32%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005                  $  9,425                        $ 10,000
8/31/2006                   $ 10,547                        $ 10,949
8/31/2007                   $ 12,085                        $ 12,807
8/31/2008                   $ 10,794                        $ 11,261
8/31/2009                   $  9,085                        $  9,323
8/31/2010                   $  8,982                        $  9,467
8/31/2011                   $  9,923                        $ 10,836
8/31/2012                   $ 10,470                        $ 11,716
8/31/2013                   $ 12,477                        $ 13,781
8/31/2014                   $ 15,736                        $ 16,688

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                        MSCI
                    If       If         World
Period              Held     Redeemed   ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005           5.09%    5.09%      6.00%
5 Years             10.60    10.60      12.35
1 Year              24.95    20.95      21.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross    Net
--------------------------------------------------------------------------------
                    3.24%    2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005                  $ 10,000                        $ 10,000
8/31/2006                   $ 11,111                        $ 10,949
8/31/2007                   $ 12,617                        $ 12,807
8/31/2008                   $ 11,172                        $ 11,261
8/31/2009                   $  9,320                        $  9,323
8/31/2010                   $  9,133                        $  9,467
8/31/2011                   $  9,992                        $ 10,836
8/31/2012                   $ 10,452                        $ 11,716
8/31/2013                   $ 12,346                        $ 13,781
8/31/2014                   $ 15,427                        $ 16,688

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                        MSCI
                    If       If         World
Period              Held     Redeemed   ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005           5.09%    5.09%      6.00%
5 Years             10.60    10.60      12.35
1 Year              24.98    24.98      21.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross    Net
--------------------------------------------------------------------------------
                    2.53%    2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005                  $ 10,000                        $ 10,000
8/31/2006                   $ 11,111                        $ 10,949
8/31/2007                   $ 12,628                        $ 12,807
8/31/2008                   $ 11,179                        $ 11,261
8/31/2009                   $  9,326                        $  9,323
8/31/2010                   $  9,139                        $  9,467
8/31/2011                   $  9,997                        $ 10,836
8/31/2012                   $ 10,453                        $ 11,716
8/31/2013                   $ 12,347                        $ 13,781
8/31/2014                   $ 15,432                        $ 16,688

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                        MSCI
                    If       If         World
Period              Held     Redeemed   ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005           6.39%    6.39%      6.00%
5 Years             12.16    12.16      12.35
1 Year              26.66    26.66      21.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross    Net
--------------------------------------------------------------------------------
                    1.02%    0.82%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005                  $ 5,000,000                     $ 5,000,000
8/31/2006                   $ 5,595,596                     $ 5,474,445
8/31/2007                   $ 6,411,652                     $ 6,403,612
8/31/2008                   $ 5,726,587                     $ 5,630,699
8/31/2009                   $ 4,836,744                     $ 4,661,475
8/31/2010                   $ 4,808,018                     $ 4,733,454
8/31/2011                   $ 5,335,128                     $ 5,417,874
8/31/2012                   $ 5,659,822                     $ 5,857,774
8/31/2013                   $ 6,777,847                     $ 6,890,617
8/31/2014                   $ 8,584,523                     $ 8,344,239

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 3/1/14
--------------------------------------------------------------------------------
Ending Account               $1,069.26     $1,063.77     $1,064.02     $1,071.39
Value on 8/31/14
--------------------------------------------------------------------------------
Expenses Paid                $    7.04     $   11.70     $   11.71     $    4.44
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.25%, 2.25%, and 0.85% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Global Equity Fund | Annual Report | 8/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the trans-action. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 3/1/14
--------------------------------------------------------------------------------
Ending Account               $1,018.40     $1,013.86     $1,013.86     $1,020.92
Value on 8/31/14
--------------------------------------------------------------------------------
Expenses Paid                $    6.87     $   11.42     $   11.42     $    4.33
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.25%, 2.25%, and 0.85% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 15

Schedule of Investments | 8/31/14

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                COMMON STOCKS -- 98.8%
                ENERGY -- 10.0%
                Oil & Gas Equipment & Services -- 1.7%
       38,690   Halliburton Co.                                             $  2,615,831
----------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 3.1%
       89,613   Royal Dutch Shell Plc                                       $  3,621,316
       20,077   Total SA                                                       1,324,892
                                                                            ------------
                                                                            $  4,946,208
----------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 4.3%
       39,479   Cabot Oil & Gas Corp.                                       $  1,324,126
       23,189   EOG Resources, Inc.                                            2,548,007
        7,556   Pioneer Natural Resources Co.                                  1,576,559
       13,379   Whiting Petroleum Corp.*                                       1,239,698
                                                                            ------------
                                                                            $  6,688,390
----------------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 0.9%
       64,952   Avance Gas Holding, Ltd.                                    $  1,440,837
                                                                            ------------
                Total Energy                                                $ 15,691,266
----------------------------------------------------------------------------------------
                MATERIALS -- 2.8%
                Commodity Chemicals -- 2.2%
       29,900   LyondellBasell Industries NV                                $  3,419,065
----------------------------------------------------------------------------------------
                Fertilizers & Agricultural Chemicals -- 0.5%
        7,145   Monsanto Co.                                                $    826,319
----------------------------------------------------------------------------------------
                Steel -- 0.1%
       53,941   Fortescue Metals Group, Ltd.                                $    210,915
                                                                            ------------
                Total Materials                                             $  4,456,299
----------------------------------------------------------------------------------------
                Capital Goods -- 7.6%
                Aerospace & Defense -- 0.7%
       10,028   United Technologies Corp.                                   $  1,082,823
----------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 2.7%
       31,150   Eaton Corp. Plc                                             $  2,174,582
      282,000   Hitachi, Ltd.                                                  2,126,745
                                                                            ------------
                                                                            $  4,301,327
----------------------------------------------------------------------------------------
                Heavy Electrical Equipment -- 0.5%
       21,646   Alstom SA                                                   $    766,047
----------------------------------------------------------------------------------------
                Construction & Farm Machinery &
                Heavy Trucks -- 0.8%
    3,267,000   Nam Cheong, Ltd.                                            $  1,215,971
----------------------------------------------------------------------------------------
                Industrial Machinery -- 2.9%
       42,280   Ingersoll-Rand Plc                                          $  2,545,256
        9,061   Parker-Hannifin Corp.                                          1,046,546
      433,000   Sarine Technologies, Ltd.                                      1,022,528
                                                                            ------------
                                                                            $  4,614,330
                                                                            ------------
                Total Capital Goods                                         $ 11,980,498
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Equity Fund | Annual Report | 8/31/14

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 1.0%
                Human Resource &
                Employment Services -- 1.0%
       15,245   Towers Watson & Co.                                         $  1,671,309
                                                                            ------------
                Total Commercial Services & Supplies                        $  1,671,309
----------------------------------------------------------------------------------------
                TRANSPORTATION -- 2.2%
                Airlines -- 2.2%
       89,758   American Airlines Group, Inc.                               $  3,492,484
                                                                            ------------
                Total Transportation                                        $  3,492,484
----------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 4.6%
                Tires & Rubber -- 1.2%
       57,000   Bridgestone Corp.                                           $  1,956,242
----------------------------------------------------------------------------------------
                Automobile Manufacturers -- 3.4%
        8,912   Daimler AG                                                  $    728,812
      141,000   Great Wall Motor Co, Ltd.                                        596,991
       65,000   Mazda Motor Corp.                                              1,535,043
      396,054   Tata Motors, Ltd.                                              2,484,146
                                                                            ------------
                                                                            $  5,344,992
                                                                            ------------
                Total Automobiles & Components                              $  7,301,234
----------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 3.4%
                Homebuilding -- 2.0%
      267,000   Sekisui Chemical Co., Ltd.                                  $  3,150,379
----------------------------------------------------------------------------------------
                Leisure Products -- 0.5%
       43,600   Sega Sammy Holdings, Inc.                                   $    831,441
----------------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 0.6%
      267,600   Samsonite International SA                                  $    923,473
----------------------------------------------------------------------------------------
                Textiles -- 0.3%
      434,000   Pacific Textiles Holdings, Ltd.                             $    519,633
                                                                            ------------
                Total Consumer Durables & Apparel                           $  5,424,926
----------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 2.7%
                Casinos & Gaming -- 0.8%
       27,450   Grand Korea Leisure Co., Ltd.                               $  1,223,588
----------------------------------------------------------------------------------------
                Hotels, Resorts & Cruise Lines -- 0.9%
       20,158   Marriott International, Inc.                                $  1,398,965
----------------------------------------------------------------------------------------
                Restaurants -- 1.0%
      168,309   Domino's Pizza Group Plc                                    $  1,651,917
                                                                            ------------
                Total Consumer Services                                     $  4,274,470
----------------------------------------------------------------------------------------
                MEDIA -- 0.5%
                Movies & Entertainment -- 0.5%
        9,054   Viacom, Inc. (Class B)                                      $    734,732
                                                                            ------------
                Total Media                                                 $    734,732
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 17

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                RETAILING -- 1.5%
                Department Stores -- 0.8%
       19,560   Macy's, Inc.                                                $  1,218,392
----------------------------------------------------------------------------------------
                Apparel Retail -- 0.7%
       15,061   Ross Stores, Inc.                                           $  1,135,901
                                                                            ------------
                Total Retailing                                             $  2,354,293
----------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.8%
                Drug Retail -- 2.8%
       54,749   CVS Health Corp.                                            $  4,349,808
                                                                            ------------
                Total Food & Staples Retailing                              $  4,349,808
----------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 1.8%
                Brewers -- 1.0%
       21,977   Molson Coors Brewing Co. (Class B)                          $  1,625,199
----------------------------------------------------------------------------------------
                Soft Drinks -- 0.8%
       26,915   Coca-Cola Enterprises, Inc.                                 $  1,285,999
                                                                            ------------
                Total Food, Beverage & Tobacco                              $  2,911,198
----------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 3.3%
                Health Care Equipment -- 0.6%
        9,079   Edwards Lifesciences Corp.*                                 $    901,182
----------------------------------------------------------------------------------------
                Health Care Distributors -- 2.7%
       59,153   Cardinal Health, Inc.                                       $  4,359,576
                                                                            ------------
                Total Health Care Equipment & Services                      $  5,260,758
----------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY &
                LIFE SCIENCES -- 11.7%
                Biotechnology -- 0.4%
       22,093   NPS Pharmaceuticals, Inc.*                                  $    666,767
----------------------------------------------------------------------------------------
                Pharmaceuticals -- 10.8%
        2,812   Allergan, Inc.                                              $    460,268
        6,367   Jazz Pharmaceuticals Plc*                                      1,037,312
       34,710   Johnson & Johnson                                              3,600,468
       26,752   Merck & Co., Inc.                                              1,608,063
       38,130   Novartis AG                                                    3,423,317
       98,206   Pfizer, Inc.                                                   2,886,274
        7,249   Roche Holding AG                                               2,115,579
       11,980   Salix Pharmaceuticals, Ltd.*                                   1,906,138
                                                                            ------------
                                                                            $ 17,037,419
----------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.5%
        6,044   Thermo Fisher Scientific, Inc.                              $    726,549
                                                                            ------------
                Total Pharmaceuticals, Biotechnology & Life Sciences        $ 18,430,735
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/14

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                BANKS -- 6.6%
                Diversified Banks -- 5.6%
      494,930   Abu Dhabi Commercial Bank PJSC                              $  1,081,016
      448,512   Commercial Bank of Ceylon Plc                                    509,678
       27,921   Doha Bank QSC                                                    467,892
      634,500   Mitsubishi UFJ Financial Group, Inc.                           3,651,114
       52,962   Nordea Bank AB                                                   690,732
       29,100   Sumitomo Mitsui Financial Group, Inc.                          1,176,042
       50,554   Swedbank AB                                                    1,288,202
                                                                            ------------
                                                                            $  8,864,676
----------------------------------------------------------------------------------------
                Regional Banks -- 1.0%
       17,592   The PNC Financial Services Group, Inc.                      $  1,490,922
                                                                            ------------
                Total Banks                                                 $ 10,355,598
----------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 8.1%
                Other Diversified Financial Services -- 1.9%
       28,366   Citigroup, Inc.                                             $  1,465,104
       26,187   JPMorgan Chase & Co.                                           1,556,817
                                                                            ------------
                                                                            $  3,021,921
----------------------------------------------------------------------------------------
                Specialized Finance -- 1.0%
       36,823   The NASDAQ OMX Group, Inc.                                  $  1,600,696
----------------------------------------------------------------------------------------
                Consumer Finance -- 2.6%
        7,727   American Express Co.                                        $    691,953
       53,970   Discover Financial Services, Inc.                              3,366,109
                                                                            ------------
                                                                            $  4,058,062
----------------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 0.9%
      126,069   Apollo Investment Corp.                                     $  1,105,625
       16,129   TriplePoint Venture Growth BDC Corp.                             250,322
                                                                            ------------
                                                                            $  1,355,947
----------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.7%
       78,000   Morgan Stanley Co.                                          $  2,676,180
                                                                            ------------
                Total Diversified Financials                                $ 12,712,806
----------------------------------------------------------------------------------------
                INSURANCE -- 1.5%
                Multi-line Insurance -- 1.0%
        9,148   Allianz SE*                                                 $  1,559,932
----------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 0.5%
        7,216   ACE, Ltd.                                                   $    767,277
                                                                            ------------
                Total Insurance                                             $  2,327,209
----------------------------------------------------------------------------------------
                REAL ESTATE -- 0.5%
                Diversified REIT -- 0.5%
       60,010   American Realty Capital Properties, Inc.                    $    789,732
                                                                            ------------
                Total Real Estate                                           $    789,732
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 19

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 11.9%
                Internet Software & Services -- 4.8%
       73,589   eBay, Inc.*                                                 $  4,084,190
       87,726   Yahoo!, Inc.*                                                  3,378,328
                                                                            ------------
                                                                            $  7,462,518
----------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 1.5%
      351,000   Fujitsu, Ltd.                                               $  2,401,433
----------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 0.7%
        5,084   Visa, Inc.                                                  $  1,080,452
----------------------------------------------------------------------------------------
                Systems Software -- 4.9%
      170,556   Microsoft Corp.                                             $  7,748,360
                                                                            ------------
                Total Software & Services                                   $ 18,692,763
----------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 7.2%
                Communications Equipment -- 0.3%
       19,065   Juniper Networks, Inc.*                                     $    442,117
----------------------------------------------------------------------------------------
                Computer Hardware -- 3.7%
       55,885   Apple, Inc.                                                 $  5,728,212
----------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 1.3%
       16,247   EMC Corp.                                                   $    479,774
       35,260   NetApp, Inc.                                                   1,486,562
                                                                            ------------
                                                                            $  1,966,336
----------------------------------------------------------------------------------------
                Electronic Equipment Manufacturers -- 0.8%
    1,437,000   PAX Global Technology, Ltd.*                                $  1,306,653
----------------------------------------------------------------------------------------
                Electronic Manufacturing Services -- 0.4%
       95,000   Global Display Co., Ltd.                                    $    686,181
----------------------------------------------------------------------------------------
                Office Electronics -- 0.7%
       83,889   Xerox Corp.                                                 $  1,158,507
                                                                            ------------
                Total Technology Hardware & Equipment                       $ 11,288,006
----------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
                Semiconductors -- 0.5%
      224,000   Transcend Information, Inc.                                 $    754,326
                                                                            ------------
                Total Semiconductors & Semiconductor Equipment              $    754,326
----------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 6.2%
                Integrated Telecommunication Services -- 4.9%
       65,200   Nippon Telegraph & Telephone Corp.                          $  4,371,715
      124,753   Orange SA                                                      1,890,418
       30,015   Verizon Communications, Inc.                                   1,495,347
                                                                            ------------
                                                                            $  7,757,480
----------------------------------------------------------------------------------------
                Wireless Telecommunication Services -- 1.3%
      568,505   Vodafone Group Plc                                          $  1,953,283
                                                                            ------------
                Total Telecommunication Services                            $  9,710,763
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/14

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                UTILITIES -- 0.4%
                Multi-Utilities -- 0.4%
       26,372   GDF Suez                                                    $    650,421
                                                                            ------------
                Total Utilities                                             $    650,421
----------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $131,393,925)                                         $155,615,634
----------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 98.8%
                (Cost $131,393,925) (a) (b)                                 $155,615,634
----------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 1.2%                          $  1,905,047
----------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                  $157,520,681
========================================================================================

*     Non-income producing security.

REIT  Real Estate Investment Trust.

(a) At August 31, 2014, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $131,557,084 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                          $26,558,873

          Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                           (2,500,323)
                                                                                -----------
          Net unrealized appreciation                                           $24,058,550
                                                                                ===========

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

      United States                                                      58.5%
      Japan                                                              13.6%
      Netherlands                                                         4.5%
      Switzerland                                                         4.0%
      France                                                              2.9%
      Ireland                                                             2.3%
      United Kingdom                                                      2.3%
      India                                                               1.5%
      Germany                                                             1.4%
      South Korea                                                         1.2%
      Sweden                                                              1.2%
      Other (individually less than 1%)                                   6.6%
                                                                        -----
                                                                        100.0%
                                                                        =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2014 aggregated $185,725,840 and $199,062,373, respectively.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 21

TOTAL RETURN SWAP AGREEMENTS
-----------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                             Unrealized
        Notional                      Pay/      Obligation Entity/              Expiration   Appreciation
        Principal      Counterparty   Receive   Index                Coupon     Date         (Depreciation)
-----------------------------------------------------------------------------------------------------------
JPY     (474,190,634)  Citibank NA    Pay       JPX-NIKKEI           1M Libor   6/10/15       $78,710
                                                INDEX 400            +53 bps

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:
      JPY    Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/14

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's investments:

------------------------------------------------------------------------------------
                                   Level 1           Level 2     Level 3  Total
------------------------------------------------------------------------------------
Common Stocks
  Energy
    Integrated Oil & Gas           $            --   $4,946,208  $  --    $4,946,208
    Oil & Gas Storage
       & Transportation                         --    1,440,837     --     1,440,837
  Materials
    Steel                                       --      210,915     --       210,915
  Capital Goods
    Electrical Components
       & Equipment                       2,174,582    2,126,745     --     4,301,327
    Heavy Electrical Equipment                  --      766,047     --       766,047
    Construction & Farm
       Machinery & Heavy Trucks                 --    1,215,971     --     1,215,971
    Industrial Machinery                 3,591,802    1,022,528     --     4,614,330
  Automobiles & Components                      --
    Tires & Rubber                              --    1,956,242     --     1,956,242
    Automobile Manufacturers                    --    5,344,992     --     5,344,992
  Consumer Durables & Apparel
    Homebuilding                                --    3,150,379     --     3,150,379
    Leisure Products                            --      831,441     --       831,441
    Apparel, Accessories &
       Luxury Goods                             --      923,473     --       923,473
    Textiles                                    --      519,633     --       519,633
  Consumer Services
    Casinos & Gaming                            --    1,223,588     --     1,223,588
    Restaurants                                 --    1,651,917     --     1,651,917
  Pharmaceuticals,
    Biotechnology &
    Life Sciences
    Pharmaceuticals                     11,498,523    5,538,896     --    17,037,419
  Banks
    Diversified Banks                           --    8,864,676     --     8,864,676
  Insurance
    Multi-line Insurance                        --    1,559,932     --     1,559,932
  Software & Services
    IT Consulting &
    Other Services                              --    2,401,433     --     2,401,433
  Technology Hardware
    & Equipment
    Electronic Equipment
     Manufacturers                              --    1,306,653     --     1,306,653
    Electronic Manufacturing
       Services                                 --      686,181     --       686,181
  Semiconductors &
    Semiconductor Equipment
    Semiconductors                              --      754,326     --       754,326

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 23

--------------------------------------------------------------------------------------
                                   Level 1           Level 2     Level 3  Total
--------------------------------------------------------------------------------------
Telecommunication Services
  Integrated Telecommunication
     Services                      $     1,495,347   $ 6,262,133 $  --    $  7,757,480
  Wireless Telecommunication
     Services                                   --     1,953,283    --       1,953,283
Utilities
  Multi-Utilities                               --       650,421    --         650,421
Other Common Stock                      79,546,530            --    --      79,546,530
--------------------------------------------------------------------------------------
Total                              $    98,306,784   $57,308,850 $  --    $155,615,634
======================================================================================
Other Financial Instruments:
Net Unrealized Appreciation
  On Forward Foreign
  Currency Contracts               $            --   $    47,706 $  --    $     47,706
Net Unrealized Appreciation
  On Total Return Swaps                         --        78,710    --          78,710
Net Unrealized Depreciation
  On Futures Contracts                    (147,350)           --    --        (147,350)
--------------------------------------------------------------------------------------
Total                              $      (147,350)  $   126,416 $  --    $    (20,934)
======================================================================================

During the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/14

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities (cost $131,393,925)                          $155,615,634
  Cash                                                                     1,155,857
  Foreign currencies, at value (cost $537,330)                               530,907
  Futures collateral                                                         462,000
  Receivables --
     Investment securities sold                                               88,191
     Fund shares sold                                                        141,589
     Dividends and foreign taxes withheld                                    469,822
     Due from Pioneer Investment Management, Inc.                             67,011
  Net unrealized appreciation on forward foreign currency contracts           47,706
  Unrealized appreciation on total return swap                                78,710
  Other                                                                        5,837
------------------------------------------------------------------------------------
         Total assets                                                   $158,663,264
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                    $    467,947
     Fund shares repurchased                                                 143,290
     Variation margin                                                         13,793
  Reserve for repatriation taxes                                             116,781
  Unrealized depreciation on futures contracts                               147,350
  Due to affiliates                                                           96,054
  Trustee fees                                                                 1,081
  Accrued expenses                                                           156,287
------------------------------------------------------------------------------------
         Total liabilities                                              $  1,142,583
====================================================================================
NET ASSETS:
  Paid-in capital                                                       $155,835,113
  Undistributed net investment income                                      3,778,748
  Accumulated net realized loss on investments and foreign
     currency transactions                                               (26,164,865)
  Net unrealized appreciation on investments                              24,221,709
  Net unrealized depreciation on futures contracts                          (147,350)
  Net unrealized appreciation on total return swap                            78,710
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (81,384)
------------------------------------------------------------------------------------
         Total net assets                                               $157,520,681
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $76,637,768/5,456,329 shares)                       $      14.05
  Class B (based on $2,072,707/149,799 shares)                          $      13.84
  Class C (based on $8,426,605/611,535 shares)                          $      13.78
  Class Y (based on $70,383,601/4,983,803 shares)                       $      14.12
MAXIMUM OFFERING PRICE:
  Class A ($14.05 (divided by) 94.25% )                                 $      14.91
====================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 25

Statement of Operations

For the Year Ended 8/31/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $114,164)                       $ 5,223,518
  Interest                                                                            597
-------------------------------------------------------------------------------------------------------
         Total investment income                                                            $ 5,224,115
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $ 1,168,621
  Transfer agent fees
     Class A                                                                      180,607
     Class B                                                                       22,675
     Class C                                                                       18,806
     Class Y                                                                          564
  Distribution fees
     Class A                                                                      178,943
     Class B                                                                       23,263
     Class C                                                                       77,081
  Shareholder communications expense                                               99,377
  Administrative reimbursements                                                    66,499
  Custodian fees                                                                   70,198
  Registration fees                                                                69,184
  Professional fees                                                                65,462
  Printing expense                                                                 27,142
  Fees and expenses of nonaffiliated Trustees                                       6,652
  Miscellaneous                                                                    10,865
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $ 2,085,939
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                           (332,343)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $ 1,753,596
-------------------------------------------------------------------------------------------------------
         Net investment income                                                              $ 3,470,519
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, TOTAL
RETURN SWAP, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $462)                 $20,804,024
     Futures contracts                                                           (483,975)
     Total return swap                                                             53,095
     Written options                                                              230,596
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                        734,532   $21,338,272
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net increase in reserve for capital gains
         taxes of $116,781)                                                   $11,461,380
     Futures contracts                                                           (149,683)
     Total return swap                                                             78,710
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                       (206,830)  $11,183,577
-------------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, total return swap, written
     options, and foreign currency transactions                                             $32,521,849
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $35,992,368
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/14

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                             Year Ended      Year Ended
                                                             8/31/14         8/31/13
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   3,470,519   $  2,135,061
Net realized gain (loss) on investments, futures contracts,
  total return swap, written options, and foreign
  currency transactions                                         21,338,272     17,999,088
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, total return
  swap and foreign currency transactions                        11,183,577      3,932,569
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations    $  35,992,368   $ 24,066,718
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.20 and $0.16 per share, respectively)       $  (1,074,448)  $   (917,101)
     Class B ($0.07 and $0.05 per share, respectively)             (14,217)       (14,373)
     Class C ($0.10 and $0.07 per share, respectively)             (57,648)       (39,684)
     Class Y ($0.25 and $0.21 per share, respectively)          (1,568,569)    (1,319,980)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                  $  (2,714,882)  $ (2,291,138)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  14,621,595   $ 10,898,587
Reinvestment of distributions                                    1,128,095        948,339
Cost of shares repurchased                                     (35,112,389)   (15,721,764)
-----------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
         share transactions                                  $ (19,362,699)  $ (3,874,838)
-----------------------------------------------------------------------------------------
     Net increase in net assets                              $  13,914,787   $ 17,900,742
NET ASSETS:
Beginning of year                                              143,605,894    125,705,152
-----------------------------------------------------------------------------------------
End of year                                                  $ 157,520,681   $143,605,894
-----------------------------------------------------------------------------------------
Undistributed net investment income                          $   3,778,748   $  2,279,756
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 27

---------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount       '13 Shares   '13 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                        603,313   $   7,775,776       622,079   $  6,711,950
Reinvestment of distributions       81,986       1,045,326        87,882        888,496
Less shares repurchased           (798,782)    (10,307,534)   (1,049,318)   (11,277,005)
---------------------------------------------------------------------------------------
      Net decrease                (113,483)  $  (1,486,432)     (339,357)  $ (3,676,559)
=======================================================================================
Class B
Shares sold or exchanged            10,609   $     126,556        16,613   $    170,182
Reinvestment of distributions        1,102          13,921         1,414         14,158
Less shares repurchased            (74,502)       (944,641)     (104,877)    (1,102,463)
---------------------------------------------------------------------------------------
      Net decrease                 (62,791)  $    (804,164)      (86,850)  $   (918,123)
=======================================================================================
Class C
Shares sold                        158,541   $   2,023,027        96,013   $  1,020,165
Reinvestment of distributions        4,350          54,723         3,739         37,351
Less shares repurchased           (137,739)     (1,776,869)     (113,209)    (1,192,619)
---------------------------------------------------------------------------------------
      Net increase (decrease)       25,152   $     300,881       (13,457)  $   (135,103)
=======================================================================================
Class Y
Shares sold                        349,580   $   4,696,236       289,411   $  2,996,290
Reinvestment of distributions        1,106          14,125           823          8,334
Less shares repurchased         (1,676,590)    (22,083,345)     (196,154)    (2,149,677)
---------------------------------------------------------------------------------------
      Net increase (decrease)   (1,325,904)  $ (17,372,984)       94,080   $    854,947
=======================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/14

Financial Highlights

--------------------------------------------------------------------------------------------------------------
                                                             Year      Year      Year      Year      Year
                                                             Ended     Ended     Ended     Ended     Ended
                                                             8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
--------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 11.31   $  9.64   $  9.27   $  8.44   $  8.56
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.27   $  0.15   $  0.17   $  0.13   $  0.08
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         2.67      1.68      0.33      0.76     (0.17)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.94   $  1.83   $  0.50   $  0.89   $ (0.09)
--------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.20)  $ (0.16)  $ (0.13)  $ (0.06)  $ (0.03)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.74   $  1.67   $  0.37   $  0.83   $ (0.12)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.05   $ 11.31   $  9.64   $  9.27   $  8.44
==============================================================================================================
Total return*                                                  26.13%    19.17%     5.50%    10.48%    (1.13)%
Ratio of net expenses to average net assets                     1.30%     1.30%     1.30%     1.30%     1.30%
Ratio of net investment income to average net assets            2.01%     1.35%     1.71%     1.23%     0.82%
Portfolio turnover rate                                          121%      160%      152%      194%      114%
Net assets, end of period (in thousands)                     $76,638   $62,996   $56,970   $60,701   $61,466
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.56%     1.67%     1.72%     1.67%     1.71%
   Net investment income                                        1.75%     0.98%     1.29%     0.86%     0.41%
==============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 29

-------------------------------------------------------------------------------------------------------------------
                                                             Year      Year       Year       Year       Year
                                                             Ended     Ended      Ended      Ended      Ended
                                                             8/31/14   8/31/13    8/31/12    8/31/11    8/31/10
-------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 11.14   $  9.48    $  9.08    $  8.30    $   8.47
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.22   $  0.09    $  0.16    $  0.07    $   0.00(a)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         2.55      1.62       0.26       0.71       (0.17)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.77   $  1.71    $  0.42    $  0.78    $  (0.17)
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.07)  $ (0.05)   $ (0.02)   $    --    $     --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.70   $  1.66    $  0.40    $  0.78    $  (0.17)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.84   $ 11.14    $  9.48    $  9.08    $   8.30
===================================================================================================================
Total return*                                                  24.95%    18.13%      4.60%      9.40%      (2.01)%
Ratio of net expenses to average net assets                     2.20%     2.20%      2.20%      2.20%       2.20%
Ratio of net investment income (loss) to average net assets     1.11%     0.43%      0.79%      0.29%      (0.11)%
Portfolio turnover rate                                          121%      160%       152%       194%        114%
Net assets, end of period (in thousands)                     $ 2,073   $ 2,368    $ 2,838    $ 4,175    $  5,587
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               3.17%     3.22%      3.14%      2.97%       2.93%
   Net investment income (loss)                                 0.14%    (0.59)%    (0.15)%    (0.49)%     (0.84)%
===================================================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/14

----------------------------------------------------------------------------------------------------------------
                                                             Year      Year      Year      Year      Year
                                                             Ended     Ended     Ended     Ended     Ended
                                                             8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 11.11   $  9.47   $  9.09   $  8.31   $   8.48
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14   $  0.05   $  0.10   $  0.04   $   0.00(a)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         2.63      1.66      0.31      0.74      (0.17)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.77   $  1.71   $  0.41   $  0.78   $  (0.17)
----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.10)  $ (0.07)  $ (0.03)  $    --   $     --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.67   $  1.64   $  0.38   $  0.78   $  (0.17)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.78   $ 11.11   $  9.47   $  9.09   $   8.31
================================================================================================================
Total return*                                                  24.98%    18.11%     4.56%     9.39%     (2.00)%
Ratio of net expenses to average net assets                     2.20%     2.20%     2.20%     2.20%      2.20%
Ratio of net investment income (loss) to average net assets     1.13%     0.45%     0.82%     0.35%     (0.07)%
Portfolio turnover rate                                          121%      160%      152%      194%       114%
Net assets, end of period (in thousands)                     $ 8,427   $ 6,516   $ 5,682   $ 6,439   $  6,118
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.35%     2.51%     2.53%     2.48%      2.54%
   Net investment income (loss)                                 0.98%     0.14%     0.49%     0.07%     (0.41)%
================================================================================================================

(a) Amount rounds to less than $0.01 per share

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 31

--------------------------------------------------------------------------------------------------------------
                                                             Year      Year      Year      Year      Year
                                                             Ended     Ended     Ended     Ended     Ended
                                                             8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
--------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 11.37   $  9.69   $  9.32   $  8.49   $  8.59
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.37   $  0.20   $  0.21   $  0.18   $  0.12
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         2.63      1.69      0.34      0.76     (0.17)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.00   $  1.89   $  0.55   $  0.94   $ (0.05)
--------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.25)  $ (0.21)  $ (0.18)  $ (0.11)  $ (0.05)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.75   $  1.68   $  0.37   $  0.83   $ (0.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.12   $ 11.37   $  9.69   $  9.32   $  8.49
==============================================================================================================
Total return*                                                  26.66%    19.75%     6.09%    10.96%    (0.59)%
Ratio of net expenses to average net assets                     0.80%     0.80%     0.80%     0.80%     0.80%
Ratio of net investment income to average net assets            2.58%     1.85%     2.22%     1.74%     1.33%
Portfolio turnover rate                                          121%      160%      152%      194%      114%
Net assets, end of period (in thousands)                     $70,384   $71,726   $60,214   $59,927   $58,692
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.95%     1.00%     0.97%     0.95%     0.96%
   Net investment income                                        2.43%     1.65%     2.05%     1.59%     1.17%
==============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/14

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 33
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news,

34 Pioneer Global Equity Fund | Annual Report | 8/31/14 corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At August 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended August 31, 2014, the Fund paid $462 in such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of August 31, 2014, the Fund had $116,781 in reserve related to capital gains.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 35

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2014, the Fund reclassified $743,355 to increase undistributed net investment income and $743,355 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2014, the Fund had a net capital loss carryforward of $26,144,250, which will expire in 2016 if not utilized.

    During the year ended August 31, 2014, a capital loss carryforward of $20,561,506 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013, was as follows:

    ----------------------------------------------------------------------------
                                                       2014                 2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                              $2,714,882           $2,291,138
    ----------------------------------------------------------------------------
         Total                                   $2,714,882           $2,291,138
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  3,900,336
    Capital loss carryforward                                       (26,144,250)
    Net unrealized appreciation                                      23,929,482
    ----------------------------------------------------------------------------
         Total                                                     $  1,685,568
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of forwards, futures, and swap contracts.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,781 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2014.

36 Pioneer Global Equity Fund | Annual Report | 8/31/14

D.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 37

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2014 was $ 462,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the year ended August 31, 2014 was $2,387,650.

    At August 31, 2014, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                           Number of
                           Contracts     Settlement                 Unrealized
    Type                   Long/(Short)  Month        Value         Depreciation
    ----------------------------------------------------------------------------
    F/C S&P 500 Future     (12)          9/14         $(6,004,200)  $(147,350)
    ----------------------------------------------------------------------------
      Total                                                         $(147,350)
    ============================================================================

I.  Purchased Options

    The Fund may purchase call and put options in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a

38 Pioneer Global Equity Fund | Annual Report | 8/31/14 specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended August 31, 2014 was $10,812. There were no purchased options outstanding at August 31, 2014.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended August 31, 2014 was $61,487. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments. There were no written options outstanding at August 31, 2014.


                         Pioneer Global Equity Fund | Annual Report | 8/31/14 39

   Transactions in written options for the year ended August 31, 2014 are summarized as follows:

---------------------------------------------------------------------------
                                    Number of Contracts        Premium Paid
Options open at beginning of period                  --             $    --
Options opened                                       --                  --
Options exercised                                    35               4,506
Options closed                                       --                  --
Options expired                                     (35)             (4,506)
---------------------------------------------------------------------------
Options open at end of period                        --             $    --
===========================================================================

K.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    Open total return swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended August 31, 2014 was $28,563.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

40 Pioneer Global Equity Fund | Annual Report | 8/31/14

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $68,855 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended August 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $79,600
Class B                                                                    5,800
Class C                                                                   11,600
Class Y                                                                    2,377
--------------------------------------------------------------------------------
  Total:                                                                 $99,377
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,951 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 41
for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,248 in distribution fees payable to PFD at August 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2014, CDSCs in the amount of $3,402 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At August 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended August 31, 2014 was $1,725,316.

Open forward foreign currency contracts at August 31, 2014 were as follows:

----------------------------------------------------------------------------------------------
                                                                               Net
                         Net          In                                       Unrealized
                         Contracts    Exchange      Settlement                 Appreciation
Currency                 to Deliver   For           Date         Value         (Depreciation)
----------------------------------------------------------------------------------------------
EUR (Euro)                1,500,000   $ 1,980,444   9/25/14      $ 1,970,868   $ (9,576)
EUR (Euro)               (1,500,000)   (2,028,150)  9/25/14       (1,970,868)    57,282
HKD (Hong Kong Dollar)      282,100        36,400    9/2/14           36,398          2
SGD (Singapore Dollar)        9,404         7,527    9/3/14            7,528         (1)
SGD (Singapore Dollar)        4,702         3,763    9/3/14            3,764         (1)
----------------------------------------------------------------------------------------------
Total                                                                          $ 47,706
==============================================================================================

42 Pioneer Global Equity Fund | Annual Report | 8/31/14

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2014.

-----------------------------------------------------------------------------------------------
Assets:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets          Assets and Liabilities
                  Gross        Statement    Presented in   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Assets       Liabilities  Liabilities     Instruments  Received     Amount
----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $ 57,284     $ (9,578)    $ 47,706        $     --     $     --     $ 47,706
Total return swap $ 78,710     $     --     $ 78,710        $     --     $     --     $ 78,710
----------------------------------------------------------------------------------------------
                  $135,994     $ (9,578)    $126,416        $     --     $     --     $126,416
==============================================================================================

-----------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Liabilities      Assets and Liabilities
                  Gross        Statement    Presented in   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Liabilities  Liabilities  Liabilities     Instruments  Pledged      Amount
-----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $    9,578   $ (9,578)    $        --     $     --     $     --     $     --
Total return swap $       --   $     --     $        --     $     --     $     --     $     --
-----------------------------------------------------------------------------------------------
                  $    9,578   $ (9,578)    $        --     $     --     $     --     $     --
===============================================================================================

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 43

8. Additional Disclosures about Derivative Instruments and Hedging Activities Values of derivative instruments as of August 31, 2014 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments            Asset Derivatives 2014             Liabilities Derivatives 2014
Under Accounting               -------------------------------    -----------------------------
Standards Codification         Balance Sheet                      Balance Sheet
(ASC) 815                      Location            Value          Location            Value
-----------------------------------------------------------------------------------------------
Forward Foreign                Net unrealized                     Net unrealized
 Currency Contracts            appreciation on                    depreciation on
                               forward foreign                    forward foreign
                               currency contracts  $ 47,706       currency contracts  $     --

Total Return Swap              Net unrealized                     Net unrealized
                               appreciation on                    depreciation on
                               total return swap   $ 78,710       total return swap   $     --

Futures Contracts*             Net unrealized                     Net unrealized
                               appreciation on                    depreciation on
                               futures contracts   $     --       futures contracts   $147,350
-----------------------------------------------------------------------------------------------
    Total                                          $126,416                           $147,350
===============================================================================================

* Reflects the net unrealized appreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statements of Assets and Liabilities.

44 Pioneer Global Equity Fund | Annual Report | 8/31/14

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2014 was as follows:

------------------------------------------------------------------------------------------
                                                                          Change in
Derivatives Not                                                           Unrealized
Accounted for as                                          Realized Gain   Appreciation or
Hedging Instruments                                       or (Loss) on    (Depreciation)
Under Accounting         Location of Gain or (Loss)       Derivatives     on Derivatives
Standards Codification   on Derivatives Recognized        Recognized      Recognized
(ASC) 815                in Income                        in Income       in Income
------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on
 Currency Contracts      forward foreign currency
                         contracts and other assets
                         and liabilities denominated
                         in foreign currencies            $ 849,617

Forward Foreign          Change in unrealized
 Currency Contracts      appreciation (depreciation)
                         on forward foreign currency
                         contracts and other assets
                         and liabilities denominated
                         in foreign currencies                            $ (76,369)

Total Return Swap        Net realized gain (loss) on
                         total return swap                $ 53,095

Total Return Swap        Change in unrealized
                         appreciation (depreciation) on
                         total return swap                                $  78,710

Written Options          Net realized gain (loss) on
                         written options                  $ 230,596

Written Options          Change in unrealized
                         appreciation (depreciation)
                         on written options                               $      --

Futures Contracts        Net realized gain (loss) on
                         futures contracts                $(483,975)

Futures Contracts        Change in net unrealized
                         appreciation (depreciation)
                         on futures contracts                             $(149,683)

9. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending August 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 45

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Subsequent Event

Upcoming Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSCs). Class A shares acquired through the conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with the conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

46 Pioneer Global Equity Fund | Annual Report | 8/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V
and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 2013, and the financial highlights for the years ended August 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 47

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 53.67%.

48 Pioneer Global Equity Fund | Annual Report | 8/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 49

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Global Equity Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2005.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2005.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 51

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

52 Pioneer Global Equity Fund | Annual Report | 8/31/14

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2005. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 53

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2005. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2005. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Global Equity Fund | Annual Report | 8/31/14

                           This page for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 55

                           This page for your notes.

56 Pioneer Global Equity Fund | Annual Report | 8/31/14

                           This page for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 57

                           This page for your notes.

58 Pioneer Global Equity Fund | Annual Report | 8/31/14

                           This page for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/14 59

                           This page for your notes.

60 Pioneer Global Equity Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19431-08-1014

                    Pioneer High Income
                    Municipal Fund

--------------------------------------------------------------------------------
                    Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A     PIMAX
                    Class C     HICMX
                    Class Y     HIMYX

                    [LOGO] PIONEER
                           Investments(R)
                    visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         24

Notes to Financial Statements                                                31

Report of Independent Registered Public Accounting Firm                      39

Trustees, Officers and Service Providers                                     40

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

Municipal bonds recovered in value over the first eight months of 2014 after declining in price late in 2013. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period ended August 31, 2014. Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the 12-month period ended August 31, 2014?

A Pioneer High Income Municipal Fund's Class A shares returned 7.52% at net asset value during the 12-month period ended August 31, 2014, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned 14.74%. During the same period, the average return of the 135 mutual funds in Lipper's High Yield Municipal Debt Funds category was 14.10%, and the average return of the 178 mutual funds in Morningstar's High Yield Municipal Funds category was 13.81%.

Q How would you describe the investment environment for high-yield municipal bonds during the 12-month period ended August 31, 2014?

A The period saw a remarkable change in market sentiment beginning in January 2014, as investors began to believe that fears about credit quality and interest-rate volatility had driven down municipal bond prices - especially those of higher-yielding municipals - to excessively low valuations. Over the first eight months of 2014, lower-rated, higher-yielding securities led a dramatic performance revival among tax-exempt municipal bonds. The rally was led primarily by growing investor confidence about the credit-worthiness of the municipalities and institutions issuing tax-exempt bonds, but increased confidence in the overall health of the U.S. economy also contributed to the bounce-back.

    Less sanguine sentiments about municipal bonds had prevailed when the 12-month period began in September 2013. The municipal bond market as well as other fixed-income markets had become volatile at that time as investors worried that the Federal Reserve's (the Fed's) plans to taper its accommodative monetary policies - its quantitative easing bond-buying program, in particular - could lead to sharp increases in interest rates and a corresponding decline in bond prices. The municipal bond market also took a hit from the City of Detroit's well-publicized bankruptcy filing as well as from news stories that raised questions about the credit-worthiness of the Commonwealth of Puerto Rico's bonds. The numerous concerns combined to drive down the prices of municipal bonds during the final months of 2013, especially those in the lower-rated, higher-yielding tiers of the market.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

    As noted previously, the municipal market began to change course in January 2014, experiencing a rally that essentially continued through the end of the 12-month period. Growing investor confidence that the Fed could engineer a gradual change in monetary policy without disrupting the markets in a meaningful way coincided with the belief that the debt problems of Detroit and Puerto Rico were not reflective of conditions in the overall municipal market. Thus, market sentiment about the credit-worthiness of municipals improved. Investors also recognized that municipal securities were selling at very attractive prices relative to the taxable bond market, resulting in increased demand from both traditional and non-traditional buyers. Municipal bond prices soon began recovering, with high-yield municipals bouncing back stronger than the investment-grade segment of the market.

Q What were the main reasons for the Fund's underperformance relative to the benchmark Barclays Index during the 12-month period ended August 31, 2014?

A The Fund participated in the market rebound over the last eight months of the period, but not as much as the Barclays Index benchmark, as we continued our efforts to restructure the Fund's portfolio, removing both real and potentially problem credits while significantly increasing diversification*. The restructuring process had been especially challenging when the market was in decline, but was also an issue during times when other investors were selling their most liquid and easily tradable securities, as those sales affected the values of some of the Fund's better-quality positions, such as securities backed by proceeds from tobacco settlement liability lawsuits.

    By August 31, 2014, the Fund's portfolio restructuring was essentially completed, as our review process continued to weed out problem credits.

    For example, we reduced the Fund's exposure to continuing care retirement communities (CCRCs) down to less than 20% by period end, as we sought to increase the portfolio's diversification by credit issuer and quality. At the same time, we increased the portfolio's exposure to more liquid, easily-tradable industries, notably bonds backed by revenues from charter schools, tobacco liability settlements, and transportation and hospital projects. Consistent with our investment discipline, the portfolio's holdings were confined principally to project revenue bonds, which are funded by the revenue streams produced by specific public projects. We believe revenue bonds are more reliable investments than general obligation bonds, which are more exposed to changes in the general financial health of the issuing municipalities or public agencies.

* Diversification does not assure a profit nor protect against loss in a declining market.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/14 5

    Over the final months of the 12-month period, the Fund's performance did improve noticeably, in both absolute and benchmark-relative terms. During the final six months of the period, for example, the Fund's Class A shares generated a total return of 5.27% at net asset value, just slightly behind the 5.85% return of the Barclays Index. Unfortunately, the Fund's significant underperformance of the benchmark during the first six months of the 12-month period proved too difficult to overcome.

Q What were some of the individual portfolio investments that had noteworthy effects on the Fund's performance during the 12-month period ended August 31, 2014?

A The Fund saw good results from investments in bonds backed by charter schools and hospitals, as well as from some transportation projects.

    Charter school project bonds in the portfolio that fared well during the period included securities backed by the Greenwood Charter School in Pennsylvania, the Rocky Mountain Charter Academy in Colorado, and the Universal Academy in Texas. In the hospital sector, issues that performed well for the Fund included project revenue bonds backed by hospitals in Pottsville, Pennsylvania, Onondaga County, New York, and Muskingum County in Ohio.

    Among the Fund's underperforming securities during the period were CCRC bonds backed by projects in Tyler, Texas, and Deerfield, Iowa.

Q   What is your investment outlook?

A We anticipate that the domestic economy will continue to grow at a moderate, but steady pace in the coming months. As key indicators such as employment, housing and consumer spending improve, so too should the general fiscal health of municipalities and public agencies. That, in turn, should buttress the credit quality of the debt issued by those entities. While the Fed is likely to begin raising short-term interest rates modestly during 2015, we think it will act gradually so as not to disrupt the capital markets. We also believe inflation should remain well under control.

    As we enter the final quarter of 2014, the outlook for municipal bonds looks good. So far during 2014, issuance of municipal bonds has been down by 15% from 2013 levels, and yet demand for municipal bonds has increased substantially, which has been a boon for municipal bond prices. Meanwhile, the rising tax revenues that accompany a strengthening economy are improving the financial health of the government agencies and institutions that issue municipal bonds.

    We plan to continue to emphasize fundamental credit research when selecting securities for the Fund, while maintaining a well-diversified portfolio of investments that adhere to our strictest quality standards.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Please refer to the Schedule of Investments on pages 15-23 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in finan-cial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/14 7

Portfolio Summary | 8/31/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                    30.2%
Education                                                                 19.8%
Special Revenues                                                          18.6%
Pollution Control Revenue                                                 11.0%
Various Revenues                                                           9.9%
Transportation                                                             4.5%
General Obligation                                                         2.6%
Reserves                                                                   1.1%
Water & Sewer                                                              1.1%
Insured                                                                    0.8%
Housing                                                                    0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1.   City of Philippi West Virginia, 7.75%, 10/1/44                                      5.26%
-----------------------------------------------------------------------------------------------
 2.   Sanger Industrial Development Corp., 8.0%, 7/1/38                                   3.43
-----------------------------------------------------------------------------------------------
 3.   State of Texas, 5.0%, 10/1/25                                                       2.62
-----------------------------------------------------------------------------------------------
 4.   Capital Trust Agency, Inc., 7.75%, 1/1/41                                           2.40
-----------------------------------------------------------------------------------------------
 5.   Pennsylvania Economic Development Financing Authority, 8.0%, 5/1/29                 2.10
-----------------------------------------------------------------------------------------------
 6.   Tobacco Settlement Financing Corp. New Jersey, 5.0%, 6/1/41                         2.04
-----------------------------------------------------------------------------------------------
 7.   Washington State Housing Finance Commission, 5.625%, 1/1/38                         1.92
-----------------------------------------------------------------------------------------------
 8.   Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48                         1.84
-----------------------------------------------------------------------------------------------
 9.   Michigan Strategic Fund, Floating Rate Note, 3/1/40                                 1.59
-----------------------------------------------------------------------------------------------
10.   Tarrant County Cultural Education Facilities Finance Corp., 8.125%, 11/15/44        1.55
-----------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                          8/31/14                      8/31/13
--------------------------------------------------------------------------------
           A                             $7.27                         $7.19
--------------------------------------------------------------------------------
           C                             $7.28                         $7.19
--------------------------------------------------------------------------------
           Y                             $7.18                         $7.10
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-8/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term         Long-Term
         Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A              $0.4410                 $ --              $ --
--------------------------------------------------------------------------------
           C              $0.3864                 $ --              $ --
--------------------------------------------------------------------------------
           Y              $0.4457                 $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/14 9

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                           Barclays
                     Net       Public      High Yield
                     Asset     Offering    Municipal
                     Value     Price       Bond
Period               (NAV)     (POP)       Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)           2.39%     1.80%        4.45%
5 Years              7.85      6.87         9.95
1 Year               7.52      2.66        14.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                     0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High Income     Barclays High Yield
                    Municipal Fund          Municipal Bond Index
10/31/2006          $ 9,550                 $10,000
8/31/2007           $ 9,671                 $10,076
8/31/2008           $ 9,193                 $ 9,635
8/31/2009           $ 7,868                 $ 8,750
8/31/2010           $ 9,848                 $10,682
8/31/2011           $10,028                 $11,051
8/31/2012           $11,154                 $12,752
8/31/2013           $10,679                 $12,253
8/31/2014           $11,481                 $14,060

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                            Barclays
                                            High Yield
                                            Municipal
                    If          If          Bond
Period              Held        Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)          1.56%       1.56%       4.45%
5 Years             7.08        7.08        9.95
1 Year              6.85        6.85       14.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High Income     Barclays High Yield
                    Municipal Fund          Municipal Bond Index
10/31/2006          $10,000                 $10,000
8/31/2007           $10,046                 $10,076
8/31/2008           $ 9,449                 $ 9,635
8/31/2009           $ 8,015                 $ 8,750
8/31/2010           $ 9,948                 $10,682
8/31/2011           $10,066                 $11,051
8/31/2012           $11,116                 $12,752
8/31/2013           $10,562                 $12,253
8/31/2014           $11,285                 $14,060

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                    Barclays
                                    High Yield
                                    Municipal
                If      If          Bond
Period          Held    Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)      2.35%   2.35%       4.45%
5 Years         7.93    7.93        9.95
1 Year          7.69    7.69       14.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High Income     Barclays High Yield
                    Municipal Fund          Municipal Bond Index
10/31/2006          $5,000,000              $5,000,000
8/31/2007           $5,045,674              $5,037,963
8/31/2008           $4,770,728              $4,817,672
8/31/2009           $4,088,458              $4,374,981
8/31/2010           $5,099,360              $5,340,982
8/31/2011           $5,202,265              $5,525,277
8/31/2012           $5,796,676              $6,376,035
8/31/2013           $5,561,596              $6,126,737
8/31/2014           $5,989,184              $7,029,878

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 3/1/14
--------------------------------------------------------------------------------
Ending Account Value                    $1,052.78       $1,050.23      $1,053.82
(after expenses) on 8/31/14
--------------------------------------------------------------------------------
Expenses Paid                           $    4.66       $    8.58      $    3.68
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.66% and 0.71% fro Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 3/1/14
--------------------------------------------------------------------------------
Ending Account Value                    $1,020.67       $1,016.84      $1,021.63
(after expenses) on 8/31/14
--------------------------------------------------------------------------------
Expenses Paid                           $    4.58       $    8.44      $    3.62
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.66% and 0.71% fro Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Schedule of Investments | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         MUNICIPAL BONDS -- 97.1%
                                         Alaska -- 0.2%
   1,000,000                     NR/B2   Northern Tobacco Securitization Corp.,
                                         5.0%, 6/1/46                                         $       739,840
-------------------------------------------------------------------------------------------------------------
                                         Arizona -- 2.3%
   6,860,000                     NR/NR   The Industrial Development Authority of
                                         the County of Pima, 5.5%, 7/1/26                     $     6,433,445
   1,000,000                     NR/NR   The Industrial Development Authority of
                                         the County of Pima, 7.0%, 5/1/34                           1,026,700
   3,000,000                     NR/NR   The Industrial Development Authority of
                                         the County of Pima, 7.25%, 5/1/44                          3,083,460
     725,000                     NR/NR   The Industrial Development Authority of
                                         the County of Pima, 8.5%, 7/1/39                             812,957
                                                                                              ---------------
                                                                                              $    11,356,562
-------------------------------------------------------------------------------------------------------------
                                         California -- 11.1%
   5,040,000                     B-/NR   California County Tobacco Securitization
                                         Agency, 5.125%, 6/1/38                               $     4,038,502
   6,655,000                     NR/B2   California County Tobacco Securitization
                                         Agency, 5.25%, 6/1/45                                      5,173,863
   1,880,000                     B-/NR   California County Tobacco Securitization
                                         Agency, 5.25%, 6/1/45                                      1,497,194
   3,800,000                     NR/B2   California County Tobacco Securitization
                                         Agency, 5.7%, 6/1/46                                       3,081,648
   6,300,000                     BB/NR   California Municipal Finance Authority,
                                         6.0%, 7/1/42                                               6,538,455
   3,230,000                     BB/NR   California School Finance Authority,
                                         7.125%, 10/1/48                                            3,556,230
   3,000,000                    BB+/NR   California School Finance Authority,
                                         7.375%, 10/1/43                                            3,347,550
   1,560,000                     NR/NR   California Statewide Communities
                                         Development Authority, 6.125%, 11/1/33                     1,731,335
   4,030,000                     NR/NR   California Statewide Communities
                                         Development Authority, 6.375%, 11/1/43                     4,494,578
   2,000,000                     NR/NR   California Statewide Communities
                                         Development Authority, 7.5%, 6/1/42                        2,219,780
     315,559                     NR/NR   California Statewide Communities
                                         Development Authority, 9.0%, 12/1/38 (c)                           3
   7,000,000                      B/B3   Golden State Tobacco Securitization
                                         Corp., 4.5%, 6/1/27                                        6,378,750
   6,000,000                     B-/B3   Golden State Tobacco Securitization
                                         Corp., 5.75%, 6/1/47                                       4,897,260
   4,000,000                    AA/Aa3   Pittsburg Unified School District, 9/1/38 (d)                853,560
   3,925,000                    AA/Aa3   Pittsburg Unified School District, 9/1/39 (d)                772,754
   2,500,000                    AA/Aa3   Pittsburg Unified School District, 9/1/41 (d)                630,825
   1,925,000                    AA/Aa3   Pittsburg Unified School District, 9/1/42 (d)                460,710

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 15

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         California -- (continued)
   6,000,000                    BB+/B2   Tobacco Securitization Authority of
                                         Southern California, 5.0%, 6/1/37                    $     4,789,020
                                                                                              ---------------
                                                                                              $    54,462,017
-------------------------------------------------------------------------------------------------------------
                                         Colorado -- 2.8%
   2,000,000                     B+/NR   Colorado Educational & Cultural
                                         Facilities Authority, 8.0%, 9/1/43                   $     2,046,260
   5,000,000                     B+/NR   Colorado Educational & Cultural
                                         Facilities Authority, 8.125%, 9/1/48                       5,123,150
   8,000,000                     NR/NR   Kremmling Memorial Hospital District,
                                         7.125%, 12/1/45                                            6,688,080
                                                                                              ---------------
                                                                                              $    13,857,490
-------------------------------------------------------------------------------------------------------------
                                         District of Columbia -- 1.7%
     735,000                  BBB/Baa1   District of Columbia Tobacco Settlement
                                         Financing Corp., 6.75%, 5/15/40                      $       735,037
   3,500,000                   BBB-/NR   District of Columbia, 5.0%, 10/1/45                        3,558,065
   4,000,000                 BBB+/Baa1   Metropolitan Washington Airports Authority
                                         Dulles Toll Road Revenue, 5.0%, 10/1/53                    4,195,040
                                                                                              ---------------
                                                                                              $     8,488,142
-------------------------------------------------------------------------------------------------------------
                                         Florida -- 3.9%
   5,000,000                     NR/NR   Alachua County Health Facilities
                                         Authority, 8.125%, 11/15/46                          $     5,792,250
   1,035,000                     NR/NR   Capital Trust Agency, Inc., 7.375%, 1/1/48                 1,050,235
  11,000,000                     NR/B1   Capital Trust Agency, Inc., 7.75%, 1/1/41                 11,440,000
   1,820,000                     NR/NR   County of Liberty Florida, 8.25%,
                                         7/1/28 (c)                                                   549,531
                                                                                              ---------------
                                                                                              $    18,832,016
-------------------------------------------------------------------------------------------------------------
                                         Hawaii -- 0.2%
   1,000,000                     NR/NR   State of Hawaii Department of Budget &
                                         Finance, 9.0%, 11/15/44                              $     1,183,900
-------------------------------------------------------------------------------------------------------------
                                         Illinois -- 5.0%
     526,959                     NR/NR   Illinois Finance Authority, 11/15/52 (d)             $       142,232
     526,959                     NR/NR   Illinois Finance Authority, 11/15/52 (d)                      89,536
   2,634,795                     NR/NR   Illinois Finance Authority, 11/15/52 (d)                      92,060
     485,000                     NR/NR   Illinois Finance Authority, 11/15/17 (d)                     471,949
     710,000                     NR/NR   Illinois Finance Authority, 7.0%, 11/15/27                   649,380
   3,085,000                     NR/NR   Illinois Finance Authority, 7.625%, 5/15/25                3,275,067
   1,750,000                     NR/NR   Illinois Finance Authority, 8.0%, 5/15/30                  1,155,000
   3,195,000                     NR/NR   Illinois Finance Authority, 8.0%, 5/15/40                  3,339,734
   4,060,000                     BB/NR   Illinois Finance Authority, 8.25%, 5/15/45                 2,679,600
   4,213,653        4.00         NR/NR   Illinois Finance Authority, Floating Rate
                                         Note, 11/15/52                                             2,730,826
   2,735,000                     NR/NR   Southwestern Illinois Development
                                         Authority, 5.625%, 11/1/26                                 2,209,032

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         Illinois -- (continued)
     680,000                     NR/NR   Southwestern Illinois Development
                                         Authority, 6.2%, 6/1/17                              $       704,840
   7,020,000                     NR/NR   Southwestern Illinois Development
                                         Authority, 6.625%, 6/1/37                                  7,031,513
                                                                                              ---------------
                                                                                              $    24,570,769
-------------------------------------------------------------------------------------------------------------
                                         Indiana -- 3.6%
   1,750,000                     NR/NR   City of Carmel Indiana, 7.0%, 11/15/32               $     1,887,812
   2,000,000                     NR/NR   City of Carmel Indiana, 7.125%, 11/15/42                   2,147,980
   2,000,000                     NR/NR   City of Carmel Indiana, 7.125%, 11/15/47                   2,141,280
   3,500,000                     NR/NR   City of Crown Point Indiana,
                                         8.0%, 11/15/39                                             3,914,855
   3,000,000                     NR/NR   City of Gary Indiana, 2.5%, 5/1/15                         3,000,870
   4,000,000                     BB/NR   Vigo County Hospital Authority,
                                         8.0%, 9/1/41                                               4,632,800
                                                                                              ---------------
                                                                                              $    17,725,597
-------------------------------------------------------------------------------------------------------------
                                         Iowa -- 1.2%
     775,200                     NR/NR   Iowa Finance Authority, 5/15/56 (0.0%
                                         cash, 0.0.% PIK) (PIK) (d)                           $             8
   4,132,500        2.70         NR/NR   Iowa Finance Authority, Floating Rate
                                         Note, 11/15/46                                             2,070,672
   1,000,000                     B+/B2   Iowa Tobacco Settlement Authority,
                                         5.6%, 6/1/34                                                 884,650
   3,580,000                     B+/B2   Iowa Tobacco Settlement Authority,
                                         5.625%, 6/1/46                                             2,996,388
                                                                                              ---------------
                                                                                              $     5,951,718
-------------------------------------------------------------------------------------------------------------
                                         Louisiana -- 0.9%
   5,800,000                     NR/NR   Tensas Parish Law Enforcement District,
                                         8.5%, 10/1/26 (c)                                    $     4,393,964
-------------------------------------------------------------------------------------------------------------
                                         Maryland -- 0.9%
   1,000,000                     NR/NR   City of Westminster Maryland,
                                         6.0%, 7/1/34                                         $     1,004,330
     850,000                     NR/NR   City of Westminster Maryland,
                                         6.125%, 7/1/39                                               844,552
   1,250,000                     NR/NR   City of Westminster Maryland,
                                         6.25%, 7/1/44                                              1,253,512
   1,000,000                     NR/NR   Maryland Health & Higher Educational
                                         Facilities Authority, 6.75%, 7/1/44                        1,068,790
                                                                                              ---------------
                                                                                              $     4,171,184
-------------------------------------------------------------------------------------------------------------
                                         Massachusetts -- 1.2%
   1,116,746                     NR/NR   Massachusetts Development Finance
                                         Agency, 11/15/56 (d)                                 $         4,947
   1,235,770                     NR/NR   Massachusetts Development Finance
                                         Agency, 6.25%, 11/15/26                                    1,097,166

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 17

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         Massachusetts -- (continued)
   2,224,798                     NR/NR   Massachusetts Development Finance
                                         Agency, 6.25%, 11/15/39                              $     1,809,228
   2,000,000                     NR/NR   Massachusetts Development Finance
                                         Agency, 6.75%, 10/15/37                                    2,078,620
     870,000                     NR/NR   Massachusetts Development Finance
                                         Agency, 7.625%, 10/15/37                                     970,015
   3,500,000                     NR/NR   Massachusetts Health & Educational
                                         Facilities Authority, 6.5%, 1/15/38 (c)                        9,205
                                                                                              ---------------
                                                                                              $     5,969,181
-------------------------------------------------------------------------------------------------------------
                                         Michigan -- 8.6%
   1,250,000                    NR/Ba1   Flint Hospital Building Authority,
                                         7.375%, 7/1/35                                       $     1,333,412
   5,485,000                   BBB-/NR   Flint International Academy,
                                         5.75%, 10/1/37                                             5,560,419
   4,460,000                     NR/NR   Michigan Public Educational Facilities
                                         Authority, 5.875%, 6/1/37                                  4,488,767
     260,000                     BB/NR   Michigan Public Educational Facilities
                                         Authority, 7.25%, 4/1/20                                     279,425
   2,020,000                     BB/NR   Michigan Public Educational Facilities
                                         Authority, 8.0%, 4/1/40                                    2,195,316
   3,175,000                     NR/NR   Michigan Strategic Fund, 7.25%, 1/1/39                     3,319,082
   4,000,000        6.62         NR/NR   Michigan Strategic Fund, Floating Rate
                                         Note, 11/1/41                                              4,170,840
   7,135,000        6.75          A/A2   Michigan Strategic Fund, Floating Rate
                                         Note, 3/1/40                                               7,544,192
  11,090,000                     B-/NR   Michigan Tobacco Settlement Finance
                                         Authority, 6.0%, 6/1/48                                    8,749,456
   5,050,000                     NR/B2   Michigan Tobacco Settlement Finance
                                         Authority, 6.875%, 6/1/42                                  4,700,035
                                                                                              ---------------
                                                                                              $    42,340,944
-------------------------------------------------------------------------------------------------------------
                                         Minnesota -- 1.3%
   4,500,000                     NR/NR   Bloomington Port Authority, 9.0%, 12/1/35            $     4,915,305
   1,500,000                     NR/NR   City of Brooklyn Park Minnesota,
                                         9.25%, 3/1/39                                              1,664,385
                                                                                              ---------------
                                                                                              $     6,579,690
-------------------------------------------------------------------------------------------------------------
                                         Missouri -- 1.8%
   5,920,000                     BB/NR   Community Memorial Hospital District,
                                         6.68%, 12/1/34                                       $     6,090,378
   2,500,000                     NR/NR   Kirkwood Industrial Development
                                         Authority, 8.25%, 5/15/45                                  2,866,975
     500,000                     NR/NR   St. Louis Industrial Development
                                         Authority, 7.2%, 12/15/28 (c)                                  6,250
   1,365,000                     NR/NR   St. Louis Industrial Development
                                         Authority, 7.25%, 12/15/35 (c)                                17,062
                                                                                              ---------------
                                                                                              $     8,980,665
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                          New Jersey -- 4.2%
   6,000,000                      NR/NR   New Jersey Economic Development
                                          Authority, 6.625%, 1/1/37                           $     6,106,740
   4,500,000                    BB+/Ba1   New Jersey Health Care Facilities
                                          Financing Authority, 6.25%, 7/1/35                        4,881,690
 12,885,000                       B-/B2   Tobacco Settlement Financing Corp.
                                          New Jersey, 5.0%, 6/1/41                                  9,708,848
                                                                                              ---------------
                                                                                              $    20,697,278
-------------------------------------------------------------------------------------------------------------
                                          New Mexico -- 0.9%
   5,115,000                      NR/NR   County of Otero New Mexico, 6.0%, 4/1/28            $     4,290,002
-------------------------------------------------------------------------------------------------------------
                                          New York -- 5.8%
      85,000                      BB/B1   New York City Industrial Development
                                          Agency, 5.25%, 12/1/32                              $        85,002
   5,000,000                    AA+/Aa2   New York City Water & Sewer System,
                                          5.0%, 6/15/47                                             5,535,650
   2,000,000                     BB/Ba2   Onondaga Civic Development Corp.,
                                          5.0%, 7/1/42                                              2,007,580
   1,000,000                     BB/Ba2   Onondaga Civic Development Corp.,
                                          5.125%, 7/1/31                                            1,043,180
   5,000,000                      NR/NR   Suffolk Tobacco Asset Securitization
                                          Corp., 6/1/44                                             4,689,200
   8,000,000                      NR/NR   The Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30 (c)                                3,360,160
 10,000,000                       NR/NR   The Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30 (c)                                4,200,200
   1,795,000                      NR/NR   The Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30 (c)                                  753,936
   8,230,000                      B-/NR   TSASC, Inc. New York, 5.125%, 6/1/42                      6,536,678
                                                                                              ---------------
                                                                                              $    28,211,586
-------------------------------------------------------------------------------------------------------------
                                          Ohio -- 3.5%
   4,000,000                      B-/B3   Buckeye Tobacco Settlement Financing
                                          Authority, 5.875%, 6/1/47                           $     3,185,160
   8,555,000                      B-/B3   Buckeye Tobacco Settlement Financing
                                          Authority, 6.0%, 6/1/42                                   6,801,139
   1,000,000                      B-/B3   Buckeye Tobacco Settlement Financing
                                          Authority, 6.5%, 6/1/47                                     855,030
   1,150,000                    BB+/Ba2   County of Muskingum Ohio, 5.0%, 2/15/33                   1,163,420
   5,000,000                    BB+/Ba2   County of Muskingum Ohio, 5.0%, 2/15/48                   4,915,850
                                                                                              ---------------
                                                                                              $    16,920,599
-------------------------------------------------------------------------------------------------------------
                                          Pennsylvania -- 6.6%
   2,005,000                      B-/NR   Pennsylvania Economic Development
                                          Financing Authority, 7.5%, 5/1/20                   $     2,343,424
   8,445,000                      B-/NR   Pennsylvania Economic Development
                                          Financing Authority, 8.0%, 5/1/29                        10,011,548
     500,000                      BB/NR   Philadelphia Authority for Industrial
                                          Development, 5.5%, 6/15/32                                  495,480

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 19

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         Pennsylvania -- (continued)
   5,200,000                     BB/NR   Philadelphia Authority for Industrial
                                         Development, 5.75%, 6/15/42                          $     5,142,592
   1,000,000                    BB-/NR   Philadelphia Authority for Industrial
                                         Development, 6.5%, 6/15/33 (144A)                          1,020,140
   1,500,000                     NR/NR   Philadelphia Authority for Industrial
                                         Development, 8.2%, 12/1/43                                 1,602,270
   1,180,000                   BB+/Ba2   Philadelphia Hospitals & Higher Education
                                         Facilities Authority, 5.625%, 7/1/36                       1,238,174
   6,000,000                   BB+/Ba2   Philadelphia Hospitals & Higher Education
                                         Facilities Authority, 5.625%, 7/1/42                       6,260,040
   4,000,000                     NR/NR   Pottsville Hospital Authority Pennsylvania,
                                         6.5%, 7/1/28                                               4,152,600
                                                                                              ---------------
                                                                                              $    32,266,268
-------------------------------------------------------------------------------------------------------------
                                         Puerto Rico -- 0.3%
  10,000,000                   AA+/Aa1   Puerto Rico Sales Tax Financing
                                         Corp., 8/1/54 (d)                                    $     1,350,700
-------------------------------------------------------------------------------------------------------------
                                         Rhode Island -- 0.3%
   2,065,000                     NR/NR   Central Falls Detention Facility Corp.,
                                         7.25%, 7/15/35                                       $     1,240,962
-------------------------------------------------------------------------------------------------------------
                                         Texas -- 12.6%
   5,500,000                     BB/NR   Arlington Higher Education Finance
                                         Corp., 7.125%, 3/1/44                                $     5,748,820
   2,000,000                      B/B2   City of Houston Texas Airport System
                                         Revenue, 5.0%, 7/1/29                                      2,044,180
     234,442                     NR/NR   Gulf Coast Industrial Development
                                         Authority, 7.0%, 12/1/36 (c)                                       2
     345,000                     NR/NR   HFDC of Central Texas, Inc.,
                                         6.375%, 11/15/19 (c)                                         126,781
   1,600,000                     NR/NR   HFDC of Central Texas, Inc.,
                                         7.75%, 11/15/29 (c)                                          587,968
   6,825,000                     NR/NR   HFDC of Central Texas, Inc.,
                                         7.75%, 11/15/44 (c)                                        2,508,051
   1,455,000                     BB/NR   Kinney County Public Facilities Corp.,
                                         7.0%, 11/1/25                                              1,290,018
  15,000,000                     NR/NR   Sanger Industrial Development Corp.,
                                         8.0%, 7/1/38                                              16,335,000
  10,000,000                   AAA/Aaa   State of Texas, 5.0%, 10/1/25                             12,474,600
   1,775,000                     BB/NR   Tarrant County Cultural Education
                                         Facilities Finance Corp., 8.0%, 11/15/28                   1,601,103
   2,250,000                     NR/NR   Tarrant County Cultural Education
                                         Facilities Finance Corp., 8.0%, 11/15/29                   2,184,300
     120,000                     NR/NR   Tarrant County Cultural Education
                                         Facilities Finance Corp., 8.0%, 11/15/34                     139,561

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         Texas -- (continued)
   5,000,000                     NR/NR   Tarrant County Cultural Education
                                         Facilities Finance Corp., 8.125%, 11/15/39           $     4,815,450
   6,350,000                     NR/NR   Tarrant County Cultural Education
                                         Facilities Finance Corp., 8.125%, 11/15/44                 7,368,222
   5,000,000                     NR/NR   Tarrant County Cultural Education
                                         Facilities Finance Corp., 8.25%, 11/15/44                  4,425,300
   1,000,000                     NR/NR   Texas Midwest Public Facility Corp.,
                                         10/1/30 (c) (d)                                              245,620
                                                                                              ---------------
                                                                                              $    61,894,976
-------------------------------------------------------------------------------------------------------------
                                         Utah -- 2.0%
   1,450,000                     NR/NR   Utah State Charter School Finance
                                         Authority, 7.25%, 5/15/21                            $     1,579,616
   1,985,000                     NR/NR   Utah State Charter School Finance
                                         Authority, 8.125%, 5/15/31                                 2,191,321
   5,145,000                     NR/NR   Utah State Charter School Finance
                                         Authority, 8.5%, 5/15/41                                   5,773,873
                                                                                              ---------------
                                                                                              $     9,544,810
-------------------------------------------------------------------------------------------------------------
                                         Virginia -- 1.3%
   9,750,000                     B-/B3   Tobacco Settlement Financing Corp.
                                         Virginia, 5.0%, 6/1/47                               $     6,564,968
-------------------------------------------------------------------------------------------------------------
                                         Washington -- 2.6%
   3,350,000                     NR/NR   Washington State Housing Finance
                                         Commission, 5.625%, 1/1/27                           $     3,351,541
   9,610,000                     NR/NR   Washington State Housing Finance
                                         Commission, 5.625%, 1/1/38                                 9,159,675
                                                                                              ---------------
                                                                                              $    12,511,216
-------------------------------------------------------------------------------------------------------------
                                         West Virginia -- 6.5%
  25,000,000                     NR/NR   City of Philippi West Virginia,
                                         7.75%, 10/1/44                                       $    25,026,998
   6,385,000                     NR/NR   West Virginia Hospital Finance Authority,
                                         9.125%, 10/1/41                                            6,793,257
                                                                                              ---------------
                                                                                              $    31,820,255
-------------------------------------------------------------------------------------------------------------
                                         Wisconsin -- 3.8%
   1,590,000                   BBB-/NR   Public Finance Authority, 5.625%, 7/1/44             $     1,631,547
   2,815,000                     NR/NR   Public Finance Authority, 6.2%, 10/1/42                    2,930,922
   5,057,500                     NR/NR   Public Finance Authority, 7.0%, 10/1/42                    4,929,899
   5,325,000                     NR/NR   Public Finance Authority, 8.25%, 6/1/46                    6,204,903
   3,100,000                     NR/NR   Public Finance Authority, 8.375%, 6/1/20                   3,109,548
                                                                                              ---------------
                                                                                              $    18,806,819
-------------------------------------------------------------------------------------------------------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $480,420,520)                                  $   475,724,118
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 21

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         MUNICIPAL COLLATERALIZED
                                         DEBT OBLIGATION -- 0.0%+
   1,175,000      0.00           NR/NR   Non-Profit Preferred Funding Trust I,
                                         Floating Rate Note, 9/15/37 (144A)                   $       132,951
-------------------------------------------------------------------------------------------------------------
                                         TOTAL MUNICIPAL COLLATERALIZED
                                         DEBT OBLIGATION
                                         (Cost $1,175,000)                                    $       132,951
-------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT IN
                                         SECURITIES -- 97.1%
                                         (Cost $481,595,520) (a) (e)                          $   475,857,069
-------------------------------------------------------------------------------------------------------------
                                         OTHER ASSETS & LIABILITIES -- 2.9%                   $    14,125,576
-------------------------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%                           $   489,982,645
=============================================================================================================

NR      Not rated by either S&P or Moody's.

+       Rounds to less than 0.01%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2014, the value of these securities amounted to $1,153,091 or 0.2% of total net assets.

(PIK)   Represents a pay-in-kind security.

(a) At August 31,2014, the net unrealized appreciation/depreciation on investments based on cost for federal income tax purposes of $481,300,909 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                              $ 27,638,177

          Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                               (33,082,017)
                                                                                    ------------
          Net unrealized depreciation                                               $ (5,443,840)
                                                                                    ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)     Security is in default and is non-income producing.

(d) Security issued with zero coupon. Income is earned through accretion of discount.

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

(e) The concentration of investments by type of obligation/market sector is as follows:

        Revenue Bonds:
        Health 30.2%
        Education                                                                 19.8%
        Special Revenues                                                          18.6%
        Pollution Control Revenue                                                 11.0%
        Various Revenues                                                           9.9%
        Transportation                                                             4.5%
        General Obligation                                                         2.6%
        Reserves                                                                   1.1%
        Water & Sewer                                                              1.1%
        Insured                                                                    0.8%
        Housing                                                                    0.4%
----------------------------------------------------------------------------------------
                                                                                 100.0%
========================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2014 aggregated $269,587,918 and $408,401,993, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's investments:

----------------------------------------------------------------------------------------
                                          Level 1   Level 2       Level 3   Total
----------------------------------------------------------------------------------------
Municipal Bonds                           $ --      $475,724,118  $ --      $475,724,118
Municipal Collateralized Debt Obligation    --           132,951    --           132,951
----------------------------------------------------------------------------------------
Total                                     $ --      $475,857,069  $ --      $475,857,069
========================================================================================

During the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 23

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities, at value (cost $481,595,520)          $475,857,069
  Cash                                                              12,581,140
  Receivables --
     Investment securities sold                                      3,655,741
     Fund shares sold                                                3,203,062
     Interest                                                        8,654,906
     Due from Pioneer Investment Management, Inc.                        2,677
  Other                                                                 32,173
--------------------------------------------------------------------------------
        Total assets                                              $503,986,768
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $ 10,534,385
     Fund shares repurchased                                         2,696,570
     Dividends                                                         551,552
  Due to affiliates                                                    105,531
  Trustee fees                                                           2,856
  Accrued expenses                                                     113,229
--------------------------------------------------------------------------------
        Total liabilities                                         $ 14,004,123
================================================================================
NET ASSETS:
  Paid-in capital                                                 $540,949,017
  Undistributed net investment income                                8,420,280
  Accumulated net realized loss on investments                     (53,648,201)
  Net unrealized depreciation on investments                        (5,738,451)
--------------------------------------------------------------------------------
        Total net assets                                          $489,982,645
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $240,330,903/33,044,450 shares)               $       7.27
  Class C (based on $149,452,825/20,543,341 shares)               $       7.28
  Class Y (based on $100,198,917/13,954,458 shares)               $       7.18
MAXIMUM OFFERING PRICE:
  Class A ($7.27 (divided by) 95.5%)                              $       7.61
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Statement of Operations

For the Year Ended 8/31/14

INVESTMENT INCOME:
  Interest                                              $34,425,527
--------------------------------------------------------------------------------
        Total investment income                                      $34,425,527
--------------------------------------------------------------------------------
EXPENSES:
  Management fees                                       $ 2,498,636
  Transfer agent fees
     Class A                                                 34,595
     Class C                                                 10,889
     Class Y                                                  2,616
  Distribution fees
     Class A                                                595,733
     Class C                                              1,640,385
  Shareholder communications expense                        278,599
  Administrative reimbursement                              166,849
  Custodian fees                                              9,517
  Registration fees                                         104,482
  Professional fees                                         137,190
  Printing expense                                           25,761
  Fees and expenses of nonaffiliated Trustees                15,982
  Interest expense                                          110,280
  Miscellaneous                                              85,771
--------------------------------------------------------------------------------
     Total expenses                                                  $ 5,717,285
--------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                            (2,677)
--------------------------------------------------------------------------------
     Net expenses                                                    $ 5,714,608
--------------------------------------------------------------------------------
           Net investment income                                     $28,710,919
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                   $ 2,409,680
--------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments               $ 3,527,217
--------------------------------------------------------------------------------
  Net gain on investments                                            $ 5,936,897
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               $34,647,816
================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 25

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                         Year Ended      Year Ended
                                                         8/31/14         8/31/13
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                    $  28,710,919   $   48,312,643
Net realized gain on investments                             2,409,680       15,135,141
Change in net unrealized appreciation (depreciation)
  on investments                                             3,527,217      (86,344,407)
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                $  34,647,816   $  (22,896,623)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.44 and $0.44 per share, respectively)  $ (14,679,335)  $  (19,349,016)
      Class C ($0.39 and $0.38 per share, respectively)     (8,896,752)     (12,640,678)
      Class Y ($0.45 and $0.45 per share, respectively)     (6,197,281)     (10,604,265)
----------------------------------------------------------------------------------------
         Total distributions to shareowners              $ (29,773,368)  $  (42,593,959)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 171,100,856   $  259,833,657
Reinvestment of distributions                               23,543,400       32,589,669
Cost of shares repurchased                                (274,646,597)    (476,972,507)
----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                         $ (80,002,341)  $ (184,549,181)
----------------------------------------------------------------------------------------
      Net decrease in net assets                         $ (75,127,893)  $ (250,039,763)
NET ASSETS:
Beginning of year                                          565,110,538      815,150,301
----------------------------------------------------------------------------------------
End of year                                              $ 489,982,645   $  565,110,538
----------------------------------------------------------------------------------------
Undistributed net investment income                      $   8,420,280   $    9,245,949
========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------
                                '14 Shares    '14 Amount       '13 Shares    '13 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                      13,364,645   $  95,629,792     14,993,517   $ 120,667,855
Reinvestment of distributions     1,762,944      12,632,777      1,982,918      15,747,383
Less shares repurchased         (16,892,168)   (120,665,382)   (29,176,427)   (231,678,201)
-------------------------------------------------------------------------------------------
      Net decrease               (1,764,579)  $ (12,402,813)   (12,199,992)  $ (95,262,963)
===========================================================================================
Class C
Shares sold                       3,088,934   $  22,128,792      5,733,047   $  46,286,122
Reinvestment of distributions       969,680       6,948,501      1,208,628       9,597,190
Less shares repurchased         (10,680,691)    (76,310,340)   (13,216,214)   (103,481,378)
-------------------------------------------------------------------------------------------
      Net decrease               (6,622,077)  $ (47,233,047)    (6,274,539)  $ (47,598,066)
===========================================================================================
Class Y
Shares sold                       7,547,136   $  53,342,272     11,686,311   $  92,879,680
Reinvestment of distributions       560,257       3,962,122        921,213       7,245,096
Less shares repurchased         (11,017,755)    (77,670,875)   (18,272,467)   (141,812,928)
-------------------------------------------------------------------------------------------
      Net decrease               (2,910,362)  $ (20,366,481)    (5,664,943)  $ (41,688,152)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                                   Year      Year        Year       Year       Year
                                                                   Ended     Ended       Ended      Ended      Ended
                                                                   8/31/14   8/31/13     8/31/12    8/31/11    8/31/10
------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   7.19   $   7.94    $   7.58   $   7.97   $   6.84
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.43   $   0.53    $   0.47   $   0.53   $   0.55
   Net realized and unrealized gain (loss) on investments             0.09      (0.84)       0.34      (0.40)      1.12
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.52   $  (0.31)   $   0.81   $   0.13   $   1.67
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.44)  $  (0.44)   $  (0.45)  $  (0.52)  $  (0.55)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.08   $  (0.75)   $   0.36   $  (0.39)  $   1.12
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.27   $   7.19    $   7.94   $   7.58   $   7.97
========================================================================================================================
Total return*                                                         7.52%     (4.26)%     11.24%      1.83%     25.15%
Ratio of net expenses to average net assets                           0.90%      0.88%       0.89%      0.88%      0.90%
Ratio of net investment income to average net assets                  5.97%      6.26%       6.25%      6.98%      7.08%
Portfolio turnover rate                                                 55%        17%         54%        65%        15%
Net assets, end of period (in thousands)                          $240,331   $250,163    $373,039   $378,883   $311,324
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     0.90%      0.88%       0.89%      0.88%      0.95%
   Net investment income                                              5.97%      6.26%       6.25%      6.98%      7.03%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

------------------------------------------------------------------------------------------------------------------------
                                                                  Year       Year        Year       Year       Year
                                                                  Ended      Ended       Ended      Ended      Ended
                                                                  8/31/14    8/31/13     8/31/12    8/31/11    8/31/10
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $   7.19   $   7.94    $   7.58   $   7.96   $   6.83
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.41   $   0.46    $   0.41   $   0.47   $   0.49
   Net realized and unrealized gain (loss) on investments             0.07      (0.83)       0.35      (0.39)      1.12
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.48   $  (0.37)   $   0.76   $   0.08   $   1.61
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.39)  $  (0.38)   $  (0.40)  $  (0.46)  $  (0.48)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.09   $  (0.75)   $   0.36   $  (0.38)  $   1.13
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.28   $   7.19    $   7.94   $   7.58   $   7.96
========================================================================================================================
Total return*                                                         6.85%     (4.98)%     10.42%      1.19%     24.11%
Ratio of net expenses to average net assets                           1.66%      1.63%       1.63%      1.63%      1.69%
Ratio of net investment income to average net assets                  5.23%      5.53%       5.50%      6.24%      6.31%
Portfolio turnover rate                                                 55%        17%         54%        65%        15%
Net assets, end of period (in thousands)                          $149,453   $195,290    $265,448   $244,848   $184,068
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 29

-----------------------------------------------------------------------------------------------------------------------
                                                                  Year       Year        Year       Year      Year
                                                                  Ended      Ended       Ended      Ended     Ended
                                                                  8/31/14    8/31/13     8/31/12    8/31/11   8/31/10
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   7.10   $   7.84    $   7.49   $   7.88   $  6.80
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.46   $   0.53    $   0.48   $   0.53   $  0.57
   Net realized and unrealized gain (loss) on investments             0.07      (0.82)       0.33      (0.39)     1.08
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.53   $  (0.29)   $   0.81   $   0.14   $  1.65
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.45)  $  (0.45)   $  (0.46)  $  (0.53)  $ (0.56)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.08   $  (0.74)   $   0.35   $  (0.39)  $  1.09
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.18   $   7.10    $   7.84   $   7.49   $  7.88
=======================================================================================================================
Total return*                                                         7.69%     (4.05)%     11.43%      2.02%    24.73%
Ratio of net expenses to average net assets                           0.71%      0.72%       0.67%      0.67%     0.67%
Ratio of net investment income to average net assets                  6.17%      6.40%       6.46%      7.21%     7.32%
Portfolio turnover rate                                                 55%        17%         54%        65%       15%
Net assets, end of period (in thousands)                          $100,199   $119,658    $176,664   $198,089   $77,757
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 31

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At August 31, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

     Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At August 31, 2014, the Fund reclassified $236,780 to increase undistributed net investment income, and $236,780 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. At August 31, 2014, the Fund was permitted to carry forward indefinitely $22,886,636 of short-term losses and $22,112,417 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2014, the Fund had a net capital loss carryforward of $8,649,148 of which the following amounts will expire between 2017 and 2018 if not utilized: $2,640,380 in 2017 and $6,008,768 in 2018. Since new losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     During the year ended August 31, 2014, a capital loss carryforward of $3,091,072 was utilized to offset net realized gains by the fund.

     The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

     ---------------------------------------------------------------------------
                                                       2014                 2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                          $28,444,745          $40,383,212
     Ordinary income                              1,328,623            2,210,747
     ---------------------------------------------------------------------------
        Total                                   $29,773,368          $42,593,959
     ===========================================================================

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 33

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2014:

     ---------------------------------------------------------------------------
                                                                          2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                             $   8,677,221
     Capital loss carryforward                                     (53,648,201)
     Dividend payable                                                 (551,552)
     Net unrealized depreciation                                    (5,443,840)
     ---------------------------------------------------------------------------
          Total                                                  $ (50,966,372)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $68,113 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,813 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 35

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 81,991
Class C                                                                   88,884
Class Y                                                                  107,724
--------------------------------------------------------------------------------
  Total                                                                 $278,599
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $49,781 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,937 in distribution fees payable to PFD at August 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2014, CDSCs in the amount of $44,474 were paid to PFD.

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. The average borrowings during the year ended August 31, 2014 was $2,546,301. For the year ended August 31, 2014, the Fund had no borrowings under the credit agreement.

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending August 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or

               Pioneer High Income Municipal Fund | Annual Report | 8/31/14   37
disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the
Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 2013, and the financial highlights for the years ended August 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

               Pioneer High Income Municipal Fund | Annual Report | 8/31/14   39

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 41

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2006.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2006.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 43

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2006. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2006. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2006. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

45 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

                           This page for your notes.

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 47

                           This page for your notes.

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 49

                           This page for your notes.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/14 51

                           This page for your notes.

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 21203-07-1014

                  Pioneer Long/Short
                  Global Bond Fund

--------------------------------------------------------------------------------
                  Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     LSGAX
                  Class C     LSGCX
                  Class Y     LSGYX

                    [LOGO] PIONEER
                           Investments (R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         30

Notes to Financial Statements                                                37

Report of Independent Registered Public Accounting Firm                      52

Trustees, Officers and Service Providers                                     54

                 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Global Bond Fund's performance for the abbreviated annual reporting period beginning with the Fund's inception on December 30, 2013, and ending August 31, 2014, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    Can you provide an overview of the Fund's approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on 3-month Treasury bills, on an annualized basis, with volatility lower than one would experience in the broad equity market. In pursuing this goal, we seek to have the Fund provide positive returns over most trailing 12-month periods and to minimize the extent of any negative returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to go up or down. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while speculating against other asset classes by taking short positions.

     The other part of the portfolio utilizes uncorrelated trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security, such that the performance of the pair is not dependent on the direction of the market. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

4 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

     Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period.

Q How did the Fund perform during the abbreviated annual reporting period from December 30, 2013, through August 31, 2014?

A Pioneer Long/Short Global Bond Fund's Class A shares returned 0.50% at net asset value during the period between December 30, 2013, and August 31, 2014. During the same period, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.03%.

Q Can you review the principal portfolio investment strategies you implemented during the Fund's abbreviated annual reporting period ended August 31, 2014? How did those strategies help or hinder the Fund's performance?

A We have implemented a number of strategies within the "uncorrelated" portion of the Fund's portfolio. The Currency Long/Short strategy has made a significant positive contribution to the Fund's benchmark-relative return during the first eight months of the Fund's existence. Specifically, the portfolio has been "long" the U.S. dollar while shorting the euro. That has worked out well as the dollar has strengthened versus other major currencies. The portfolio also implemented a number of curve trades in the Credit Long/Short strategy, where the Fund is long one part of an individual issuer's yield curve and short another, depending on our outlook for the issuer's curve to steepen or flatten. That strategy, too, has contributed to the Fund's relative returns since inception. We have also had pair trades within the strategy, utilizing two issuers within the same industry sector for whom we expect performance to diverge. The Fund also holds a variety of event-linked (catastrophe) bonds, which are designed to pay reasonable yields in exchange for insurance protection against major calamities such as hurricanes, floods and earthquakes. We like catastrophe bonds for their low correlation to any equity or fixed-income market risks. That position also contributed to the Fund's performance over the period.

     The Fund's Cross Asset Relative Value strategy was the leading detractor from performance during the period. Under the strategy, we seek to pair trades in order to take advantage of any distortions in relative valuation between asset classes: for instance, high-yield versus investment-grade corporates. The approach has experienced some challenges in the current environment of low volatility and narrow credit spreads, which are the differences in yield between various fixed-income securities with similar maturities. Our long/short trades related to equity and yield curve

                 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 5 exposures also modestly detracted from the Fund's performance. With regard to the latter exposure, we have been shorting a very specific point on the U.S. yield curve, as we do not believe the markets are prepared for the likely pace of the Federal Reserve's (the Fed's) policy tightening should the domestic economy return to above-trend growth.

     In the "directional" side of the portfolio, we have been wary of taking on long credit exposure given the spread tightening that has occurred. We have, however, held a portfolio position in euro-denominated bonds that are convertible into equity. That position gives the Fund exposure to any improvement in the European stock market over the next few years, along with downside protection. We have also taken positions in select U.S. convertible securities, in particular within the biotech/pharmaceutical area of the health care sector. More opportunistically, we have traded the portfolio in and out of high-yield issues in both the U.S. and Europe.

     The Fund has meaningful exposure to securitized credit markets, such as non-agency mortgages, where we see opportunities for the Fund to earn reasonable risk-adjusted returns with less sensitivity to the direction of the U.S. equity market. Because we seek to hedge out the accompanying interest-rate risk, we are isolating the cheapness of mortgage bonds. Another directional trade has been to take a long portfolio position in asset-sensitive financial companies, while extracting the equity beta from those positions using derivatives, along with a corresponding short position in large-cap industrial companies. (Beta is a statistical measurement of an investment's sensitivity to market movements in relation to an index.)

     On the short side of the directional portfolio, we took a position with respect to investment-grade debt in both Asia and Australia, which we viewed as being vulnerable to the credit slowdown in China. China is attempting to grow at a 7.5% rate while contracting credit and relying on a shadow banking system. We believed both the Asian and Australian credit markets were a prudent and efficient way to get the Fund some short exposure to a China policy error. We closed the trade during the period, with a modest negative impact on Fund performance.

Q What is your assessment of the current macroeconomic climate and the investment opportunities it may present?

A Overall, we expect global economic growth to continue to strengthen. In the U.S., we are looking for growth to move up into the range of historic long-term trends, supported by improvements in employment and the availability of credit. At the same time, we believe there will be disappointments along the way, and with the Fed no longer committed to stepping up its accommodative policies to backstop conditions, asset prices

6 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 will likely experience significant volatility. Another macroeconomic development we are examining is the lack of a clear definition when it comes to emerging versus developed markets. Many emerging economies are actually in a better position from the standpoint of debt and current-account flows, and we anticipate that performance trends in global bond markets will become increasingly country-specific.

     More broadly, we would not be surprised to see market volatility and performance dispersion increase as global central bank policies diverge and as the Fed's tightening transitions from tapering quantitative easing to eventually raising interest rates. We believe that scenario could create opportunities for an uncorrelated investment strategy such as the Fund's, and we will seek to identify trades that can help it to capitalize on these emerging themes.

Please refer to the Schedule of Investments on pages 16-29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The portfolio may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

                 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 7

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds, on which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Portfolio Summary | 8/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   34.3%
Collateralized Mortgage Obligations                                        26.5%
Convertible Corporate Bonds                                                 8.5%
Temporary Cash Investment                                                   6.2%
U.S. Common Stocks                                                          5.4%
Exchange Traded Fund                                                        4.6%
Senior Secured Loans                                                        4.5%
International Corporate Bonds                                               3.2%
Asset Backed Securities                                                     2.1%
Convertible Preferred Stocks                                                1.4%
U.S. Government Securities                                                  1.2%
U.S. Preferred Stocks                                                       1.1%
U.S. Corporate Bonds                                                        1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Dutch Treasury Certificate, 0.0%, 9/30/14                                   10.72%
----------------------------------------------------------------------------------------
 2.   Italy Buoni Ordinari del Tesoro BOT, 0.0%, 10/14/14                         10.29
----------------------------------------------------------------------------------------
 3.   Belgium Treasury Bill, 0.0%, 10/16/14                                        5.67
----------------------------------------------------------------------------------------
 4.   JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)   4.09
----------------------------------------------------------------------------------------
 5.   JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)   4.03
----------------------------------------------------------------------------------------
 6.   Belgium Treasury Bill, 0.0%, 9/18/14                                         3.99
----------------------------------------------------------------------------------------
 7.   Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                   3.82
----------------------------------------------------------------------------------------
 8.   France Treasury Bill BTF, 0.0%, 9/4/14                                       3.63
----------------------------------------------------------------------------------------
 9.   Sequoia Mortgage Trust 2012-3, Floating Rate Note, 7/25/42                   3.17
----------------------------------------------------------------------------------------
10.   Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                   3.02
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 9

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                          8/31/14                      12/30/13*
--------------------------------------------------------------------------------
            A                            $10.05                         $10.00
--------------------------------------------------------------------------------
            C                            $10.00                         $10.00
--------------------------------------------------------------------------------
            Y                            $10.07                         $10.00
--------------------------------------------------------------------------------

Distributions per Share: 12/30/13*-8/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term        Long-Term
          Class             Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
            A                $ --                  $ --             $ --
--------------------------------------------------------------------------------
            C                $ --                  $ --             $ --
--------------------------------------------------------------------------------
            Y                $ --                  $ --             $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-Month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

*     The Fund commenced operations on December 30, 2013.

10 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Global Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
               Net         Public     BofA ML
               Asset       Offering   3-Month
               Value       Price      U.S. Treasury
Period         (NAV)       (POP)      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)     0.50%       -4.01%     0.03%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
               Gross       Net
--------------------------------------------------------------------------------
               1.84%       1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Long/Short     BofA ML 3-month
                   Global Bond Fund       US Treasury Bill Index
12/31/2013         $ 9,550                $ 10,000
8/31/2014          $ 9,599                $ 10,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Long/Short Global Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                  BofA ML
                                  3-Month
               If       If        U.S. Treasury
Period         Held     Redeemed  Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)     0.00%    -1.00%    0.03%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.59%         2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Long/Short     BofA ML 3-month
                   Global Bond Fund       US Treasury Bill Index
12/31/2013         $ 10,000               $ 10,000
8/31/2014          $  9,900               $ 10,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Global Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                  BofA ML
                                  3-Month
               If       If        U.S. Treasury
Period         Held     Redeemed  Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)     0.70%    0.70%     0.03%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
               Gross    Net
--------------------------------------------------------------------------------
               1.59%    1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Long/Short     BofA ML 3-month
                   Global Bond Fund       US Treasury Bill Index
12/31/2013         $ 5,000,000            $ 5,000,000
8/31/2014          $ 5,035,000            $ 5,001,378

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Global Bond Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                     A             C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/14                                   $1,005.00    $1,001.00    $1,007.00
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.29    $   12.05    $    7.03
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.64%, 2.39%, and 1.39% for Class A, Class C and Class Y, respectively. These combined ratios were multiplied by the average account value over value over the period, and then multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Global Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/14                                   $1,016.94    $1,013.16    $1,018.20
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.34    $   12.13    $    7.07
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.64%, 2.39%, and 1.39% for Class A, Class C and Class Y, respectively. These combined ratios were multiplied by the average account value over value over the period, and then multiplied by 184/365 (to reflect the partial year period).

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 15

Schedule of Investments | 8/31/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE
                                              BONDS -- 8.1%
                                              MATERIALS -- 0.4%
                                              Diversified Metals & Mining -- 0.4%
        100,000                       BB/NR   Vedanta Resources Jersey, Ltd.,
                                              5.5%, 7/13/16                               $   102,000
                                                                                          -----------
                                              Total Materials                             $   102,000
-----------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.5%
                                              Trading Companies &
                                              Distributors -- 0.5%
EUR     100,000                       B+/NR   Kloeckner & Co. Financial Services
                                              SA, 2.5%, 12/22/17                          $   130,193
                                                                                          -----------
                                              Total Capital Goods                         $   130,193
-----------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 2.5%
                                              Biotechnology -- 2.5%
        449,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.875%,
                                              9/1/20 (144A)                               $   510,176
        120,000                       NR/NR   Emergent Biosolutions, Inc., 2.875%,
                                              1/15/21 (144A)                                  130,350
                                                                                          -----------
                                                                                          $   640,526
                                                                                          -----------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                             $   640,526
-----------------------------------------------------------------------------------------------------
                                              BANKS -- 0.6%
                                              Diversified Banks -- 0.6%
EUR     100,000                       NR/NR   Caja de Ahorros y Pensiones
                                              de Barcelona, 1.0%, 11/25/17                $   148,060
                                                                                          -----------
                                              Total Banks                                 $   148,060
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.8%
                                              Multi-Sector Holdings -- 1.8%
EUR     100,000                       NR/NR   GBL Verwaltung SA, 1.25%, 2/7/17            $   148,060
EUR     200,000                       NR/NR   Groupe Bruxelles Lambert SA,
                                              0.125%, 9/21/15                                 321,186
                                                                                          -----------
                                                                                          $   469,246
                                                                                          -----------
                                              Total Diversified Financials                $   469,246
-----------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 1.7%
                                              Internet Software & Services -- 0.6%
        130,000                       NR/NR   WebMD Health Corp., 1.5%,
                                              12/1/20 (144A)                              $   143,894
-----------------------------------------------------------------------------------------------------
                                              Systems Software -- 1.1%
        260,000                       NR/NR   ServiceNow, Inc., 0.0%,
                                              11/1/18 (144A) (c)                          $   282,588
                                                                                          -----------
                                              Total Software & Services                   $   426,482
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.6%
EUR     100,000                      B/Ba1    Parpublica -- Participacoes Publicas
                                              SGPS SA, 5.25%, 9/28/17                     $   150,096
                                                                                          -----------
                                              Total Government                            $   150,096
-----------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $2,025,042)                           $ 2,066,603
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                              PREFERRED STOCK -- 1.1%
                                              BANKS -- 1.1%
                                              Diversified Banks -- 1.1%
        320,000         1.19      BBB/Baa2    JPMorgan Chase Capital XXI, Floating
                                              Rate Note, 1/15/87                          $   276,800
-----------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCK
                                              (Cost $259,232)                             $   276,800
-----------------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED
                                              STOCK -- 0.9%
                                              DIVERSIFIED FINANCIALS -- 0.9%
                                              Other Diversified Financial
                                              Services -- 0.9%
            200                     BB+/Ba3   Bank of America Corp., 7.25%
                                              (Perpetual)                                 $   234,200
-----------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCK
                                              (Cost $229,386)                             $   234,200
-----------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 5.1%
                                              ENERGY -- 1.0%
                                              Oil & Gas Exploration &
                                              Production -- 1.0%
          3,250                               Devon Energy Corp.                          $   245,115
                                                                                          -----------
                                              Total Energy                                $   245,115
-----------------------------------------------------------------------------------------------------
                                              BANKS -- 1.7%
                                              Regional Banks -- 1.7%
          1,950                               BankUnited, Inc.                            $    61,522
          4,004                               First Republic Bank                             195,796
          6,579                               Zions Bancorporation                            191,712
                                                                                          -----------
                                                                                          $   449,030
                                                                                          -----------
                                              Total Banks                                 $   449,030
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 17

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.4%
                                              Asset Management & Custody
                                              Banks -- 2.4%
          7,358                               Ares Capital Corp.                          $   126,190
         10,000                               Fifth Street Finance Corp.                       98,300
          7,297                               Golub Capital BDC, Inc.                         129,084
          7,251                               TCP Capital Corp.                               127,835
          4,707                               Triangle Capital Corp.                          129,348
                                                                                          -----------
                                                                                          $   610,757
                                                                                          -----------
                                              Total Diversified Financials                $   610,757
-----------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $1,315,975)                           $ 1,304,902
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 2.0%
                                              BANKS -- 1.6%
                                              Thrifts & Mortgage Finance -- 1.6%
        118,041                       B+/B3   Accredited Mortgage Loan Trust 2003-3,
                                              5.21%, 1/25/34 (Step)                       $   114,831
        100,000                       NR/NR   CAM Mortgage Trust 2014-1, 5.5%,
                                              12/15/53 (Step) (144A)                          100,672
         45,580         1.46          B+/B2   First Franklin Mortgage Loan Trust
                                              2003-FFC, Floating Rate Note, 11/25/32           43,546
         44,657                      BBB/NR   Icon Brand Holdings LLC, 4.229%,
                                              1/25/43 (144A)                                   45,066
         38,234         3.16         A/Baa2   Irwin Whole Loan Home Equity Trust
                                              2003-C, Floating Rate Note, 6/25/28              38,301
         71,621         5.47           B/B1   New Century Home Equity Loan Trust,
                                              Floating Rate Note, 8/25/34                      73,908
                                                                                          -----------
                                                                                          $   416,324
                                                                                          -----------
                                              Total Banks                                 $   416,324
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.4%
                                              Other Diversified Financial
                                              Services -- 0.4%
         95,000                      BBB/NR   TAL Advantage V LLC, 4.1%, 2/22/39          $    96,084
                                                                                          -----------
                                              Total Diversified Financials                $    96,084
-----------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $511,050)                             $   512,408
-----------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 25.1%
                                              BANKS -- 25.1%
                                              Thrifts & Mortgage Finance -- 25.1%
         51,816         1.16         A/Baa1   Bayview Commercial Asset Trust, Floating
                                              Rate Note, 1/25/35 (144A)                   $    47,705

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
        100,000                       BB/NR   Bear Stearns Commercial Mortgage
                                              Securities Trust 2006-PWR14,
                                              5.273%, 12/11/38                            $   101,968
         21,901                     NR/Baa2   Citicorp Mortgage Securities REMIC
                                              Pass-Through Certificates Trust Series
                                              2005-3, 5.5%, 4/25/35                            22,021
        175,000         5.57         NR/Ba3   COBALT Commercial Mortgage Trust
                                              2007-C2, Floating Rate Note,
                                              4/15/47 (144A)                                  179,792
        175,000                       NR/B3   COMM 2006-C8 Mortgage Trust,
                                              5.377%, 12/10/46                                175,422
        175,000         3.26         BB-/NR   CSMC Trust 2014-SURF, Floating Rate
                                              Note, 2/15/29 (144A)                            175,448
        200,000                        B/B3   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-CIBC16,
                                              5.623%, 5/12/45                                 201,755
        100,000         3.05          BB/NR   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2013-FL3, Floating Rate
                                              Note, 4/17/28 (144A)                            100,044
        977,831         3.50         AAA/NR   JP Morgan Mortgage Trust 2014-1
                                              REMICS, Floating Rate Note,
                                              1/25/44 (144A)                                  986,678
        934,229         4.00         AAA/NR   JP Morgan Mortgage Trust 2014-1
                                              REMICS, Floating Rate Note,
                                              1/25/44 (144A)                                  971,453
        125,000         5.39          NR/B1   LB-UBS Commercial Mortgage Trust
                                              2005-C2, Floating Rate Note, 4/15/40            127,859
        150,000         5.28          BB/NR   LB-UBS Commercial Mortgage Trust
                                              2006-C1, Floating Rate Note, 2/15/41            153,479
         55,000         5.48         NR/Ba2   ML-CFC Commercial Mortgage Trust
                                              2006-3, Floating Rate Note, 7/12/46              56,303
          9,145         0.94        AAA/Aaa   Nomura Asset Acceptance Corp Alternative
                                              Loan Trust Series 2004-AR2, Floating
                                              Rate Note, 10/25/34                               9,126
        758,623         3.50         NR/Aaa   Sequoia Mortgage Trust 2012-3, Floating
                                              Rate Note, 7/25/42                              765,724
        747,867         3.00         NR/Aaa   Sequoia Mortgage Trust 2013-6, Floating
                                              Rate Note, 5/26/43                              729,170
        944,570         3.00         AAA/NR   Sequoia Mortgage Trust 2013-7, Floating
                                              Rate Note, 6/25/43                              920,956
        124,991         4.75          NR/NR   Volt LLC , Series 14-NPL1, Floating Rate
                                              Note, 10/27/53                                  124,642
        250,000         5.37         BB+/B2   Wachovia Bank Commercial Mortgage
                                              Trust Series 2005-C22, Floating Rate
                                              Note, 12/15/44                                  255,174

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 19

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
        100,000         6.15           B/B1   Wachovia Bank Commercial Mortgage
                                              Trust Series 2007-C34, Floating Rate
                                              Note, 5/15/46                               $   103,729
        200,000         3.66          BB/NR   Wells Fargo Commercial Mortgage
                                              Trust 2014-TISH, Floating Rate Note,
                                              1/15/27 (144A)                                  199,748
                                                                                          -----------
                                                                                          $ 6,408,196
                                                                                          -----------
                                              Total Banks                                 $ 6,408,196
-----------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              MORTGAGE OBLIGATIONS
                                              (Cost $6,262,404)                           $ 6,408,196
-----------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 4.0%
                                              INSURANCE -- 4.0%
                                              Reinsurance -- 4.0%
        250,000         6.89          NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                              4/7/17 (Cat Bond) (144A)                    $   261,050
        250,000         4.52         BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                              Note, 4/30/18 (Cat Bond) (144A)                 250,150
        250,000         8.50         NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                        258,950
        250,000         4.53         BB+/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                    256,575
                                                                                          -----------
                                                                                          $ 1,026,725
                                                                                          -----------
                                              Total Insurance                             $ 1,026,725
-----------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $1,024,848)                           $ 1,026,725
-----------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATION -- 1.2%
        300,000                       NR/NR   U.S. Treasury Bills, 0.0%, 9/18/14 (c)(d)   $   299,998
-----------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND
                                              AGENCY OBLIGATION
                                              (Cost $299,998)                             $   299,998
-----------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT
                                              BONDS -- 32.5%
EUR   1,041,282                       NR/NR   Belgium Treasury Bill, 0.0%, 10/16/14 (c)   $ 1,368,014
EUR     733,588                      AA/Aa3   Belgium Treasury Bill, 0.0%, 9/18/14 (c)        963,751
EUR   1,970,000                     AA+/Aaa   Dutch Treasury Certificate, 0.0%,
                                              9/30/14 (c)                                   2,588,166
EUR     666,639                       NR/NR   France Treasury Bill BTF, 0.0%, 9/4/14 (c)      875,797
EUR   1,890,000                       NR/NR   Italy Buoni Ordinari del Tesoro BOT,
                                              0.0%, 10/14/14 (c)                          $ 2,482,814
                                                                                          -----------
                                                                                          $ 8,278,542
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $8,372,333)                           $ 8,278,542
-----------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                              INTERESTS -- 4.3%**
                                              ENERGY -- 1.0%
                                              Oil & Gas Equipment & Services -- 0.2%
         49,750         5.75          B+/B3   FR Dixie Acquisition Corp., Term Loan,
                                              1/23/21                                     $    49,962
-----------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 0.4%
         99,500         4.00        BB-/Ba3   Seadrill Operating LP Initial Term
                                                                   ,
                                              Loan, 2/14/21                               $    98,090
-----------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 0.4%
         99,499         3.88        BB-/Ba2   Fieldwood Energy LLC, Closing Date
                                              Loan, 9/25/18                               $    99,574
                                                                                          -----------
                                              Total Energy                                $   247,626
-----------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.6%
                                              Commodity Chemicals -- 0.1%
         29,850         5.00          B+/B2   Nexeo Solutions LLC, Term Loan B3,
                                              9/9/17                                      $    29,850
-----------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.2%
         49,743         5.00          B+/B3   Univar, Term B Loan, 2/14/17                $    49,872
-----------------------------------------------------------------------------------------------------
                                              Steel -- 0.1%
         35,000         4.50           B/B3   Atkore International, Inc., Term Loan
                                              (First Lien), 3/27/21                       $    34,847
-----------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.2%
         49,750         5.25           B/B1   Coveris Holdings SA, USD Term
                                              Loan, 4/14/19                               $    50,330
                                                                                          -----------
                                              Total Materials                             $   164,899
-----------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.4%
                                              Aerospace & Defense -- 0.4%
         39,180         6.25         B+/Ba3   DynCorp International, Inc., Term
                                              Loan, 7/7/16                                $    39,190
         49,747         5.25           B/B2   Sequa Corp., Initial Term Loan, 6/19/17          48,768
         24,500         3.25        BB-/Ba3   Wesco Aircraft Hardare Corp., Tranche B
                                              Term Loan (First Lien), 2/24/21                  24,286
                                                                                          -----------
                                                                                          $   112,244
                                                                                          -----------
                                              Total Capital Goods                         $   112,244
-----------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.4%
                                              Trucking -- 0.4%
         50,000         5.50           B/B1   Aegis Toxicology Corp., Tranche B Term
                                              Loan (First Lien), 2/20/21                  $    50,500

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 21

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Trucking -- (continued)
         49,750         8.00       CCC+/Ba3   YRC Worldwide, Inc., Initial Term
                                              Loan, 2/12/19                               $    50,496
                                                                                          -----------
                                                                                          $   100,996
                                                                                          -----------
                                              Total Transportation                        $   100,996
-----------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.2%
                                              Broadcasting -- 0.1%
         23,485         3.00        BB+/Ba1   CBS Outdoor Americas Capital llc,
                                              Tranche B Term Loan (First Lien), 1/15/21   $    23,326
-----------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.1%
         24,844         6.50         CCC/B2   Deluxe Entertainment Services Group.,
                                              Inc., Tranche B Term Loan (First Lien),
                                              2/26/20                                     $    21,800
                                                                                          -----------
                                              Total Media                                 $    45,126
-----------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.1%
                                              Automotive Retail -- 0.1%
         30,000         4.00         BB-/B1   CS Intermediate Holdco 2 LLC, Term
                                              Loan, 3/28/21                               $    29,906
                                                                                          -----------
                                              Total Retailing                             $    29,906
-----------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                                              Agricultural Products -- 0.3%
         74,623         4.50           B/B1   Arysta Lifescience SPC LLC, Initial Term
                                              Loan (First Lien), 5/29/20                  $    74,726
                                                                                          -----------
                                              Total Food, Beverage & Tobacco              $    74,726
-----------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL
                                              PRODUCTS -- 0.4%
                                              Personal Products -- 0.4%
         75,000         7.75      CCC+/Caa2   Atrium Innovations, Inc., Tranche B Term
                                              Loan (Second Lien), 7/29/21                 $    74,484
         36,815         4.00           B/B2   Party City Holdings, Inc., 2014
                                              Replacement Term Loan, 7/27/19                   36,484
                                                                                          -----------
                                                                                          $   110,968
                                                                                          -----------
                                              Total Household & Personal Products         $   110,968
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.4%
                                              Other Diversified Financial
                                              Services -- 0.2%
         34,913         4.50          B+/B1   Nord Anglia Education Finance LLC, Initial
                                              Term Loan 3/21/21                           $    34,993
         24,938         5.00           B/B1   SBP Holdings, Ltd., Term Loan (First
                                              Lien), 3/24/21                                   25,083
                                                                                          -----------
                                                                                          $    60,076
-----------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.2%
         34,913         4.00         B+/Ba3   Transunion LLC, 2014 Term Loan 3/21/21      $    34,834
                                                                                          -----------
                                              Total Diversified Financials                $    94,910
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.1%
                                              Systems Software -- 0.1%
         36,908         5.50          B+/B1   SafeNet, Inc., Tranche B Term Loan,
                                              2/28/20                                     $    37,000
                                                                                          -----------
                                              Total Software & Services                   $    37,000
-----------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS &
                                              SEMICONDUCTOR EQUIPMENT -- 0.2%
                                              Semiconductor Equipment -- 0.2%
         40,000         3.50        BB+/Ba3   Emtegris, Inc., Term Loan B, 3/25/21        $    39,717
                                                                                          -----------
                                              Total Semiconductors &
                                              Semiconductor Equipment                     $    39,717
-----------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.2%
                                              Electric Utilities -- 0.2%
         46,873         4.75         B+/Ba3   Atlantic Power LP Term Loan, 2/20/21
                                                               ,                          $    47,166
                                                                                          -----------
                                              Total Utilities                             $    47,166
-----------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $1,106,043)                           $ 1,105,284
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                              EXCHANGE TRADED FUNDS -- 4.4%
         11,921                               iShares European Property Yield UCITS ETF   $   484,715
         16,217                               SPDR S&P Regional Banking ETF                   631,652
                                                                                          -----------
                                                                                          $ 1,116,367
-----------------------------------------------------------------------------------------------------
                                              TOTAL EXCHANGE TRADED FUNDS
                                              (Cost $1,133,927)                           $ 1,116,367
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH
                                              INVESTMENT -- 5.9%
                                              Repurchase Agreement -- 5.9%
      1,500,000                               RBC Securities, Inc., 0.05%, dated
                                              8/29/14, repurchase price of
                                              $1,500,000 plus accrued interest on
                                              9/2/14 collateralized by the following:
                                              $176,623 Freddie Mac Giant, 3.5-4.0%,
                                              9/1/42-3/1/44
                                              $1,001 Federal National Mortgage
                                              Association (ARM), 2.671%, 7/1/44
                                              $597,983 Federal National Mortgage
                                              Association, 3.5-4.0%, 3/1/26-8/1/42
                                              $754,393 Government National
                                              Mortgage Association, 3.0%, 7/20/42         $ 1,500,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 23

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                                Value
-----------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENT
                                              (Cost $1,500,000)                           $ 1,500,000
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                              PURCHASED CREDIT DEFAULT
                                              SWAPTION -- 0.0%+
      1,250,000                               MARKIT CME North America High Yield
                                              Index 22.V1 Fixed, 9/17/14, 106%
                                              (SWP 4/11/14 Right to pay fixed)            $     3,016
-----------------------------------------------------------------------------------------------------
                                              TOTAL PURCHASED SWAPTION
                                              (Premiums paid $34,125)                     $     3,016
-----------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 94.6%
                                              (Cost $24,074,363) (a)                      $24,133,041
-----------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 5.4%          $ 1,364,844
-----------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                  $25,497,885
=====================================================================================================

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(Perpetual) Security with no stated maturity date.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

REMICS      Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2014, the value of these securities amounted to $4,900,339 or 19.2% of total net assets.

(a) At August 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $24,077,438 was as follows:

               Aggregate gross unrealized appreciation for all investments in which there
                  is an excess of value over tax cost                                        $ 248,174

               Aggregate gross unrealized depreciation for all investments in which there
                  is an excess of tax cost over value                                        (192,571)
                                                                                             --------
               Net unrealized appreciation                                                   $ 55,603
                                                                                             ========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) All or a portion of this security has been pledged in connection with open futures and swap contracts.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR   Euro

Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2014 aggregated $19,917,160 and $5,359,400, respectively.

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                                                                 Premiums        Unrealized
Notional                           Obligation                       Expiration   Paid          Appreciation
Principal ($)     Counterparty     Entity/Index            Coupon   Date         (Received)  (Depreciation)
------------------------------------------------------------------------------------------------------------
      (250,000)   Citibank NA      Caesars                 5.00%    12/20/16     $ 126,299   $ 32,346
                                   Entertainment
                                   Operating Co.
      (765,000)   Citibank NA      Markit CDX North        5.00%    12/20/18      (151,470)     2,542
                                   America High
                                   Yield Index
      (600,000)   Citibank NA      Devon Energy Corp.      1.00%    9/20/19        (16,180)     1,299
      (250,000)   Citibank NA      JPMorgan Chase          1.00%    9/20/19         (6,163)       137
                                   & Co.
       (32,000)   Citibank NA      Russian Federation      1.00%    9/20/19          1,266        972
      (780,000)   J.P. Morgan      Markit CDX North        1.00%    6/20/19        (15,901)    (1,281)
                  Securities LLC   America Investment
                                   Grade Index
EUR (1,375,000)   J.P. Morgan      Markit iTraxx Europe    5.00%    6/20/19       (200,148)   (22,320)
                  Securities LLC   Crossover Index
EUR (2,600,000)   J.P. Morgan      Markit iTraxx Europe    1.00%    6/20/19        (45,676)   (24,691)
                  Securities LLC   Senior Financial Index
      (125,000)   JP Morgan        Bank of America Corp.   1.00%    9/20/19         (2,315)       (82)
                  Chase
                  Bank NA
EUR   (375,000)   JP Morgan        Glencore Finance        1.00%    9/20/19         10,799     (9,652)
                  Chase            Europe SA
                  Bank NA
      (125,000)   JP Morgan        Pulte Homes, Inc.       5.00%    9/20/19        (20,760)      (716)
                  Chase
                  Bank NA
      (125,000)   JP Morgan        Standard Pacific        5.00%    9/20/19        (17,672)      (897)
                  Chase            Corp.
                  Bank NA
      (250,000)   Morgan           Radioshack Corp.        5.00%    6/20/17        123,750     14,749
                  Stanley & Co.
                  International Plc
      (125,000)   Morgan           D.R. Horton, Inc.       1.00%    9/20/19          3,852       (178)
                  Stanley & Co.
                  International Plc
      (125,000)   Morgan           Lennar Corp.            5.00%    9/20/19        (18,845)       131
                  Stanley & Co.
                  International Plc
------------------------------------------------------------------------------------------------------------
                                                                                 $(229,164)  $ (7,641)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 25

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                                                                 Premiums        Unrealized
Notional                        Obligation               Credit     Expiration   Paid          Appreciation
Principal ($)(1)  Counterparty  Entity/Index     Coupon  Rating(2)  Date         (Received)  (Depreciation)
------------------------------------------------------------------------------------------------------------
       125,000    Citibank NA   Radioshack Corp. 5.00%   C          9/20/14      $  (5,937)  $ (7,676)
       250,000    Citibank NA   Clear Channel    5.00%   CCC-       12/20/14           564      2,896
                                Communications,
                                Inc.
       125,000    Citibank NA   Government of    5.00%   CCC        12/20/14       (15,400)    12,865
                                Ukraine
       125,000    Citibank NA   JC Penny Corp.,  5.00%   CCC-       12/20/14        (2,500)     5,368
                                Inc.
       250,000    Citibank NA   Markit CDX North 5.00%   NA(3)      12/20/14        (7,695)     9,800
                                America
                                Investment Grade
                                Index
       125,000    Citibank NA   Radioshack Corp. 5.00%   C          12/20/14       (10,000)   (28,732)
       250,000    Citibank NA   Toys R Us, Inc.  5.00%   CCC        12/20/14        (5,000)     6,660
       250,000    Citibank NA   MBIA, Inc.       5.00%   NA         3/20/15           (625)     2,160
       250,000    Citibank NA   Sears Roebuck    5.00%   CCC+       3/20/15        (16,250)    10,186
                                Acceptance Corp.
       250,000    Citibank NA   Travelport LLC   5.00%   NR         3/20/15             --      3,769
       250,000    Citibank NA   Caesars          5.00%   C          6/20/15        (27,500)   (86,651)
                                Entertainment
                                Operating Co.
EUR    375,000    Citibank NA   Markit iTraxx    5.00%   NA(3)      6/20/15         (5,154)    14,165
                                Europe Index
EUR 1,250,000     Citibank NA   Markit iTraxx    1.00%   NA(3)      6/20/19       (108,271)    12,633
                                Europe Index
EUR    125,000    Citibank NA   Abengoa SA       5.00%   B          9/20/19         (1,387)     6,987
EUR    250,000    Citibank NA   Alcatel Lucent   5.00%   B          9/20/19         21,476      9,620
EUR    250,000    Citibank NA   Altice Finco SA  5.00%   B-         9/20/19         23,185        611
EUR    250,000    Citibank NA   Ardagh Packaging 5.00%   CCC+       9/20/19          4,242     15,202
                                Finance plc
EUR    250,000    Citibank NA   Astaldi SpA      5.00%   B+         9/20/19          7,126     10,912
       260,000    Citibank NA   Hertz Corp.      5.00%   B          9/20/19         31,592      1,013
EUR    250,000    Citibank NA   Ineos Group      5.00%   B-         9/20/19         19,650     (1,158)
                                Holdings SA
       260,000    Citibank NA   MGIC Investment  5.00%   B          9/20/19         31,724        606
                                Corp.
       260,000    Citibank NA   Radian Group,    5.00%   B-         9/20/19         27,138      4,138
                                Inc.
EUR    250,000    Citibank NA   Stena AB         5.00%   BB         9/20/19         22,699      4,272
EUR    250,000    Citibank NA   Unilabs          5.00%   B          9/20/19        (13,620)    (3,330)
                                SubHolding AB
EUR    125,000    Citibank NA   Unilabs          5.00%   B          9/20/19        (13,411)     4,936
                                SubHolding AB

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

------------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                 Premiums    Unrealized
Notional                        Obligation                Credit    Expiration   Paid        Appreciation
Principal ($)(1)  Counterparty  Entity/Index      Coupon  Rating(2) Date         (Received)  (Depreciation)
------------------------------------------------------------------------------------------------------------
EUR    250,000    Citibank NA   Wind Acquistion   5.00%   NR        9/20/19      $  23,844   $ 10,122
                                Finance SA
EUR    250,000    JP Morgan     Norske            5.00%   CCC       3/20/15        (20,417)    18,527
                  Chase Bank    Skogindustrier
                  NA            ASA
EUR    250,000    JP Morgan     Abengoa SA        5.00%   B         9/20/19         16,961     (5,758)
                  Chase Bank
                  NA
EUR    375,000    JP Morgan     ArcelorMittal SA  1.00%   BB+       9/20/19        (34,183)     6,409
                  Chase Bank
                  NA
EUR    240,000    JP Morgan     Vougeot Bidco plc 5.00%   B         9/20/19         25,771     (2,362)
                  Chase Bank
                  NA
       250,000    Morgan        Forest Oil Corp.  5.00%   CCC       3/20/15         (3,750)     5,531
                  Stanley & Co.
                  International
                  plc
       125,000    Morgan        Sears Roebuck     5.00%   CCC+      3/20/15         (5,625)     2,593
                  Stanley & Co. Acceptance Corp.
                  International
                  plc
------------------------------------------------------------------------------------------------------------
                                                                                 $ (40,753)  $ 46,314
============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer.

(3) Payment is based on a percentage of the index. Referenced indices are comprised of a number of individual issuers.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

        EUR   Euro

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 27

INTEREST RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                    Annual                   Unrealized
Notional                            Pay /         Floating          Fixed        Expiration  Appreciation
Principal ($)     Counterparty      Receive       Rate              Rate         Date        (Depreciation)
------------------------------------------------------------------------------------------------------------
     1,661,212    J.P. Morgan       Receive       Russian Ruble     1.801%       7/18/19     $ (8,393)
                  Securities LLC                  3 Month
     5,292,463    J.P. Morgan       Receive       Russian Ruble     1.819%       7/24/19      (28,936)
                  Securities LLC                  3 Month
       920,860    J.P. Morgan       Receive       Russian Ruble     1.819%       8/7/19        (4,088)
                  Securities LLC                  3 Month
      1,664,87    J.P. Morgan       Receive       Russian Ruble     2.660%       8/7/24       (28,513)
                  Securities LLC                  3 Month
EUR  1,005,016    J.P. Morgan       Receive       EURIBOR           1.089%       9/2/24           130
                  Securities LLC                  6 Month
------------------------------------------------------------------------------------------------------------
                                                                                             $(69,800)
============================================================================================================

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

        EUR   Euro

CREDIT DEFAULT SWAPTION SOLD

----------------------------------------------------------------------------------------------------
Notional                                                                         Expiration
Principal ($)     Description                     Counterparty      Coupon       Date        Value
----------------------------------------------------------------------------------------------------
    (2,500,000)   Markit CDX North America        Citibank NA       103          9/17/14     $(707)
                  High Yield Index
----------------------------------------------------------------------------------------------------
                  (Premiums Received $38,750)                                                $(707)
====================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                                      Level 1        Level 2       Level 3       Total
---------------------------------------------------------------------------------------------
Convertible Corporate Bonds           $         --   $ 2,066,603   $         --  $ 2,066,603
Preferred Stocks                                --       276,800             --      276,800
Convertible Preferred Stocks               234,200            --             --      234,200
Common Stocks                            1,304,902            --             --    1,304,902
Asset Backed Securities                         --       512,408             --      512,408
Collateralized Mortgage Obligations             --     6,408,196             --    6,408,196
Corporate Bonds                                 --     1,026,725             --    1,026,725
U.S. Government and
   Agency Obligations                           --       299,998             --      299,998
Foreign Government Bonds                        --     8,278,542             --    8,278,542
Senior Floating Rate Loan Interests             --     1,105,284             --    1,105,284
Exchange Traded Funds                    1,116,367            --             --    1,116,367
Temporary Cash Investments                      --     1,500,000             --    1,500,000
Purchased Swaption                              --         3,016             --        3,016
---------------------------------------------------------------------------------------------
Total                                 $  2,655,469   $21,477,572   $         --  $24,133,041
=============================================================================================
Other Financial Instruments
Unrealized Appreciation on
  Credit Default Swaps                $         --   $    38,673   $         --  $    38,673
Unrealized Appreciation on
  Interest Rate Swaps                           --       (69,800)            --      (69,800)
Unrealized Appreciation on
  Written Swaptions                             --        38,043             --       38,043
Unrealized Depreciation on
  Futures Contracts                        (52,564)           --             --      (52,564)
Unrealized Appreciation on
  forward foreign currency contracts            --       523,188             --      523,188
---------------------------------------------------------------------------------------------
Total Other Financial Instruments     $    (52,564)  $   530,104   $         --  $   477,540
=============================================================================================

Transfers are calculated based on beginning period values. During the period ended August 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 29

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities, at value (cost $24,074,363)                  $24,133,041
  Futures collateral                                                         355,725
  Swap collateral                                                            560,723
  Foreign currencies, at value (cost $5,374,228)                           5,145,592
  Receivables --
     Investment securities sold                                              122,212
     Dividends                                                                 7,450
     Interest                                                                 55,581
     Due from Pioneer Investment Management, Inc.                             47,428
  Net unrealized appreciation on forward foreign currency contracts          523,188
  Other assets                                                               323,402
------------------------------------------------------------------------------------
        Total assets                                                     $31,274,342
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 5,070,982
     Trustee fees                                                              1,060
     Futures payable                                                             344
     Variation margin                                                          1,414
  Due to custodian                                                           245,617
  Net unrealized depreciation on swap contracts                               31,127
  Net unrealized depreciation on futures contracts                            52,564
  Written swaptions (premiums received $38,750)                                  707
  Credit default swaps, net premiums received                                269,917
  Due to affiliates                                                           25,332
  Accrued expenses                                                            77,393
------------------------------------------------------------------------------------
        Total liabilities                                                $ 5,776,457
====================================================================================
NET ASSETS:
  Paid-in capital                                                        $25,367,795
  Accumulated net investment loss                                            (15,210)
  Accumulated net realized loss on investments, foreign currency
     transactions, futures and swap contracts                               (384,289)
  Net unrealized appreciation on investments                                  58,678
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          516,559
  Net unrealized appreciation on written swaptions                            38,043
  Net unrealized depreciation on futures contracts                           (52,564)
  Net unrealized depreciation on swap contracts                              (31,127)
------------------------------------------------------------------------------------
        Total net assets                                                 $25,497,885
====================================================================================
NET ASSET VALUE PER SHARE: (a)
(No par value, unlimited number of shares authorized)
  Class A (based on $8,604,217/855,959 shares)                           $     10.05
  Class C (based on $8,399,309/839,743 shares)                           $     10.00
  Class Y (based on $8,494,359/843,613 shares)                           $     10.07
MAXIMUM OFFERING PRICE:
   Class A ($10.05/95.5%)                                                $     10.52
====================================================================================

(a) The Fund commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Statement of Operations

For the Period from 12/30/13 (Commencement of Operations) to 8/31/14

INVESTMENT INCOME:
  Interest                                                     $  175,905
  Dividends                                                        39,227
--------------------------------------------------------------------------------------
        Total investment income                                             $  215,132
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $  177,075
  Distribution fees
     Class A                                                       14,144
     Class C                                                       55,861
  Transfer Agent fees
     Class A                                                          232
     Class C                                                          137
     Class Y                                                          101
  Shareholder communications expense                                  262
  Administrative reimbursement                                     14,010
  Custodian fees                                                   36,653
  Registration fees                                                40,070
  Professional fees                                                99,411
  Printing expense                                                 30,296
  Fees and expenses of nonaffiliated Trustees                       4,352
  Pricing fees                                                      9,638
  Miscellaneous                                                     6,983
--------------------------------------------------------------------------------------
     Total expenses                                                         $  489,225
--------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                (199,985)
--------------------------------------------------------------------------------------
     Net expenses                                                           $  289,240
--------------------------------------------------------------------------------------
        Net investment loss                                                 $  (74,108)
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN SWAPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                               $ (257,873)
     Futures contracts                                           (187,785)
     Swap contracts                                               (16,824)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         111,146   $ (351,336)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                               $   58,678
     Futures contracts                                            (52,564)
     Swap contracts                                               (31,127)
     Written swaptions                                             38,043
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         516,559   $  529,589
--------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, swap contracts,
        written swaptions and foreign currency transactions                 $  178,253
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $  104,145
======================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 31

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                                            12/31/13 (a)
                                                                            to 8/31/14
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                         $    (74,108)
Net realized gain (loss) on investments, futures contracts, swap contracts
  and foreign currency transactions                                             (351,336)
Change in net unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written swaptions and foreign
     currency transactions                                                       529,589
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $    104,145
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)
Net proceeds from sale of shares                                            $ 25,393,752
Reinvestment of distributions                                                         --
Cost of shares repurchased                                                           (12)
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                             $ 25,393,740
-----------------------------------------------------------------------------------------
     Net increase in net assets                                             $ 25,497,885
NET ASSETS:
Beginning of period                                                         $         --
-----------------------------------------------------------------------------------------
End of period                                                               $ 25,497,885
-----------------------------------------------------------------------------------------
Net investment loss                                                         $    (15,210)
=========================================================================================

(a) Class A, Class C and Class Y shares were first publicly offered on December 31, 2013.

(b) At August 31, 2014, PIM owned 98.0% of the value of the outstanding shares of Pioneer Long/Short Global Bond Fund.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------
                                                '14 Shares         '14 Amount
--------------------------------------------------------------------------------
Class A*
Shares sold                                     855,960            $8,559,806
Reinvestment of distributions                        --                    --
Less shares repurchased                              (1)                  (12)
--------------------------------------------------------------------------------
      Net increase                              855,959            $8,559,794
================================================================================
Class C*
Shares sold                                     839,743            $8,397,613
Reinvestment of distributions                        --                    --
Less shares repurchased                              --                    --
--------------------------------------------------------------------------------
      Net increase                              839,743            $8,397,613
================================================================================
Class Y*
Shares sold                                     843,613            $8,436,333
Reinvestment of distributions                        --                    --
Less shares repurchased                              --                    --
--------------------------------------------------------------------------------
      Net increase                              843,613            $8,436,333
================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 33

Financial Highlights

--------------------------------------------------------------------------------
                                                                 12/30/13
                                                                 to 8/31/14
--------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $ 10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                            $ (0.02)
  Net realized and unrealized gain on investments                   0.07
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $  0.05
--------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.05
================================================================================
Total return*                                                       0.50%***
Ratio of net expenses to average net assets                         1.55%**
Ratio of net investment loss to average net assets                 (0.27)%**
Portfolio turnover rate                                               65%**
Net assets, end of period (in thousands)                         $ 8,604
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                    2.74%**
  Net investment loss                                              (1.46)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------
                                                                  12/30/13
                                                                  to 8/31/14
--------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                             $ (0.07)
  Net realized and unrealized gain on investments                    0.07
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.00
--------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.00
================================================================================
Total return*                                                        0.00%***
Ratio of net expenses to average net assets                          2.30%**
Ratio of net investment loss to average net assets                  (1.03)%**
Portfolio turnover rate                                                65%**
Net assets, end of period (in thousands)                          $ 8,399
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                     3.48%**
  Net investment loss                                               (2.21)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 35

--------------------------------------------------------------------------------
                                                                 12/30/13
                                                                 to 8/31/14
--------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                            $ (0.00)(a)
  Net realized and unrealized gain on investments                   0.07
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $  0.07
--------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.07
================================================================================
Total return*                                                       0.70%***
Ratio of net expenses to average net assets                         1.30%**
Ratio of net investment income to average net assets               (0.02)%**
Portfolio turnover rate                                               65%**
Net assets, end of period (in thousands)                         $ 8,494
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                    2.48%**
  Net investment loss                                              (1.20)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

*** Not Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer Long/Short Global Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 31, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 37

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

38 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At August 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 39

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2014 was $355,725. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves to varying degrees, element of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the period ended August 31, 2014 was $15,324,132.

    At August 31, 2014, open futures contracts were as follows:

    ------------------------------------------------------------------------------
                           Number of
                           Contracts     Settlement                 Unrealized
    Type                   Long/(Short)  Month       Value          (Depreciation)
    ------------------------------------------------------------------------------
    F/C Euro BTP future     10           12/14       $  1,698,810   $ (1,551)
    F/C 90-Day Euro        (77)          6/17         (18,786,075)   (21,278)
    F/C U.S. 5 year note   (12)          9/14          (1,436,625)    (1,500)
    F/C S&P500             (13)          9/14          (1,300,910)   (28,235)
    ------------------------------------------------------------------------------
         Total                                       $(19,824,800)  $(52,564)
    ==============================================================================

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

40 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2014, the Fund reclassified $58,898 to decrease accumulated net investment loss, $32,953 to increase accumulated net realized loss on investments, foreign currency transactions, swap contracts and futures contracts and $25,945 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At August 31, 2014, the Fund was permitted to carry forward $83,476 of long-term losses and $353,377 of short-term losses without limitation.

    There were no distributions paid during the fiscal year ended August 31, 2014.

    The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    --------------------------------------------------------------------------
                                                                          2014
    --------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $ 517,080
    Capital loss carryforward                                         (436,853)
    Unrealized appreciation                                             49,863
    --------------------------------------------------------------------------
         Total                                                       $ 130,090
    ==========================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses or wash sales, adjustments relating to catastrophe bonds and the mark to market of forward, swap and futures contracts.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 41

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $194 in underwriting commissions on the sale of Class A shares during the period ended August 31, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issues and their ability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Credit Default Swaption Writing

    The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the swaption. When the Fund writes an swaption, an amount equal to the premium received by the Fund is recorded

42 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

    The average value of contracts open during the period ended August 31, 2014 was $8,014.

    The Fund held one written swaption contract that was open at August 31, 2014. If the swaption was exercised at August 31, 2014, the maximum amount the Fund would have been required to pay was $707. Written swaption contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    Transactions in written swaptions for the period ended August 31, 2014 are summarized as follows:

    ---------------------------------------------------------------------------
                                                        Number of      Premiums
                                                        Contracts      Received
    ---------------------------------------------------------------------------
    Options outstanding at beginning of period                 --      $     --
    Options opened                                     (2,500,000)       38,750
    Options exercised                                          --            --
    Options closed                                             --            --
    Options expired                                            --            --
    ---------------------------------------------------------------------------
    Options outstanding at end of period               (2,500,000)     $ 38,750
    ===========================================================================

J.  Purchased Credit Default Swaptions

    The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 43 swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the period ended August 31, 2014 was $9,301. Purchased swaptions open at period end are listed at the end of the Fund's Schedule of Investments.

K.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

44 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Open credit default swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the period ended August 31, 2014 was $213,498.

L.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of interest swap contracts open during the period ended August 31, 2014 was $25,155.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 45

M.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.05% of the average daily net assets of the Fund up to $1 billion and 0.95% of the Fund's average daily net assets over $1 billion of the Fund. For the period ending August 31, 2014, the effective management fee was equivalent to 1.05% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.55%, 2.30% and 1.30% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2015. Fees waived and expenses reimbursed during the period ended August 31, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,305 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

46 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended August 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $195
Class C                                                                       33
Class Y                                                                       34
--------------------------------------------------------------------------------
    Total                                                                   $262
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $128 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at August 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,155 in distribution fees payable to PFD at August 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the period ended August 31, 2014, there were no CDSCs paid to PFD.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 47

5. Forward Foreign Currency Contracts

At August 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the period ended August 31, 2014 was $16,213,471.

Open forward foreign currency contracts at August 31, 2014 were as follows:

----------------------------------------------------------------------------------------------------------
                                 Net                                                        Net Unrealized
                                 Contracts to    In Exchange      Settlement  US $ Value    Appreciation
Currency                         Deliver         For              Date        at 8/31/14    (Depreciation)
----------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)               (205,635)  $     (189,005)  9/4/14      $  (191,916)  $      (2,911)
CAD (Canadian Dollar)                 (260,941)        (239,057)  9/4/14         (240,051)           (994)
CAD (Canadian Dollar)                  (67,567)         (63,531)  10/14/14        (62,099)          1,432
CAD (Canadian Dollar)                  (67,997)         (63,675)  10/10/14        (62,501)          1,174
CHF (Swiss Franc)                     (337,331)        (376,649)  9/4/14         (367,385)          9,264
CLP (Chilean Peso)                (196,641,497)        (354,277)  9/4/14         (335,187)         19,090
CZK (Czech Koruna)                  (9,965,749)        (494,592)  9/4/14         (472,002)         22,590
EURO (European Euro)                (6,084,371)      (8,365,331)  9/15/14      (7,993,887)        371,444
EURO (European Euro)                  (646,192)        (879,367)  9/4/14         (848,940)         30,427
EURO (European Euro)                 1,085,800        1,462,366   9/15/14       1,426,567         (35,799)
EURO (European Euro)                  (805,356)      (1,094,002)  9/15/14      (1,058,109)         35,893
EURO (European Euro)                (1,099,832)      (1,481,348)  10/24/14     (1,445,372)         35,976
EURO (European Euro)                  (671,350)        (899,025)  10/24/14       (882,271)         16,754
GBP (British Pound Sterling)          (224,471)        (375,812)  9/4/14         (371,901)          3,911
HUF (Hungarian Forint)             (54,189,402)        (242,371)  9/4/14         (225,920)         16,451
IDR (Indonesian Rupiah)          2,192,796,750          183,268   9/4/14          187,548           4,280
INR Indian Rupee                    26,447,926          440,872   9/4/14          437,011          (3,861)
JPY (Japanese Yen)                 (98,226,898)        (963,003)  9/4/14         (943,632)         19,371
KRW (South Korean Won)             133,749,911          130,001   9/4/14          131,882           1,881
MXN (Mexican Peso)                   4,907,548          377,306   9/4/14          375,356          (1,950)
MXN (Mexican Peso)                     826,077           63,531   10/14/14         63,016            (515)
NOK (Norwegian Krone)                1,498,539          248,939   9/4/14          241,645          (7,294)
NZD (New Zealand Dollar)               745,626          626,460   9/4/14          623,135          (3,325)
NZD (New Zealand Dollar)              (372,803)        (321,614)  9/4/14         (311,559)         10,055
PLN (Polish Zloty)                     761,742          248,850   9/4/14          237,713         (11,137)
RUB(Russian Ruble)                   5,940,086          166,856   9/4/14          160,043          (6,813)
SEK (Swedish Krona)                        103               15   9/4/14               15               --
SGD (Singapore Dollar)                (469,556)        (373,905)  9/4/14         (375,930)         (2,025)
TRY (Turkish Lira)                    (274,929)        (127,940)  9/4/14         (127,136)            804
TWD (New Taiwan Dollar)             (7,284,775)        (242,850)  9/4/14         (243,835)           (985)
----------------------------------------------------------------------------------------------------------
                                                                                            $     523,188
==========================================================================================================

48 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended August 31, 2014, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2014.

-----------------------------------------------------------------------------------------------
Assets:

                               Gross
                               Amounts      Net              Gross Amounts Not Offset
                               Offset       Amounts of          in the Statement of
                               in the       Assets            Assets and Liabilities
                  Gross        Statement    Presented in   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Assets       Liabilities  Liabilities     Instruments  Received*    Amount
----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $600,797     $ (77,609)   $523,188        $      --   $     --     $523,188
Written swaptions       --            --          --               --         --           --
Swap contracts     234,287      (234,287)         --               --         --           --
-----------------------------------------------------------------------------------------------
                  $835,084     $(311,896)   $523,188        $      --   $     --     $523,188
===============================================================================================

-----------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Liabilities      Assets and Liabilities
                  Gross        Statement    Presented in   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Liabilities  Liabilities  Liabilities     Instruments  Pledged*     Amount
-----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $ 77,609     $ (77,609)   $     --        $       --   $     --     $ --
Written swaptions      707            --         707                --         --      707
Swap contracts     265,414      (234,287)     31,127                --    (31,127)      --
-----------------------------------------------------------------------------------------------
                  $343,730     $(311,896)   $ 31,834        $       --   $(31,127)    $707
===============================================================================================

* The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.


                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 49

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August 31, 2014 were as follows:

---------------------------------------------------------------------------------------------
Derivatives not
accounted for as                Asset Derivatives 2014           Liabilities Derivatives 2014
hedging instruments             ----------------------------     ----------------------------
under Accounting                Statement of Assets              Statement of Assets
Standards Codification          and Liabilities                  and Liabilities
(ASC) 815                       Location            Value        Location             Value
---------------------------------------------------------------------------------------------
Forward Foreign                 Net unrealized                   Net unrealized
 Currency Contracts             appreciation on                  depreciation on
                                forward foreign                  forward foreign
                                currency contracts  $523,188     currency contracts   $    --
Futures Contracts*              Net unrealized                   Net unrealized
                                appreciation on                  depreciation on
                                futures contracts         --     futures contracts     52,564
Written Swaptions               Net unrealized                   Net unrealized
                                appreciation on                  depreciation on
                                written swaptions         --     written swaptions        707
Swap Contracts                  Net unrealized                   Net unrealized
                                appreciation on                  depreciation on
                                swap contracts            --     swap contracts        31,127
---------------------------------------------------------------------------------------------
   Total                                            $523,188                          $84,398
=============================================================================================

*   Reflects unrealized appreciation (depreciation) of futures contracts (see
    Note 1C). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

50 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2014 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives not                                                     Realized      Unrealized
accounted for as                                                    Gain or       Appreciation
hedging instruments                                                 Loss on       (Depreciation)
under Accounting              Location of Gain or (Loss)            Derivatives   on Derivatives
Standards Codification        On Derivatives Recognized             Recognized    Recognized
(ASC) 815                     in Income                             in Income     in Income
-------------------------------------------------------------------------------------------------
Futures Contracts             Net realized gain (loss) on
                              futures contracts                     $(187,785)
Futures Contracts             Change in unrealized appreciation
                              (depreciation) on futures contracts                 $(52,564)
Written Swaptions             Change in unrealized appreciation
                              (depreciation) on written swaptions                 $ 38,043
Forward Foreign               Net realized gain (loss) on forward
 Currency Contracts           foreign currency contracts            $ 143,319
Forward Foreign               Change in unrealized appreciation
 Currency Contracts           (depreciation) on forward foreign
                              currency contracts                                  $523,188
Swap Contracts                Net realized gain (loss) on
                              swap contracts                        $ (16,824)
Swap Contracts                Change in unrealized appreciation
                              (depreciation) on swap contracts                    $(31,127)

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the
Shareowners of Pioneer Long/Short Global Bond Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Long/Short Global Bond Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period December 30, 2013 (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Long/Short Global Bond Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 30, 2013, (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

52 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 27.04%.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 53

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2013.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2013.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2013.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 55

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2013.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2013.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 57

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2013. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2013. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2013. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2013. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2013. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2013. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2013. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2013. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2013. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

                Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14 59

                           This page for your notes.

60 Pioneer Long/Short Global Bond Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 28080-00-1014

                    Pioneer Long/Short
                    Opportunistic
                    Credit Fund

--------------------------------------------------------------------------------
                    Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A     LRCAX
                    Class C     LRCCX
                    Class Y     LRCYX

                    [LOGO] PIONEER
                           Investments (R)
                    visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         33

Notes to Financial Statements                                                40

Report of Independent Registered Public Accounting Firm                      54

Trustees, Officers and Service Providers                                     55

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Opportunistic Credit Fund's performance for the abbreviated annual reporting period beginning with the Fund's inception on December 30, 2013, and ending August 31, 2014, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   Can you provide an overview of the Fund's approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on 3-month Treasury bills, on an annualized basis, with volatility lower than one would experience in the broad equity market. In pursuing this goal, we seek to have the Fund provide positive returns over most trailing 12-month periods and to minimize the extent of any negative returns, regardless of market conditions.

    Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to go up or down. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while speculating against other asset classes by taking short positions.

    The other part of the portfolio utilizes uncorrelated trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular

4 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 market, and a short position in another segment/security, such that the performance of the pair is not dependent on the direction of the market. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

    Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period.

Q How did the Fund perform during the abbreviated annual reporting period from December 30, 2013, through August 31, 2014?

A Pioneer Long/Short Opportunistic Credit Fund's Class A shares returned 1.10% at net asset value during the period between December 30, 2013, and August 31, 2014. During the same period, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.03%.

Q Can you review the principal portfolio investment strategies you implemented during the Fund's abbreviated annual reporting period ended August 31, 2014? How did those strategies help or hinder the Fund's performance?

A We have implemented, to overall positive effect, a number of strategies within the "uncorrelated" portion of the Fund's portfolio. Our Currency Long/Short strategy has been a significant positive contributor to benchmark-relative return in the Fund's first eight months of operations. Specifically, we have taken long positions in the U.S. dollar while shorting the euro. That positioning has worked out well as the dollar has strengthened versus other major currencies. Also on the positive side, we implemented a number of curve trades in the portfolio's Credit Long/Short strategy, where the Fund is "long" in one part of an individual issuer's yield curve and short in another, depending on our outlook for the issuer's curve to steepen or flatten. We also had pair trades within this strategy utilizing two issuers within the same industry sector, for whom we expect performance to diverge. In addition, the Fund's portfolio holds a variety of event-linked (catastrophe) bonds, which are designed to pay reasonable yields in exchange for insurance protection against major calamities such as hurricanes, floods and earthquakes. We like catastrophe bonds for their low correlation to any equity or fixed-income market risks. That position contributed to the Fund's performance over the period.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 5

    On the downside, the Fund's Cross Asset Relative Value strategy was the leading detractor from performance during the abbreviated annual reporting period. Under the strategy, we seek to pair trades to take advantage of any distortions in relative valuation between asset classes: for instance, high-yield versus investment-grade corporates. The approach has experienced some challenges in the current environment of low volatility and narrow credit spreads, which are the differences in yield between various fixed-income securities with similar maturities. Our long/short trades related to equity and yield-curve exposures also modestly detracted from the Fund's performance during the period. With regard to the latter exposure, we have been shorting a very specific point on the U.S. yield curve, as we do not believe the markets are prepared for the likely pace of the Federal Reserve's (the Fed's) policy tightening should the domestic economy return to above-trend growth.

    Turning to the "directional" side of the portfolio, we have been wary of taking on long credit exposure given the spread tightening that has occurred. We have, however, held a portfolio position in euro-denominated bonds that are convertible into equity. That position gives the Fund exposure to any improvement in the European stock market over the next few years, along with downside protection. We have also taken positions in select U.S. convertible securities, in particular within the biotech/pharmaceutical area of the health care sector. More opportunistically, we have traded the portfolio in and out of high-yield issues in both the U.S. and Europe.

    The Fund has meaningful exposure to securitized credit markets, such as non-agency mortgages, where we see opportunities for the Fund to earn reasonable risk-adjusted returns with less sensitivity to the direction of the U.S. equity market. Because we seek to hedge out the accompanying interest-rate risk, we are isolating the cheapness of mortgage bonds. Another directional trade has been to take a long portfolio position in asset-sensitive financial companies, while extracting the equity beta from those positions using derivatives, along with a corresponding short position in large-cap industrial companies. (Beta is a statistical measurement of an investment's sensitivity to market movements in relation to an index.)

    On the short side of the directional portfolio, we took a position with respect to investment-grade debt in both Asia and Australia, which we viewed as being vulnerable to the credit slowdown in China. China is attempting to grow at a 7.5% rate while contracting credit and relying on a

6 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 shadow banking system. We believed both the Asian and Australian credit markets were a prudent and efficient way to get the Fund some short exposure to a China policy error. We closed the trade during the period, with a modest negative impact on Fund performance.

Q What is your assessment of the current macroeconomic climate and the investment opportunities it may present?

A Overall, we expect global economic growth to continue to strengthen. In the U.S., we are looking for growth to move up into the range of historic long-term trends, supported by improvements in employment and the availability of credit. At the same time, we believe there will be disappointments along the way, and with the Fed no longer committed to stepping up its accommodative policies to backstop conditions, asset prices will likely experience significant volatility. Another macroeconomic development we are examining is the lack of a clear definition when it comes to emerging versus developed markets. Many emerging economies are actually in a better position from the standpoint of debt and current-account flows, and we anticipate that performance trends in global bond markets will become increasingly country-specific.

    More broadly, we would not be surprised to see market volatility and performance dispersion increase as global central bank policies diverge and as the Fed's tightening transitions from tapering quantitative easing to eventually raising interest rates. We believe that scenario could create opportunities for an uncorrelated investment strategy such as the Fund's, and we will seek to identify trades that can help it to capitalize on these emerging themes.

Please refer to the Schedule of Investments on pages 17-33 for a full listing of Fund securities.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 7

All investments are subject to risk, including the possible loss of principal.

The portfolio may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

8 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

The Fund may invest in event-linked bonds, on which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

        Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 9

Portfolio Summary | 8/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                       30.3%
U.S. Government Securities                                                18.9%
U.S. Common Stocks                                                        13.6%
Convertible Corporate Bonds                                               10.3%
Temporary Cash Investment                                                 10.0%
Senior Secured Loans                                                       4.6%
Exchange Traded Fund                                                       3.8%
International Corporate Bonds                                              3.0%
Asset Backed Securities                                                    2.0%
U.S. Preferred Stocks                                                      1.0%
Convertible Preferred Stocks                                               0.9%
U.S. Corporate Bonds                                                       0.9%
International Common Stocks                                                0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Cash Management Bills, 0.0%, 9/15/14                                    11.19%
---------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 0.0%, 9/18/14                                            7.78
---------------------------------------------------------------------------------------
 3. JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)    3.84
---------------------------------------------------------------------------------------
 4. iShares European Property Yield UCITS ETF                                     3.83
---------------------------------------------------------------------------------------
 5. JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)    3.78
---------------------------------------------------------------------------------------
 6. Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                    3.58
---------------------------------------------------------------------------------------
 7. Sequoia Mortgage Trust 2012-3, Floating Rate Note, 7/25/42                    2.98
---------------------------------------------------------------------------------------
 8. Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                    2.84
---------------------------------------------------------------------------------------
 9. Cubist Pharmaceuticals, Inc., 1.875%, 9/1/20 (144A)                           2.01
---------------------------------------------------------------------------------------
10. Groupe Bruxelles Lambert SA, 0.125%, 9/21/15                                  1.87
---------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         8/31/14                     12/30/13*
--------------------------------------------------------------------------------
            A                           $10.11                       $10.00
--------------------------------------------------------------------------------
            C                           $10.06                       $10.00
--------------------------------------------------------------------------------
            Y                           $10.13                       $10.00
--------------------------------------------------------------------------------

Distributions per Share: 12/30/13-8/31/14*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term          Long-Term
          Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A                $ --                  $ --                $ --
--------------------------------------------------------------------------------
           C                $ --                  $ --                $ --
--------------------------------------------------------------------------------
           Y                $ --                  $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

*   The Fund commenced operations on December 30, 2013.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 invest-ment made in Class A shares of Pioneer Long/Short Opportunistic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
             Net         Public     BofA ML
             Asset       Offering   3-Month
             Value       Price      U.S. Treasury
Period       (NAV)       (POP)      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)   1.10%       -3.44%     0.03%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
             Gross       Net
--------------------------------------------------------------------------------
             1.94%       1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Long/Short Opportunistic    BofA ML 3-month US
                    Credit Fund                         Treasury Bill Index
12/31/2013          $9,550                              $10,000
8/31/2014           $9,656                              $10,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C Shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                    BofA ML
                                    3-Month
             If          If         U.S. Treasury
Period       Held        Redeemed   Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)   0.60%      -0.40%      0.03%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
             Gross       Net
--------------------------------------------------------------------------------
             2.69%       2.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Long/Short Opportunistic    BofA ML 3-month US
                    Credit Fund                         Treasury Bill Index
12/31/2013          $10,000                             $10,000
8/31/2014           $9,960                              $10,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 13

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                    BofA ML
                                    3-Month
             If          If         U.S. Treasury
Period       Held        Redeemed   Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)   1.30%       1.30%      0.03%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.69%         1.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Long/Short Opportunistic    BofA ML 3-month US
                    Credit Fund                         Treasury Bill Index
12/31/2013          $5,000,000                          $5,000,000
8/31/2014           $5,065,000                          $5,001,378

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/14                                   $1,011.00    $1,007.01    $1,011.99
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    9.53    $   13.30    $    8.27
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.88%, 2.63% and 1.63% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 3/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 8/31/14                                   $1,015.73    $1,011.95    $1,016.99
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    9.55    $   13.34    $    8.29
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.88%, 2.63% and 1.63% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Schedule of Investments | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------

                                          CONVERTIBLE CORPORATE
                                          BONDS -- 10.2%
                                          MATERIALS -- 0.8%
                                          Diversified Metals & Mining -- 0.8%
      200,000                     BB/NR   Vedanta Resources Jersey, Ltd.,
                                          5.5%, 7/13/16                                       $       204,000
                                                                                              ---------------
                                          Total Materials                                     $       204,000
-------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.7%
                                          Trading Companies & Distributors -- 0.7%
EUR   150,000                     B+/NR   Kloeckner & Co. Financial Services SA,
                                          2.5%, 12/22/17                                      $       195,289
                                                                                              ---------------
                                          Total Capital Goods                                 $       195,289
-------------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY
                                          & LIFE SCIENCES -- 3.0%
                                          Biotechnology -- 3.0%
      455,000                     NR/NR   Cubist Pharmaceuticals, Inc., 1.875%,
                                          9/1/20 (144A)                                       $       516,994
      240,000                     NR/NR   Emergent Biosolutions, Inc., 2.875%,
                                          1/15/21 (144A)                                              260,700
                                                                                              ---------------
                                                                                              $       777,694
                                                                                              ---------------
                                          Total Pharmaceuticals, Biotechnology &
                                          Life Sciences                                       $       777,694
-------------------------------------------------------------------------------------------------------------
                                          BANKS -- 0.6%
                                          Diversified Banks -- 0.6%
EUR   100,000                     NR/NR   Caja de Ahorros y Pensiones de Barcelona,
                                          1.0%, 11/25/17                                      $       148,060
                                                                                              ---------------
                                          Total Banks                                         $       148,060
-------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 2.4%
                                          Multi-Sector Holdings -- 2.4%
EUR   100,000                     NR/NR   GBL Verwaltung SA, 1.25%, 2/7/17                    $       148,060
EUR   300,000                     NR/NR   Groupe Bruxelles Lambert SA, 0.125%,
                                          9/21/15                                                     481,778
                                                                                              ---------------
                                                                                              $       629,838
                                                                                              ---------------
                                          Total Diversified Financials                        $       629,838
-------------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 2.1%
                                          Internet Software & Services -- 1.0%
      240,000                     NR/NR   WebMD Health Corp., 1.5%,
                                          12/1/20 (144A)                                      $       265,650
-------------------------------------------------------------------------------------------------------------
                                          Systems Software -- 1.1%
      260,000                     NR/NR   ServiceNow, Inc., 0.0%, 11/1/18
                                          (144A) (c)                                          $       282,588
                                                                                              ---------------
                                          Total Software & Services                           $       548,238
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 17

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.6%
EUR   100,000                     B/Ba1   Parpublica -- Participacoes Publicas
                                          SGPS SA, 5.25%, 9/28/17                             $       150,096
                                                                                              ---------------
                                          Total Government                                    $       150,096
-------------------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $2,605,651)                                   $     2,653,215
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                          PREFERRED STOCK -- 1.0%
                                          BANKS -- 1.0%
                                          Diversified Banks -- 1.0%
      320,000         1.19     BBB/Baa2   JPMorgan Chase Capital XXI, Floating
                                          Rate Note, 1/15/87                                  $       276,800
-------------------------------------------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCK
                                          (Cost $259,232)                                     $       276,800
-------------------------------------------------------------------------------------------------------------
                                          CONVERTIBLE PREFERRED
                                          STOCK -- 0.9%
                                          DIVERSIFIED FINANCIALS -- 0.9%
                                          Other Diversified Financial
                                          Services -- 0.9%
          200                   BB+/Ba3   Bank of America Corp., 7.25% (Perpetual)            $       234,200
-------------------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE PREFERRED STOCK
                                          (Cost $229,386)                                     $       234,200
-------------------------------------------------------------------------------------------------------------
                                          COMMON STOCKS -- 13.6%
                                          ENERGY -- 1.0%
                                          Oil & Gas Exploration &
                                          Production -- 1.0%
        3,358                             Devon Energy Corp.                                  $       253,260
                                                                                              ---------------
                                          Total Energy                                        $       253,260
-------------------------------------------------------------------------------------------------------------
                                          BANKS -- 8.4%
                                          Diversified Banks -- 0.6%
        2,062                             Comerica, Inc.                                      $       103,801
        1,494                             US Bancorp/MN                                                63,166
                                                                                              ---------------
                                                                                              $       166,967
-------------------------------------------------------------------------------------------------------------
                                          Regional Banks -- 7.3%
        1,092                             Associated Banc-Corp.                               $        19,853
          322                             Bank of Hawaii Corp.                                         18,692
        3,948                             BankUnited, Inc.*                                           124,559
        1,696                             BB&T Corp.                                                   63,312
          499                             City National Corp./CA                                       37,864
          840                             Commerce Bancshares, Inc./MO                                 38,749
          491                             Cullen/Frost Bankers, Inc.,                                  38,593

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
Shares                                                                                        Value
-------------------------------------------------------------------------------------------------------------
                                          Regional Banks -- (continued)
        1,083                             East West Bancorp, Inc.                             $        37,732
        3,024                             Fifth Third Bancorp                                          61,705
        1,609                             First Horizon National Corp.                                 19,565
        4,108                             First Niagara Financial Group, Inc.                          35,740
        4,866                             First Republic Bank                                         237,947
        1,865                             FirstMerit Corp.                                             32,143
        1,463                             FNB Corp./PA                                                 18,083
        1,540                             Fulton Financial Corp.                                       17,764
          684                             Glacier Bancorp, Inc.                                        18,618
          538                             Hancock Holding Co.                                          17,883
        5,838                             Huntington Bancshares, Inc./OH                               57,475
        4,146                             KeyCorp                                                      56,427
          638                             M&T Bank Corp.                                               78,876
          632                             Popular, Inc.*                                               19,567
          647                             PrivateBancorp, Inc.                                         19,093
          593                             Prosperity Bancshares, Inc.                                  35,817
       11,989                             Regions Financial Corp.                                     121,688
          309                             Signature Bank*                                              36,604
        1,619                             SunTrust Banks, Inc.                                         61,652
        1,692                             Susquehanna Bancshares, Inc.                                 17,461
          319                             SVB Financial Group*                                         35,511
        1,652                             Synovus Financial Corp.                                      39,896
        1,173                             TCF Financial Corp.                                          18,533
          310                             Texas Capital Bancshares, Inc.*                              16,734
        1,516                             The PNC Financial Services Group, Inc.                      128,481
          300                             UMB Financial Corp.                                          17,325
        1,830                             Valley National Bancorp                                      18,300
          632                             Webster Financial Corp.                                      18,644
          406                             Wintrust Financial Corp.                                     18,907
        7,994                             Zions Bancorporation                                        232,945
                                                                                              ---------------
                                                                                              $     1,888,738
-------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 0.5%
        3,905                             Hudson City Bancorp, Inc.                           $        38,542
        2,420                             New York Community Bancorp, Inc.                             38,599
        2,593                             People's United Financial, Inc.                              38,765
          857                             Washington Federal, Inc.                                     18,640
                                                                                              ---------------
                                                                                              $       134,546
                                                                                              ---------------
                                          Total Banks                                         $     2,190,251
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                        Value
-------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 4.2%
                                          Asset Management & Custody
                                          Banks -- 4.2%
       13,471                             Ares Capital Corp.                                  $       231,028
       15,250                             Fifth Street Finance Corp.                                  149,908
       13,358                             Golub Capital BDC, Inc.                                     236,303
       13,274                             TCP Capital Corp.                                           234,021
        8,618                             Triangle Capital Corp.                                      236,823
                                                                                              ---------------
                                                                                              $     1,088,083
                                                                                              ---------------
                                          Total Diversified Financials                        $     1,088,083
-------------------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $3,548,669)                                   $     3,531,594
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)
-------------------------------------------------------------------------------------------------------------
                                          ASSET BACKED SECURITIES -- 2.1%
                                          BANKS -- 1.7%
                                          Thrifts & Mortgage Finance -- 1.7%
      118,041                     B+/B3   Accredited Mortgage Loan Trust 2003-3,
                                          5.21%, 1/25/34 (Step)                               $       114,831
      125,000                     NR/NR   CAM Mortgage Trust 2014-1, 5.5%,
                                          12/15/53 (Step) (144A)                                      125,840
       45,580         1.46        B+/B2   First Franklin Mortgage Loan Trust
                                          2003-FFC, Floating Rate Note, 11/25/32                       43,546
       44,657                    BBB/NR   Icon Brand Holdings LLC, 4.229%,
                                          1/25/43 (144A)                                               45,066
       38,234         3.16       A/Baa2   Irwin Whole Loan Home Equity Trust
                                          2003-C, Floating Rate Note, 6/25/28                          38,301
       71,621         5.47         B/B1   New Century Home Equity Loan Trust,
                                          Floating Rate Note, 8/25/34                                  73,908
                                                                                              ---------------
                                                                                              $       441,492
                                                                                              ---------------
                                          Total Banks                                         $       441,492
-------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.4%
                                          Other Diversified Financial
                                          Services -- 0.4%
       95,000                    BBB/NR   TAL Advantage V LLC, 4.1%, 2/22/39                  $        96,084
                                                                                              ---------------
                                          Total Diversified Financials                        $        96,084
-------------------------------------------------------------------------------------------------------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $535,935)                                     $       537,576
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE
                                         OBLIGATIONS -- 29.9%
                                         BANKS -- 29.3%
                                         Thrifts & Mortgage Finance -- 29.3%
      250,000        6.19        B-/NR   Banc of America Commercial Mortgage
                                         Trust 2007-5, Floating Rate Note, 2/10/51            $       257,538
       51,816        1.16       A/Baa1   Bayview Commercial Asset Trust, Floating
                                         Rate Note, 1/25/35 (144A)                                     47,705
      150,000                    BB/NR   Bear Stearns Commercial Mortgage Securities
                                         Trust 2006-PWR14, 5.273%, 12/11/38                           152,952
      152,000        4.45        NR/NR   CAM Mortgage Trust 2014-2, Floating Rate
                                         Note, 5/15/48 (144A)                                         152,897
       21,901                  NR/Baa2   Citicorp Mortgage Securities REMIC Pass-
                                         Through Certificates Trust Series 2005-3,
                                         5.5%, 4/25/35                                                 22,021
       47,000        5.97        B-/NR   COBALT CMBS Commercial Mortgage Trust
                                         2007-C3, Floating Rate Note, 5/15/46                          38,872
      175,000        5.57       NR/Ba3   COBALT Commercial Mortgage Trust 2007-C2,
                                         Floating Rate Note, 4/15/47 (144A)                           179,792
      175,000                    NR/B3   COMM 2006-C8 Mortgage Trust,
                                         5.377%, 12/10/46                                             175,422
      300,000        5.10         B/NR   Credit Suisse First Boston Mortgage
                                         Securities Corp., Floating Rate Note,
                                         8/15/38                                                      276,304
      175,000        3.26       BB-/NR   CSMC Trust 2014-SURF, Floating Rate
                                         Note, 2/15/29 (144A)                                         175,448
      100,000        4.91        NR/NR   EQTY 2014-MZ Mezzanine Trust, Floating
                                         Rate Note, 5/8/31 (144A)                                     100,438
      250,000        5.79        B+/NR   GS Mortgage Securities Trust 2006-GG6,
                                         Floating Rate Note, 4/10/38                                  250,636
      200,000                     B/B3   JP Morgan Chase Commercial Mortgage
                                         Securities Trust 2006-CIBC16, 5.623%,
                                         5/12/45                                                      201,755
      125,000        3.05        BB/NR   JP Morgan Chase Commercial Mortgage
                                         Securities Trust 2013-FL3, Floating Rate
                                         Note, 4/17/28 (144A)                                         125,056
      977,831        3.50       AAA/NR   JP Morgan Mortgage Trust 2014-1 REMICS,
                                         Floating Rate Note, 1/25/44 (144A)                           986,678
      934,229        4.00       AAA/NR   JP Morgan Mortgage Trust 2014-1 REMICS,
                                         Floating Rate Note, 1/25/44 (144A)                           971,453
      125,000        5.39        NR/B1   LB-UBS Commercial Mortgage Trust
                                         2005-C2, Floating Rate Note, 4/15/40                         127,859
      187,500        5.28        BB/NR   LB-UBS Commercial Mortgage Trust
                                         2006-C1, Floating Rate Note, 2/15/41                         191,849
       70,000        5.48       NR/Ba2   ML-CFC Commercial Mortgage Trust 2006-3,
                                         Floating Rate Note, 7/12/46                                   71,659
        9,145        0.94      AAA/Aaa   Nomura Asset Acceptance Corp., Alternative
                                         Loan Trust Series 2004-AR2, Floating Rate
                                         Note, 10/25/34                                                 9,126

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 21

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage
                                         Finance -- (continued)
      758,623        3.50       NR/Aaa   Sequoia Mortgage Trust 2012-3, Floating
                                         Rate Note, 7/25/42                                   $       765,724
      747,867        3.00       NR/Aaa   Sequoia Mortgage Trust 2013-6, Floating
                                         Rate Note, 5/26/43                                           729,170
      944,570        3.00       AAA/NR   Sequoia Mortgage Trust 2013-7, Floating
                                         Rate Note, 6/25/43                                           920,956
      124,991        4.75        NR/NR   Volt LLC , Series 14-NPL1, Floating Rate
                                         Note, 10/27/53                                               124,642
      250,000        5.37       BB+/B2   Wachovia Bank Commercial Mortgage Trust
                                         Series 2005-C22, Floating Rate Note,
                                         12/15/44                                                     255,174
      125,000        6.15         B/B1   Wachovia Bank Commercial Mortgage Trust
                                         Series 2007-C34, Floating Rate Note,
                                         5/15/46                                                      129,661
      200,000        3.66        BB/NR   Wells Fargo Commercial Mortgage Trust
                                         2014-TISH, Floating Rate Note,
                                         1/15/27 (144A)                                               199,748
                                                                                              ---------------
                                                                                              $     7,640,535
                                                                                              ---------------
                                         Total Banks                                          $     7,640,535
-------------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.6%
                                         Specialized Finance -- 0.6%
      155,000        5.97        B-/NR   COBALT CMBS Commercial Mortgage Trust
                                         2007-C3, Floating Rate Note, 5/15/46                 $       142,770
                                                                                              ---------------
                                         Total Diversified Financials                         $       142,770
-------------------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE
                                         OBLIGATIONS
                                         (Cost $7,627,515)                                    $     7,783,305
-------------------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 3.9%
                                         INSURANCE -- 3.9%
                                         Reinsurance -- 3.9%
      250,000        6.89        NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                         4/7/17 (Cat Bond) (144A)                             $       261,050
      250,000        4.52       BB-/NR   Kilimanjaro Re, Ltd., Floating Rate Note,
                                         4/30/18 (Cat Bond) (144A)                                    250,150
      250,000        8.50       NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                         5/7/15 (Cat Bond) (144A)                                     258,950
      250,000        4.53       BB+/NR   Residential Reinsurance 2012, Ltd., Floating
                                         Rate Note, 12/6/16 (Cat Bond) (144A)                         256,575
                                                                                              ---------------
                                                                                              $     1,026,725
                                                                                              ---------------
                                         Total Insurance                                      $     1,026,725
-------------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $1,024,848)                                    $     1,026,725
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         U.S. GOVERNMENT AND AGENCY
                                         OBLIGATIONS -- 18.7%
    2,875,000                  AAA/Aaa   U.S. Cash Management Bills, 0.0%,
                                         9/15/14 (c)                                          $     2,874,999
    2,000,000                  AAA/Aaa   U.S. Treasury Bills, 0.0%, 9/18/14 (c)(d)                  1,999,984
                                                                                              ---------------
                                                                                              $     4,874,983
-------------------------------------------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT AND
                                         AGENCY OBLIGATIONS
                                         (Cost $4,874,962)                                    $     4,874,983
-------------------------------------------------------------------------------------------------------------
                                         SENIOR FLOATING RATE LOAN
                                         INTERESTS -- 4.6%**
                                         ENERGY -- 1.3%
                                         Oil & Gas Drilling -- 0.2%
       50,020        7.50         B/B3   Jonah Energy LLC, Term Loan (Second
                                         Lien), 5/8/21                                        $        50,270
-------------------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.2%
       49,750        5.75        B+/B3   FR Dixie Acquisition Corp., Term Loan,
                                         1/23/21                                              $        49,962
-------------------------------------------------------------------------------------------------------------
                                         Integrated Oil & Gas -- 0.5%
       50,000        7.50        NR/NR   Chief Exploration & Development, Inc. Term
                                         Loan, 5/12/21                                        $        50,250
       99,500        4.00      BB-/Ba3   Seadrill Operating LP Initial Term Loan,
                                                              ,
                                         2/14/21                                                       98,090
                                                                                              ---------------
                                                                                              $       148,340
-------------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration &
                                         Production -- 0.4%
       99,499        3.88      BB-/Ba2   Fieldwood Energy LLC, Closing Date Loan,
                                         9/25/18                                              $        99,574
                                                                                              ---------------
                                         Total Energy                                         $       348,146
-------------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.6%
                                         Commodity Chemicals -- 0.1%
       29,850        5.00        B+/B2   Nexeo Solutions LLC, Term Loan B3,
                                         9/9/17                                               $        29,850
-------------------------------------------------------------------------------------------------------------
                                         Diversified Chemicals -- 0.2%
       49,743        5.00        B+/B3   Univar, Term B Loan, 6/30/17                         $        49,872
-------------------------------------------------------------------------------------------------------------
                                         Steel -- 0.1%
       35,000        4.50         B/B3   Atkore International, Inc., Term Loan
                                         (First Lien), 3/27/21                                $        34,847
-------------------------------------------------------------------------------------------------------------
                                         Paper Products -- 0.2%
       49,750        5.25         B/B1   Coveris Holdings SA, USD Term Loan,
                                         4/14/19                                              $        50,330
                                                                                              ---------------
                                         Total Materials                                      $       164,899
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 23

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 0.4%
                                         Aerospace & Defense -- 0.4%
       39,180        6.25       B+/Ba3   DynCorp International, Inc., Term Loan,
                                         7/7/16                                               $        39,190
       49,747        5.25         B/B2   Sequa Corp., Initial Term Loan, 6/19/17                       48,768
       24,500        3.25      BB-/Ba3   Wesco Aircraft Hardare Corp., Tranche B
                                         Term Loan (First Lien), 2/24/21                               24,286
                                                                                              ---------------
                                                                                              $       112,244
                                                                                              ---------------
                                         Total Capital Goods                                  $       112,244
-------------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.4%
                                         Trucking -- 0.4%
       50,000        5.50         B/B1   Aegis Toxicology Corp., Tranche B Term
                                         Loan (First Lien), 2/20/21                           $        50,500
       49,750        8.00     CCC+/Ba3   YRC Worldwide, Inc., Initial Term Loan,
                                         2/12/19                                                       50,496
                                                                                              ---------------
                                                                                              $       100,996
                                                                                              ---------------
                                         Total Transportation                                 $       100,996
-------------------------------------------------------------------------------------------------------------
                                         MEDIA -- 0.2%
                                         Broadcasting -- 0.1%
       23,485        3.00      BB+/Ba1   CBS Outdoor Americas Capital LLC, Tranche B
                                         Term Loan (First Lien), 1/15/21                      $        23,326
-------------------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 0.1%
       24,844        6.50       CCC/B2   Deluxe Entertainment Services Group., Inc.,
                                         Tranche B Term Loan (First Lien), 2/26/20            $        21,800
                                                                                              ---------------
                                         Total Media                                          $        45,126
-------------------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.1%
                                         Automotive Retail -- 0.1%
       30,000        4.00       BB-/B1   CS Intermediate Holdco 2 LLC, Term Loan,
                                         3/28/21                                              $        29,906
                                                                                              ---------------
                                         Total Retailing                                      $        29,906
-------------------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.3%
                                         Agricultural Products -- 0.3%
       74,623        4.50         B/B1   Arysta Lifescience SPC LLC, Initial Term Loan
                                         (First Lien), 5/29/20                                $       74,726
                                                                                              --------------
                                         Total Food, Beverage & Tobacco                       $       74,726
------------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                         Personal Products -- 0.4%
       75,000        7.75    CCC+/Caa2   Atrium Innovations, Inc., Tranche B Term
                                         Loan (Second Lien), 7/29/21                          $       74,484
       35,820        4.00         B/B2   Party City Holdings, Inc., 2014
                                         Replacement Term Loan, 7/27/19                               35,498
                                                                                              --------------
                                                                                              $      109,982
                                                                                              --------------
                                         Total Household & Personal Products                  $      109,982
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.4%
                                          Other Diversified Financial
                                          Services -- 0.2%
       34,913       4.50         B+/B1    Nord Anglia Education Finance LLC, Initial
                                          Term Loan 3/21/21                                   $        34,993
       24,938       5.00          B/B1    SBP Holdings, Ltd., Term Loan (First Lien),
                                          3/24/21                                                      25,083
                                                                                              ---------------
                                                                                              $        60,076
-------------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.2%
       34,913       4.00        B+/Ba3    Transunion LLC, 2014 Term Loan 3/21/21              $        34,834
                                                                                              ---------------
                                          Total Diversified Financials                        $        94,910
-------------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.1%
                                          Systems Software -- 0.1%
       35,910       5.50         B+/B1    SafeNet, Inc., Tranche B Term Loan, 2/28/20         $        36,000
                                                                                              ---------------
                                          Total Software & Services                           $        36,000
-------------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS &
                                          SEMICONDUCTOR EQUIPMENT -- 0.2%
                                          Semiconductor Equipment -- 0.2%
       40,000       3.50       BB+/Ba3    Emtegris, Inc., Term Loan B, 3/25/21                $        39,717
                                                                                              ---------------
                                          Total Semiconductors &
                                          Semiconductor Equipment                             $        39,717
-------------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.2%
                                          Electric Utilities -- 0.2%
       46,873       4.75        B+/Ba3    Atlantic Power LP, Term Loan, 2/20/21
                                                                                              $        47,166
                                                                                              ---------------
                                          Total Utilities                                     $        47,166
-------------------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $1,202,872)                                   $     1,203,818
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                          EXCHANGE TRADED FUND -- 3.8%
       24,226                             iShares European Property Yield UCITS ETF           $       985,043
-------------------------------------------------------------------------------------------------------------
                                          TOTAL EXCHANGE TRADED FUND
                                          (Cost $1,038,086)                                   $       985,043
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 25

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                                    Value
-------------------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH
                                          INVESTMENT -- 9.9%
                                          Repurchase Agreement -- 9.9%
    2,570,000                             RBC Securities, Inc., 0.05%, dated
                                          8/29/14, repurchase price of
                                          $2,570,000 plus accrued interest on
                                          9/2/14 collateralized by the following:
                                          $392,713 Freddie Mac Giant, 3.5-4.0%,
                                          9/1/42-7/1/44
                                          $1,813,301 Federal Home
                                          Loan Mortgage Corp, 3.045%, 7/1/44
                                          $122,402 Federal National Mortgage
                                          Association (ARM), 1.986%, 1/1/36
                                          $177,305 Federal National Mortgage
                                          Association, 3.5-4.5%, 9/1/28-9/1/43
                                          $115,678 Government National Mortgage
                                          Association, 3.0%, 7/20/42                          $     2,570,000
-------------------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENT
                                          (Cost $2,570,000)                                   $     2,570,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                          PURCHASED CREDIT DEFAULT
                                          SWAPTIONS -- 0.1%
    2,550,000                             MARKIT CME North America High Yield
                                          Index 22.V1 Fixed, 9/17/14, 106%
                                          (SWP 4/11/14 Right to pay fixed)                    $         6,152
    2,550,000                             MARKIT CME North America High Yield
                                          Index 22.V1 Fixed, 12/17/14, 103%
                                          (SWP 5/12/14 Right to pay fixed)                             17,401
                                                                                              ---------------
                                          TOTAL PURCHASED SWAPTIONS                           $        23,553
                                                                                              ---------------
                                          (Premiums paid $113,985)                            $        23,553
-------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN
                                          SECURITIES -- 98.7%
                                          (Cost $25,631,141) (a)                              $    25,700,812
-------------------------------------------------------------------------------------------------------------
                                          OTHER ASSETS & LIABILITIES -- 1.3%                  $       334,351
-------------------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                          $    26,035,163
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

REMICS      Real Estate Mortgage Investment Conduits.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2014, the value of these securities amounted to $5,462,778 or 21.0% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $25,635,261 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                           $ 284,308

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                            (218,757)
                                                                                    ---------
              Net unrealized appreciation                                           $  65,551
                                                                                    =========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) All or a portion of this security has been pledged in connection with open futures and swap contracts.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR         Euro

Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2014 aggregated $28,679,798 and $10,189,578, respectively.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 27

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                 Premiums     Unrealized
Notional                           Obligation                       Expiration   Paid         Appreciation
Principal ($)    Counterparty      Entity/Index            Coupon   Date         (Received)   (Depreciation)
------------------------------------------------------------------------------------------------------------
      (250,000)  Citibank NA       Caesars                 5.00%    12/20/16     $ 126,250    $ 32,346
                                   Entertainment
                                   Operating Co.
    (1,235,000)  Citibank NA       Markit CDX North        5.00%    12/20/18      (244,530)      4,103
                                   America High
                                   Yield Index
      (650,000)  Citibank NA       Devon Energy Corp.      1.00%    9/20/19        (17,130)      1,010
      (250,000)  Citibank NA       JPMorgan Chase          1.00%    9/20/19         (6,163)        137
                                   & Co.
       (80,000)  Citibank NA       Russian Federation      1.00%    9/20/19          3,165       2,431
      (780,000)  J.P. Morgan       Markit CDX North        1.00%    6/20/19        (15,901)     (1,281)
                 Securities LLC    America Investment
                                   Grade Index
EUR (2,750,000)  J.P. Morgan       Markit iTraxx Europe    5.00%    6/20/19       (401,922)    (43,013)
                 Securities LLC    Crossover Index
EUR (2,600,000)  J.P. Morgan       Markit iTraxx Europe    1.00%    6/20/19        (45,676)    (24,691)
                 Securities LLC    Senior Financial Index
      (125,000)  JP Morgan         Bank of America Corp.   1.00%    9/20/19         (2,315)        (81)
                 Chase Bank NA
EUR   (375,000)  JP Morgan         Glencore Finance        1.00%    9/20/19         10,799      (9,651)
                 Chase Bank NA     Europe SA
      (250,000)  JP Morgan         Pulte Homes, Inc.       1.00%    9/20/19        (41,520)     (1,434)
                 Chase Bank NA
      (250,000)  JP Morgan         Standard Pacific Corp.  5.00%    9/20/19        (35,343)     (1,795)
                 Chase Bank NA
      (250,000)  Morgan            Radioshack Corp.        5.00%    6/20/17        123,750      14,749
                 Stanley & Co.
                 International Plc
      (250,000)  Morgan            D.R. Horton, Inc.       1.00%    9/20/19          7,704        (356)
                 Stanley & Co.
                 International Plc
      (250,000)  Morgan            Lennar Corp.            5.00%    9/20/19        (37,636)        262
                 Stanley & Co.
                 International Plc
------------------------------------------------------------------------------------------------------------
                                                                                 $(576,468)   $(27,264)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                 Premiums     Unrealized
Notional                          Obligation              Credit    Expiration   Paid         Appreciation
Principal ($)(1) Counterparty     Entity           Coupon Rating(2) Date         (Received)   (Depreciation)
------------------------------------------------------------------------------------------------------------
       125,000   Citibank NA      Radioshack Corp. 5.00%  C         9/20/14      $  (5,938)   $ (7,676)
       250,000   Citibank NA      Clear Channel    5.00%  CCC-      12/20/14           564       2,896
                                  Communications,
                                  Inc.
EUR    310,000   Citibank NA      Government of    5.00%  CCC       12/20/14       (38,191)     31,906
                                  Ukraine
       250,000   Citibank NA      JCPenney Corp.,  5.00%  CCC-      12/20/14        (5,000)     10,737
                                  Inc.
       125,000   Citibank NA      Radioshack Corp. 5.00%  C         12/20/14       (10,000)    (28,732)
       250,000   Citibank NA      Toys R Us, Inc.  5.00%  CCC       12/20/14        (5,000)      6,660
       250,000   Citibank NA      MBIA, Inc.       5.00%  NA        3/20/15           (625)      2,160
       250,000   Citibank NA      Sears Roebuck    5.00%  CCC+      3/20/15        (16,250)     10,186
                                  Acceptance Corp.
EUR    250,000   Citibank NA      Travelport LLC   5.00%  NR        3/20/15             --       3,769
EUR    250,000   Citibank NA      Caesars          5.00%  C         6/20/15        (27,500)    (86,651)
                                  Entertainment
                                  Operating Co.
       125,000   Citibank NA      Abengoa SA       5.00%  B         9/20/19         (1,386)      6,987
EUR    250,000   Citibank NA      Alcatel Lucent   5.00%  B         9/20/19         21,476       9,620
EUR    250,000   Citibank NA      Altice Finco SA  5.00%  B-        9/20/19         23,185         611
       250,000   Citibank NA      Ardagh           5.00%  CCC+      9/20/19          4,242      15,202
                                  Packaging
                                  Finance plc
       250,000   Citibank NA      Astaldi SpA      5.00%  B+        9/20/19          7,126      10,912
EUR    260,000   Citibank NA      Hertz Corp.      5.00%  B         9/20/19         31,592       1,013
EUR    250,000   Citibank NA      Ineos Group      5.00%  B-        9/20/19         19,650      (1,158)
                                  Holdings SA
EUR    260,000   Citibank NA      MGIC             5.00%  B         9/20/19         31,725         606
                                  Investment Corp.
EUR    260,000   Citibank NA      Radian Group,    1.00%  B-        9/20/19         27,138       4,138
                                  Inc.
EUR    250,000   Citibank NA      Stena AB         5.00%  BB        9/20/19         22,699       4,272
       125,000   Citibank NA      Unilabs          5.00%  NA        9/20/19        (13,621)      4,936
                                  SubHolding AB
EUR    250,000   Citibank NA      Unilabs          5.00%  B         9/20/19        (13,411)     (3,330)
                                  SubHolding AB
EUR    250,000   Citibank NA      Wind Acquisition 5.00%  NR        9/20/19         23,844      10,122
                                  Finance SA
EUR    500,000   Citibank NA      Markit CDX       5.00%  NA (3)    12/20/14       (15,391)     19,598
                                  North America
                                  Investment
                                  Grade Index
       625,000   Citibank NA      Markit iTraxx    5.00%  NA (3)    6/20/15         (8,590)     23,608
                                  Europe Index

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 29

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                 Premiums     Unrealized
Notional                          Obligation              Credit    Expiration   Paid         Appreciation
Principal ($)(1) Counterparty     Entity           Coupon Rating(2) Date         (Received)   (Depreciation)
------------------------------------------------------------------------------------------------------------
     2,500,000   Citibank NA      Markit iTraxx    1.00%  NA (3)    6/20/19      $(216,543)   $ 25,267
                                  Europe Index
EUR    250,000   JP Morgan        Norske           5.00%  CCC       3/20/15        (20,418)     18,527
                 Chase Bank       Skogindustrier
                 NA               ASA
EUR    280,000   JP Morgan        Abengoa SA       5.00%  B         9/20/19         18,997      (6,449)
                 Chase Bank
                 NA
       375,000   JP Morgan        Arcelormittal    1.00%  BB+       9/20/19        (34,183)      6,409
                 Chase Bank
                 NA
       240,000   JP Morgan        Vougeot Bidco    5.00%  B         9/20/19         25,771      (2,362)
                 Chase Bank       plc
                 NA
       250,000   Morgan           Forest Oil Corp. 5.00%  CCC       3/20/15         (3,750)      5,531
                 Stanley & Co.
                 International
                 plc
       125,000   Morgan           Sears Roebuck    5.00%  CCC+      3/20/15         (5,625)      2,590
                 Stanley & Co.    Acceptance Corp.
                 International
                 plc
------------------------------------------------------------------------------------------------------------
                                                                                 $(183,413)   $101,905
============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer.

(3) Payment is based on a percentage of the index. Referenced indices are comprised of a number of individual issuers.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      EUR    Euro

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

INTEREST RATE SWAP AGREEMENTS

----------------------------------------------------------------------------------------------
                                                                                 Net
                                                          Annual                 Unrealized
Notional                          Pay /    Floating       Fixed     Expiration   Appreciation
Principal ($)    Counterparty     Receive  Rate           Rate      Date         (Depreciation)
----------------------------------------------------------------------------------------------
     1,687,669   J.P. Morgan      Receive  Russian Ruble  1.801%    7/18/19      $  (8,527)
                 Securities LLC            3 Month
     5,370,982   J.P. Morgan      Receive  Russian Ruble  1.819%    7/24/19        (29,365)
                 Securities LLC            3 Month
     1,853,457   J.P. Morgan      Receive  Russian Ruble  1.819%    8/7/19          (8,228)
                 Securities LLC            3 Month
     1,660,004   J.P. Morgan      Receive  Russian Ruble  2.660%    8/7/24         (28,429)
                 Securities LLC            3 Month
EUR  1,017,181   J.P. Morgan      Receive  EURIBOR        1.089%    9/2/24             132
                 Securities LLC            6 Month
----------------------------------------------------------------------------------------------
                                                                                 $ (74,417)
==============================================================================================

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      EUR        Euro

CREDIT DEFAULT SWAPTIONS SOLD

--------------------------------------------------------------------------------------------------------
Notional                                                                        Expiration
Principal ($)    Description                       Counterparty     Coupon      Date          Value
--------------------------------------------------------------------------------------------------------
    (5,100,000)  Markit CDX North America          Citibank NA      103         9/17/14       $ (1,443)
                 High Yield Index
    (5,100,000)  Markit CDX North America          Citibank NA      100         12/17/14       (17,993)
                 High Yield Index
--------------------------------------------------------------------------------------------------------
                 (Premiums Received $134,640)                                                 $(19,436)
========================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 31

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------
                                     Level 1          Level 2       Level 3  Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds          $           --   $ 2,653,215   $  --    $ 2,653,215
Preferred Stocks                                 --       276,800      --        276,800
Convertible Preferred Stocks                234,200            --      --        234,200
Common Stocks                             3,531,594            --      --      3,531,594
Asset Backed Securities                          --       537,576      --        537,576
Collateralized Mortgage Obligations              --     7,783,305      --      7,783,305
Corporate Bonds                                  --     1,026,725      --      1,026,725
U.S. Government and
   Agency Obligations                            --     4,874,983      --      4,874,983
Senior Floating Rate Loan Interests              --     1,203,818      --      1,203,818
Exchange Traded Funds                       985,043            --      --        985,043
Temporary Cash Investments                       --     2,570,000      --      2,570,000
Purchased Swaptions                              --        23,553      --         23,553
-----------------------------------------------------------------------------------------
Total                                $    4,750,837   $20,949,975   $  --    $25,700,812
=========================================================================================
Other Financial Instruments
Unrealized Appreciation on
  Credit Default Swaps               $           --   $    74,641   $  --    $    74,641
Unrealized Depreciation on
  Interest Rate Swaps                            --       (74,417)     --        (74,417)
Unrealized Appreciation on
  Written Swaptions                              --       115,204      --        115,204
Unrealized Depreciation on
  Futures Contracts                         (85,912)           --      --        (85,912)
Unrealized Appreciation on forward
  foreign currency contracts                     --       216,294      --        216,294
-----------------------------------------------------------------------------------------
Total Other Financial Instruments    $      (85,912)  $   331,722   $  --    $   245,810
=========================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities, at value (cost $25,631,141)                  $25,700,812
  Cash                                                                     2,539,809
  Futures collateral                                                         449,996
  Swap collateral                                                            601,763
  Receivables --
     Investment securities sold                                              223,727
     Fund shares sold                                                             28
     Dividends                                                                17,612
     Interest                                                                 67,035
     Due from Pioneer Investment Management, Inc.                             55,956
  Net unrealized appreciation on forward foreign currency contracts          216,294
  Net unrealized appreciation on swap contracts                                  224
  Other                                                                       22,184
------------------------------------------------------------------------------------
        Total assets                                                     $29,895,440
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 2,874,978
     Variation margin                                                          4,459
     Trustee fees                                                              1,078
     Futures payable                                                             344
  Due to custodian (cost $3,021)                                               7,766
  Written swaptions (premiums received $134,640)                              19,436
  Swap contracts, premiums received                                          759,881
  Net unrealized depreciation on futures contracts                            85,912
  Due to affiliates                                                           28,282
  Accrued expenses                                                            78,141
------------------------------------------------------------------------------------
        Total liabilities                                                $ 3,860,277
====================================================================================
NET ASSETS:
  Paid-in capital                                                        $25,761,745
  Undistributed net investment income                                        536,247
  Accumulated net realized loss on investments, futures contracts,
     swap contracts, and foreign currency transactions                      (566,887)
  Net unrealized appreciation on investments                                  69,671
  Net unrealized depreciation on futures contracts                           (85,912)
  Net unrealized appreciation on written swaptions                           115,204
  Net unrealized appreciation on swap contracts                                  224
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          204,871
------------------------------------------------------------------------------------
        Total net assets                                                 $26,035,163
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $9,040,109/894,309 shares)                           $     10.11
  Class C (based on $8,402,611/835,402 shares)                           $     10.06
  Class Y (based on $8,592,443/848,611 shares)                           $     10.13
MAXIMUM OFFERING PRICE:
  Class A ($10.11 (divided by) 95.5%)                                    $     10.59
====================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 33

Statement of Operations

For the period from 12/30/13 (Commencement of Operations) to 8/31/14

INVESTMENT INCOME:
  Interest                                                     $ 174,316
  Dividends                                                       89,341
------------------------------------------------------------------------------------
        Total investment income                                            $ 263,657
------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $ 196,085
  Distribution fees
     Class A                                                      14,544
     Class C                                                      55,816
  Transfer Agent fee
     Class A                                                         300
     Class C                                                         122
     Class Y                                                         101
  Shareholder communications expense                                 472
  Administrative reimbursements                                   14,061
  Custodian fees                                                  38,611
  Registration fees                                               39,942
  Professional fees                                               99,023
  Printing expense                                                31,348
  Fees and expenses of nonaffiliated Trustees                      4,372
  Pricing fees                                                     7,959
  Miscellaneous                                                    8,979
------------------------------------------------------------------------------------
     Total expenses                                                        $ 511,735
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                        (194,198)
------------------------------------------------------------------------------------
     Net expenses                                                          $ 317,537
------------------------------------------------------------------------------------
         Net investment loss                                               $ (53,880)
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN SWAPTIONS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                               $ 156,397
     Swap contracts                                               77,933
     Futures contracts                                          (375,761)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        138,683   $  (2,748)
------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                               $  69,671
     Swap contracts                                                  224
     Written swaptions                                           115,204
     Futures contracts                                           (85,912)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        204,871   $ 304,058
------------------------------------------------------------------------------------
  Net gain on investments, swap contracts, written swaptions,
     futures contracts and foreign currency transactions                   $ 301,310
------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $ 247,430
====================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                                           12/31/13 (a)
                                                                           to 8/31/14
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                        $    (53,880)
Net realized gain on investments, credit default swaps, futures contracts
  and foreign currency transactions                                              (2,748)
Change in net unrealized appreciation (depreciation) on investments, swap contracts, written swaptions, futures contracts and foreign
  currency transactions                                                         304,058
----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                 $    247,430
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)
Net proceeds from sale of shares                                           $ 25,836,911
Reinvestment of distributions                                                        --
Cost of shares repurchased                                                      (49,178)
----------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                            $ 25,787,733
----------------------------------------------------------------------------------------
     Net increase in net assets                                            $ 26,035,163
NET ASSETS:
Beginning of period                                                        $         --
----------------------------------------------------------------------------------------
End of period                                                              $ 26,035,163
----------------------------------------------------------------------------------------
Undistributed net investment income                                        $    536,247
========================================================================================

(a) Class A, Class C and Class Y Shares were first publicly offered on December 31, 2013.

(b) At August 31, 2014, PIM owned 96.0% of the value of the outstanding shares of Pioneer Long/Short Opportunistic Credit Fund.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 35

--------------------------------------------------------------------------------
                                                '14 Shares         '14 Amount
--------------------------------------------------------------------------------
Class A*
Shares sold                                     895,300            $8,956,897
Reinvestment of distributions                        --                    --
Less shares repurchased                            (991)              (10,000)
--------------------------------------------------------------------------------
      Net increase                              894,309            $8,946,897
================================================================================
Class C*
Shares sold                                     836,825            $8,368,181
Reinvestment of distributions                        --                    --
Less shares repurchased                          (1,423)              (14,178)
--------------------------------------------------------------------------------
      Net increase                              835,402            $8,354,003
================================================================================
Class Y*
Shares sold                                     851,088            $8,511,833
Reinvestment of distributions                        --                    --
Less shares repurchased                          (2,477)              (25,000)
--------------------------------------------------------------------------------
      Net increase                              848,611            $8,486,833
================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Financial Highlights

--------------------------------------------------------------------------------
                                                                 12/30/13
                                                                 to 8/31/14
--------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $ 10.00
--------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment loss                                            $ (0.01)
  Net realized and unrealized gain on investments                   0.12
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $  0.11
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.11
--------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.11
================================================================================
Total return*                                                       1.10%(a)
Ratio of net expenses to average net assets                         1.70%**
Ratio of net investment loss to average net assets                 (0.15)%**
Portfolio turnover rate                                              100%**
Net assets, end of period (in thousands)                         $ 9,040
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                    2.85%**
  Net investment loss                                              (1.30)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Not annualized.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 37

--------------------------------------------------------------------------------
                                                                 12/30/13
                                                                 to 8/31/14
--------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 10.00
--------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment loss                                            $ (0.06)
  Net realized and unrealized gain on investments                   0.12
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $  0.06
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.06
--------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.06
================================================================================
Total return*                                                       0.60%(a)
Ratio of net expenses to average net assets                         2.45%**
Ratio of net investment loss to average net assets                 (0.91)%**
Portfolio turnover rate                                              100%**
Net assets, end of period (in thousands)                         $ 8,403
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   3.58%**
   Net investment loss                                             (2.04)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Not annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------
                                                                 12/30/13
                                                                 to 8/31/14
--------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                          $ 0.01(a)
  Net realized and unrealized gain on investments                  0.12
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $ 0.13
--------------------------------------------------------------------------------
Net increase in net asset value                                  $ 0.13
--------------------------------------------------------------------------------
Net asset value, end of period                                   $10.13
================================================================================
Total return*                                                      1.30%(b)
Ratio of net expenses to average net assets                        1.45%**
Ratio of net investment income to average net assets               0.10%**(a)
Portfolio turnover rate                                             100%**
Net assets, end of period (in thousands)                         $8,592
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                   2.58%**
  Net investment loss                                             (1.03)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) The amount shown for a share outstanding does not correspond to the Net Investment Loss on the Statement of Operations due to the timing of sales and repurchases of shares. (b) Not annualized.

The accompanying notes are an integral part of these financial statements.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 39

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer Long/Short Opportunistic Credit Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 31, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

40 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 41

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At August 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for finan-cial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

42 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2014 was $449,996. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves to varying degrees, element of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the period ended August 31, 2014 was $17,135,726.

    At August 31, 2014, open futures contracts were as follows:

    ---------------------------------------------------------------------------------------
                             Number of
                             Contracts      Settlement                       Unrealized
    Type                     Long/(Short)   Month          Value             (Depreciation)
    ---------------------------------------------------------------------------------------
    F/C Euro BTP Future       10            12/14          $  1,698,810      $  (1,551)
    F/C 90 Day Euro Future   (79)           6/17            (19,274,025)       (21,790)
    U.S. 5 Year Note (CBT)   (14)           9/14             (1,676,063)        (4,188)
    F/C S&P 500              (26)           9/14             (2,601,820)       (58,383)
    ---------------------------------------------------------------------------------------
                                                           $(21,853,098)     $ (85,912)
    =======================================================================================

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 43

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distrib-ute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to share-owners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2014, the Fund reclassified $590,127 to increase undistributed net investment income, $564,139 to increase accumulated net realized gain on investments, foreign currency transactions, swap contracts and futures contracts and $25,988 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At August 31, 2014, the Fund was permitted to carry forward $501,757 of short-term losses and $149,967 of long-term losses without limitation.

    There were no distributions paid during the fiscal year ended August 31, 2014.

    The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                      $820,428
    Capital loss carryforward                                         (651,754)
    Unrealized appreciation                                             104,744
    ----------------------------------------------------------------------------
    Total                                                              $273,418
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of the losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps and the mark to market of forwards, swaps and future contracts.

44 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $294 in underwriting commissions on the sale of Class A shares during the period ended August 31, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net invest-ment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 45 notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer, makes an up front payment to the protection seller in exchange for the rights to receive a contingent payment. An up front payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Open credit default swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended August 31, 2014 was $442,882.

46 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

J.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at August 31, 2014 are listed in the Schedule of Investments. The average value of interest swap swap contracts open during the period ended August 31, 2014 was $25,808.

K.  Credit Default Swaption Writing

    The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the swaption. When the Fund writes an swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

    The average value of contracts open during the period ended August 31, 2014 was $33,638. Written swaption contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 47

    The Fund held two written swaption contracts that were open at August 31, 2014. If the swaptions were exercised at August 31, 2014, the maximum amount the Fund would have been required to pay was $19,436.

    Transactions in written swaptions for the period ended August 31, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                                       Number of      Premiums
                                                       Contracts      Received
    ----------------------------------------------------------------------------
    Options outstanding at beginning of period                   --   $      --
    Options opened                                     (10,200,000)     134,640
    Options exercised                                            --          --
    Options closed                                               --          --
    Options expired                                              --          --
    ----------------------------------------------------------------------------
    Options outstanding at end of period               (10,200,000)   $ 134,640
    ============================================================================

L.  Purchased Credit Default Swaptions

    The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the period ended August 31, 2014 was $33,853. Purchased swaptions open at period end are listed at the end of the Fund's Schedule of Investments.

48 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the average daily net assets of the Fund up to $1 billion and 1.05% of the Fund's average daily net assets over $1 Billion. For the period ended August 31, 2014, the annualized management fee was equivalent to 1.15% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.70%, 2.45% and 1.45% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2015. Fees waived and expenses reimbursed during the period ended August 31, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,093 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended August 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $377
Class C                                                                       50
Class Y                                                                       45
--------------------------------------------------------------------------------
   Total                                                                    $472
================================================================================

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 49

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,167 in distribution fees payable to PFD at August 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the period ended August 31, 2014, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At August 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the period ended August 31, 2014 was $5,090,672.

50 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Open forward foreign currency contracts at August 31, 2014 were as follows:

--------------------------------------------------------------------------------------------------
                             Net                                                    Net Unrealized
                             Contracts to    In Exchange  Settlement  US $ Value    Appreciation
Currency                     Deliver         For          Date        at 8/31/14    (Depreciation)
--------------------------------------------------------------------------------------------------
AUD (Australian Dollar)      $     (414,810)   (381,263)  9/4/14      $  (387,137)  $ (5,874)
CAD (Canadian Dollar)              (381,973)   (349,939)  9/4/14         (351,393)    (1,454)
CAD (Canadian Dollar)              (137,386)   (129,180)  10/14/14       (126,269)     2,911
CAD (Canadian Dollar)              (138,261)   (129,472)  10/10/14       (127,085)     2,387
CHF (Swiss Franc)                  (497,120)   (555,062)  9/4/14         (541,411)    13,651
CLP (Chilean Peso)             (286,534,721)   (516,232)  9/4/14         (488,415)    27,817
CZK (Czech Koruna)              (14,549,990)   (722,104)  9/4/14         (689,123)    32,981
EURO (European Euro)               (189,514)   (258,446)  9/15/14        (248,991)     9,455
EURO (European Euro)               (809,649) (1,101,807)  9/4/14       (1,063,683)    38,124
EURO (European Euro)               (893,301) (1,216,099)  9/15/14      (1,173,654)    42,445
EURO (European Euro)              1,101,440   1,471,639   10/24/14      1,447,484    (24,155)
EURO (European Euro)             (1,116,032) (1,503,167)  10/24/14     (1,466,661)    36,506
EURO (European Euro)               (843,000) (1,128,886)  10/24/14     (1,107,849)    21,037
GBP (British Pound Sterling)       (326,231)   (546,180)  9/4/14         (540,495)     5,685
HUF (Hungarian Forint)          (77,897,436)   (348,410)  9/4/14         (324,761)    23,649
IDR (Indonesian Rupiah)       3,346,905,250     279,725   9/4/14          286,259      6,534
INR Indian Rupee                 39,364,377     656,182   9/4/14          650,436     (5,746)
JPY (Japanese Yen)             (143,511,339) (1,406,966)  9/4/14       (1,378,664)    28,302
KRW (South Korean Won)          192,600,474     187,202   9/4/14          189,911      2,709
MXN (Mexican Peso)                7,029,725     540,465   9/4/14          537,671     (2,794)
MXN (Mexican Peso)                1,679,686     129,180   10/14/14        128,132     (1,048)
NOK (Norwegian Krone)             2,607,016     433,083   9/4/14          420,391    (12,692)
NZD (New Zealand Dollar)          1,094,386     919,481   9/4/14          914,601     (4,880)
NZD (New Zealand Dollar)           (571,751)   (493,245)  9/4/14         (477,824)    15,421
PLN (Polish Zloty)                1,127,380     368,298   9/4/14          351,816    (16,482)
RUB(Russian Ruble)                9,000,099     252,812   9/4/14          242,489    (10,323)
SEK (Swedish Krona)                     151          23   9/4/14               22         (1)
SGD (Singapore Dollar)             (685,298)   (545,700)  9/4/14         (548,655)    (2,955)
TRY (Turkish Lira)                 (412,394)   (191,910)  9/4/14         (190,705)     1,205
TWD (New Taiwan Dollar)         (10,927,147)   (364,275)  9/4/14         (365,752)    (1,477)
ZAR (South African Rand)         (1,341,599)   (124,128)  9/4/14         (125,692)    (1,564)
ZAR (South African Rand)         (1,358,778)   (124,222)  9/4/14         (127,302)    (3,080)
                                                                                    $216,294


       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 51

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended August 31, 2014, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities

Offsetting Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2014.

-----------------------------------------------------------------------------------------------
Assets:

                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets           Assets and Liabilities
                  Gross        Statement    Presented in    -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Assets       Liabilities  Liabilities     Instruments  Received*    Amount
----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $310,819     $ (94,525)   $216,294        $     --     $     --     $216,294
Written
  swaptions             --            --          --              --           --           --
Swap contracts     293,433      (293,209)        224              --           --          224
----------------------------------------------------------------------------------------------
                  $604,252     $(387,734)   $216,518        $     --     $     --     $216,518
==============================================================================================

----------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Liabilities      Assets and Liabilities
                  Gross        Statement    Presented in   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Liabilities  Liabilities  Liabilities     Instruments  Pledged*     Amount
----------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $  94,525    $ (94,525)   $      --       $     --     $     --     $    --
Written
  swaptions          19,436           --       19,436             --           --      19,436
Swap contracts      293,209     (293,209)          --             --           --          --
----------------------------------------------------------------------------------------------
                  $(407,170)   $(387,734)   $  19,436       $     --     $     --     $19,436
==============================================================================================

* The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.


52 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

8.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August, 31, 2014 were as follows:

------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014               Liabilities Derivatives 2014
Hedging Instruments            --------------------------------     ----------------------------
Under Accounting               Statement of Assets                  Statement of Assets
Standards Codification         and Liabilities                      and Liabilities
(ASC) 815                      Location            Value            Location            Value
------------------------------------------------------------------------------------------------
Forward foreign                Net unrealized                       Net unrealized
 currency contracts            appreciation on                      depreciation on
                               forward foreign                      forward foreign
                               currency contracts  $216,294         currency contracts  $     --
Swap contracts                 Net unrealized                       Net unrealized
                               appreciation on                      depreciation on
                               swap contracts           224         swap contracts            --
Written swaptions              Net unrealized                       Net unrealized
                               appreciation on                      depreciation on
                               written swaptions         --         written swaptions     19,436
Futures contracts*             Net unrealized                       Net unrealized
                               appreciation on                      depreciation on
                               futures contracts         --         futures contracts     85,912
------------------------------------------------------------------------------------------------
  Total                                            $216,518                             $105,348
================================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1C). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2014 was as follows:

------------------------------------------------------------------------------------------------------
                                                                                      Change in
Derivatives Not                                                       Realized        Unrealized
Accounted for as                                                      Gain or         Appreciation or
Hedging Instruments                                                   (Loss) on       (Depreciation)
Under Accounting              Location of Gain or (Loss)              Derivatives     on Derivatives
Standards Codification        on Derivatives Recognized               Recognized      Recognized
(ASC) 815                     in Income                               in Income       in Income
------------------------------------------------------------------------------------------------------
Forward foreign               Net realized gain (loss) on forward
 currency contracts           foreign currency contracts              $ 143,919
Forward foreign               Change in unrealized appreciation
 currency contracts           (depreciation) on forward foreign
                              currency contracts                                      $216,294
Written swaptions             Change in unrealized appreciation
                              (depreciation) on written swaptions                     $115,204
Futures contracts             Net realized gain (loss) on
                              futures contracts                       $(375,761)
Futures contracts             Change in net unrealized appreciation
                              (depreciation) on futures contracts                     $(85,912)
Swap contracts                Net realized gain (loss) on
                              swap contracts                          $ 77,933
Swap contracts                Change in net unrealized appreciation
                              (depreciation) on swap contracts                        $     224

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Long/Short Opportunistic Credit Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Long/Short Opportunistic Credit Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period December 30, 2013, (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Long/Short Opportunistic Credit Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 30, 2013, (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

54 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 55

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2013.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2013.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2013.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2013.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2013.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 57

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

58 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2013. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2013. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2013. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2013. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

       Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14 59

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2013. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2013. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2013. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2013. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2013. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

60 Pioneer Long/Short Opportunistic Credit Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 28081-00-1014

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Trust were totaled approximately $203,733 payable to Deloitte & Touche
LLP for the year ended August 31, 2014 and $62,148 were paid to the former auditor, Ernst & Young LLP for the year ended August 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended August 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended
Augusr 31, 2013.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $42,100 payable to Deloitte & Touche LLP for the year ended August 31,
2014 and $16,262 were paid to the former auditor, Ernst
& Young LLP for the year ended August 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended August 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended
Augusr 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $42,100 payable to Deloitte & Touche LLP for the year ended
August 31, 2014 and $16,262 were paid to the former auditor, Ernst & Young LLP for the year ended August
31, 2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date October 31, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer


Date October 31, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 31, 2014

* Print the name and title of each signing officer under his or her signature.